UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )
Filed by the Registrant   ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

Dear Shareholder:
We have enclosed with this letter the proxy statement for our 2021 Annual Meeting (the “Annual Meeting”) of shareholders of Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”).
This year’s Annual Meeting will be held on Thursday, November 18, 2021, at 10:00 am Central Time. We currently plan to conduct the meeting in person at our offices at 305 Hartmann Drive, Lebanon, Tennessee 37087. We continue to be mindful of the public health concerns posed by the coronavirus (COVID-19) pandemic. Consistent with last year’s annual meeting of shareholders, we want to ensure that shareholders fully understand that because of the pandemic, the Annual Meeting this year will be different from years past and urge them to fully consider the changes to the meeting format described below before attending in person.
Measures that we intend to follow to protect the safety of shareholders, members of our Board of Directors, and our employees and facilities at this year’s Annual Meeting are expected to include:
•
requiring proof of vaccination or a negative COVID-19 test result received within the preceding 72 hours;

•
conducting health screenings for persons seeking entry to the meeting;

•
enforcing social distancing guidelines for all attendees, which may include dispersed seating of attendees in multiple rooms with video and audio streams;

•
requiring attendees to wear appropriate facial coverings while in our facilities;

•
refraining from any facility tours;

•
providing no food or beverage service;

•
providing no shareholder gifts or materials other than ballots and rules of procedure; and

•
streamlining the meeting itself to ensure that it is conducted as expeditiously and safely as possible.

As the pandemic and the public health response to it continue to evolve, we may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We will issue a press release and make a public filing with the Securities and Exchange Commission (the “SEC”) announcing any changes to the Annual Meeting, and we will also announce any changes at http://investor.crackerbarrel.com. We encourage you to check this website prior to the Annual Meeting if you are considering attending. Most of all, we urge all of our shareholders to consider carefully the risks inherent in travel and in attending public gatherings such as the Annual Meeting in the continuing pandemic before making any decision to attend in person.
At the Annual Meeting, you will have an opportunity to vote (by proxy or in person) on the following proposals: (1) to elect ten directors; (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement; (3) to approve the Company’s shareholder rights plan, which was adopted by our Board of Directors on April 9, 2021; (4) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for our 2022 fiscal year; and (5) to vote on a shareholder proposal, if properly presented at the Annual Meeting.
In addition to the matters that will be voted on by shareholders at the Annual Meeting, the other members of the Board of Directors and I would like to express our heartfelt thanks to our fellow director, Norm Johnson, who will retire from the Board at the time of the Annual Meeting. Norm’s engagement over the years has been a tremendous resource for me, our Board and our Company, and his leadership as the chair of the Nominating and Corporate Governance committee has been instrumental in developing what we believe to be an incredibly talented, diverse group of Board members with a broad and deep array of skills and experiences that are vital to supporting our corporate mission and the creation of value for our shareholders. Norm’s contributions will be deeply missed, but his work has positioned us well as we look ahead. We wish him well in future endeavors and thank him for his service.
This year, we have elected to provide access to our proxy materials over the Internet under the SEC’s “notice and access” rules.
Whether or not you expect to be present at the Annual Meeting, please vote and submit your proxy as soon as possible via the Internet, by phone, or, if you have requested to receive printed proxy materials, by mailing a proxy card enclosed with those materials. This will not prevent you from voting in person at the Annual Meeting, but will help to secure a quorum and avoid added solicitation costs. If you decide later to attend the Annual Meeting, you may withdraw your proxy at any time and vote your shares in person. We want your vote to be represented at the Annual Meeting.
Sincerely,
Sandra B. Cochran
President and Chief Executive Officer
October 7, 2021

305 Hartmann Drive
Lebanon, Tennessee 37087
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
IMPORTANT NOTICE REGARDING COVID-19 AND PROCEDURES FOR THE ANNUAL MEETING:
The Company currently plans to conduct the meeting in person. The Company continues to be mindful of the public health concerns posed by the pandemic. Consistent with last year, the Company wants to ensure that shareholders fully understand that because of the pandemic, the Annual Meeting this year will be different from years past and urges them to fully consider the changes to the meeting format described below before attending in person.

      Measures that the Company intends to follow to protect the safety of shareholders, members of the Board of Directors, and its employees and facilities at this year’s Annual Meeting are expected to include:
•
requiring proof of vaccination or a negative COVID-19 test result received within the preceding 72 hours;

•
conducting health screenings for persons seeking entry to the meeting;

•
enforcing social distancing guidelines for all attendees, which may include dispersed seating of attendees in multiple rooms with video and audio streams;

•
requiring attendees to wear appropriate facial coverings while in our facilities;

•
refraining from any facility tours;

•
providing no food or beverage service;

•
providing no shareholder gifts or materials other than ballots and rules of procedure; and

•
streamlining the meeting itself to ensure that it is conducted as expeditiously and safely as possible.

      As the pandemic continues to evolve, the Company may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). The Company will issue a press release and make a public filing with the SEC announcing any changes to the Annual Meeting, and the Company will also announce any changes at http://investor.crackerbarrel.com. Shareholders are encouraged to check this website prior to making any decision to attend the Annual Meeting.
The Company urges all shareholders to consider carefully the risks inherent in travel and in attending public gatherings such as the Annual Meeting in the continuing pandemic before making any decision to attend in person.

DATE OF MEETING:	November 18, 2021
TIME OF MEETING:	10:00 a.m. Central Time
PLACE OF MEETING:	305 Hartmann Drive, Lebanon, Tennessee 37087
ITEMS OF BUSINESS:	(1) to elect ten directors;
(2) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement that accompanies this notice;
(3) to approve the Company’s shareholder rights plan, which was adopted by our Board of Directors on April 9, 2021;
(4) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2022 fiscal year;
(5) to vote on a shareholder proposal, if properly presented at the Annual Meeting; and
(6) to conduct other business properly brought before the meeting.
WHO MAY VOTE/ RECORD DATE:	You may vote if you were a shareholder at the close of business on September 17, 2021.
NOTICE AND ACCESS	We are mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to many of our shareholders instead of paper copies of our proxy statement and our 2021 Annual Report. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how shareholders can receive a paper copy of our proxy materials, including this proxy statement, our 2021 Annual Report and proxy card.
Whether or not you plan to attend the Annual Meeting, we ask that you vote as soon as possible. Promptly voting will help ensure that the greatest number of shareholders will be present whether in person or by proxy. You may vote over the Internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy card enclosed with those materials. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.
If you attend the Annual Meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised. Should you desire to revoke your proxy, you may do so as provided in the accompanying proxy statement.
By Order of our Board of Directors,
Richard M. Wolfson
Secretary
Lebanon, Tennessee
October 7, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING
TO BE HELD ON NOVEMBER 18, 2021:
The Notice of Internet Availability of Proxy Materials, Notice of Meeting and
Proxy Statement are available free of charge at: www.proxyvote.com

CRACKER BARREL OLD COUNTRY STORE, INC.
305 Hartmann Drive
Lebanon, Tennessee 37087
Telephone: (615) 444-5533
PROXY STATEMENT FOR 2021 ANNUAL MEETING OF SHAREHOLDERS

i

GENERAL INFORMATION
What is this document?
This document is the proxy statement of Cracker Barrel Old Country Store, Inc. that is being furnished to shareholders in connection with our Annual Meeting of Shareholders to be held on Thursday, November 18, 2021 (the “Annual Meeting”). If you requested a printed version of the proxy statement, a form of proxy card is also being furnished with this document.
We have tried to make this document simple and easy to understand. The Securities and Exchange Commission (the “SEC”) encourages companies to use “plain English,” and we will always try to communicate with you clearly and effectively. We will refer to Cracker Barrel Old Country Store, Inc. throughout this proxy statement as “we,” “us,” the “Company” or “Cracker Barrel.” Unless clearly indicated otherwise, all references to a particular year or quarter in this proxy statement refer to our fiscal year or quarter.
Why am I receiving a proxy statement?
You are receiving this document because you were one of our shareholders at the close of business on September 17, 2021, the record date for our Annual Meeting. We are sending this proxy statement and the form of proxy card to you in order to solicit your proxy (i.e., your permission) to vote your shares of Cracker Barrel stock upon certain matters at the Annual Meeting. We are required by law to convene an Annual Meeting of our shareholders at which directors are elected. Because our shares are widely held, it would be impractical, if not impossible, for our shareholders to meet physically in sufficient numbers to hold a meeting. Accordingly, proxies are solicited from our shareholders. United States federal securities laws require us to send you this proxy statement and specify the information required to be contained in it.
What does it mean if I receive more than one proxy statement or proxy card?
If you receive multiple proxy statements or proxy cards, this may mean that you have more than one account with brokers or our transfer agent. Please vote ALL of your shares. We also recommend that you contact your broker and our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company (“AST”). You can contact AST by calling (800) 485-1883.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, the Company will use the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company is sending a Notice to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the complete proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings and the cost to the Company associated with the physical printing and mailing of materials.
How can I get electronic access to the proxy materials?
The Notice explains how to:
•
view the Company’s proxy materials for the Annual Meeting on the Internet; and

•
instruct the Company to send future proxy materials to you by email.

The Company’s proxy materials are also available on the Company’s website at
http://investor.crackerbarrel.com.

Are you “householding” for shareholders sharing the same address?
Yes. The SEC’s rules regarding the delivery of proxy materials to shareholders permit us to deliver a single copy of these documents to an address shared by two or more of our shareholders. This method of delivery is called “householding,” and it can significantly reduce our printing and mailing costs. It also reduces the volume of mail you receive. Under this procedure, we are delivering a single copy of the Notice and, if applicable, the proxy materials to multiple shareholders who share the same address. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this proxy statement or the 2021 Annual Report, shareholders may call our transfer agent, AST, toll free at (800) 485-1883, or write to our Corporate Secretary at Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087. The same phone number and address may be used to notify us that you wish to receive a separate set of proxy materials in the future, or to request delivery of a single copy of our proxy materials if you are receiving multiple copies.
Who pays for the Company’s solicitation of proxies?
We will pay for the entire cost of soliciting proxies on behalf of the Company. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding the Company’s proxy materials to beneficial owners. In addition, our directors and employees may solicit proxies in person, by mail, by telephone, via the Internet, press releases or advertisements. Directors and employees will not be paid any additional compensation for soliciting proxies, but Okapi Partners, LLC, our proxy solicitor, will be paid a fee, not expected to exceed $10,000, for rendering solicitation services.
Who may attend the Annual Meeting?
The Annual Meeting is open to all of our shareholders. To attend the meeting, you will need to register upon arrival. We also may check for your name on our shareholders’ list and ask you to produce valid identification. If your shares are held in “street name” by your broker or bank, you should bring your most recent brokerage account statement or other evidence of your share ownership. If we cannot verify that you own Cracker Barrel shares, it is possible that you will not be admitted to the meeting.
In light of the continuing pandemic, the Annual Meeting will be conducted in strict compliance with preventive measures recommended by public health experts. These measures are expected to include requiring proof of vaccination or a negative COVID-19 test result received within the preceding 72 hours; conducting health screenings for persons seeking entry to the meeting, enforcing social distancing guidelines for all attendees including seating attendees in separate rooms with audio and video streams, requiring attendees to wear appropriate facial coverings while in our facilities, refraining from any facility tours or food and beverage service, and streamlining the meeting itself to ensure that it is conducted as safely as possible. We must reserve the right to deny admission to the meeting for persons exhibiting symptoms or behavior that could place our shareholders, employees or facilities at risk.
For these reasons, we strongly urge shareholders to submit a proxy to vote your shares in advance of the Annual Meeting by submitting a proxy card, or by voting over the telephone or on the Internet. Submitting a proxy will not prevent you from voting in person, but it will help to secure a quorum, avoid added solicitation costs, and protect the health and safety of our employees, advisors and other shareholders. Information on how to submit a proxy to vote your shares in advance of the Annual Meeting is discussed below.
What if I have a disability?
If you are disabled and would like to participate in the Annual Meeting, we can provide reasonable assistance. Please send any request for assistance to Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee, 37087, Attention: Corporate Secretary, at least two weeks before the meeting.

What is Cracker Barrel Old Country Store, Inc. and where is it located?
We are the owner and operator of the Cracker Barrel Old Country Store® restaurant and retail concept throughout the United States. We also own and operate the Maple Street Biscuit Company restaurant concept in a number of locations in the southeastern United States. Our corporate headquarters are located at 305 Hartmann Drive, Lebanon, Tennessee 37087. Our telephone number is (615) 444-5533.
Where is Cracker Barrel Old Country Store, Inc. common stock traded?
Our common stock is traded and quoted on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “CBRL.”
Who will count the votes cast at the Annual Meeting?
The Board of Directors will appoint an independent inspector of election to serve at the Annual Meeting. The independent inspector of election for the Annual Meeting will determine the number of votes cast by holders of common stock for all matters. Final results will be announced when certified by the independent inspector of election, which we expect will occur within a few business days after the date of the Annual Meeting.
How can I find the voting results of the Annual Meeting?
We will include the voting results in a Current Report on Form 8-K, which we will file with the SEC no later than four business days following the completion of the Annual Meeting.

VOTING MATTERS
What am I voting on?
You will be voting on the following matters:
•
to elect ten directors;

•
to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement;

•
to approve the Company’s shareholder rights plan, which was adopted by our Board of Directors on April 9, 2021;

•
to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2021 fiscal year; and

•
to vote on a shareholder proposal, if properly presented at the Annual Meeting.

Who is entitled to vote?
You may vote if you owned shares of our common stock at the close of business on September 17, 2021. As of September 17, 2021, there were 23,511,862 shares of our common stock outstanding.
How many votes must be present to hold the Annual Meeting?
In order to lawfully conduct the Annual Meeting, a majority of our outstanding common shares as of September 17, 2021 must be present at the Annual Meeting either in person or by proxy. This is called a quorum. Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by one of the methods described below under the question “How do I vote before the Annual Meeting?” Abstentions and “broker non-votes” (as explained below under the question “What is a ‘broker non-vote’?”) also will be counted for purposes of establishing a quorum.
How many votes do I have and can I cumulate my votes?
You have one vote for every share of our common stock that you own. Cumulative voting is not permitted.
May I vote my shares in person at the Annual Meeting?
Yes. You may vote your shares at the Annual Meeting if you attend in person, even if you previously submitted a proxy card or voted by Internet or telephone. Whether or not you plan to attend the Annual Meeting in person, however, in order to assist us in tabulating votes at the Annual Meeting, we encourage you to vote by using the telephone, Internet or, if applicable, by returning a proxy card. It is possible the time, date, location or logistics of the meeting may be changed, including by holding a virtual meeting. In that case, we will issue a press release and make a public filing with the SEC, announcing any changes to the meeting, and we will also announce any changes at http://investor.crackerbarrel.com. We encourage you to check our website prior to the Annual Meeting if you plan to attend.
In light of the ongoing COVID-19 pandemic, the Annual Meeting will be conducted in strict compliance with limitations on public gatherings mandated by state and local authorities and other preventive measures recommended by public health experts. These measures are expected to include requiring proof of vaccination or a negative COVID-19 test result received within the preceding 72 hours, conducting health screenings for persons seeking entry to the meeting, enforcing optimal social distancing guidelines for all attendees, including possibly dispersed seating of attendees in multiple rooms with video and audio streams, requiring all attendees to wear appropriate facial coverings while in our facilities, refraining from any facility tours or food and beverage service, and streamlining the meeting itself to ensure that it is conducted as expeditiously and safely as possible. We must reserve the right to deny admission to the meeting for persons exhibiting symptoms or behavior that could place our shareholders, employees or facilities at risk.

For these reasons, we strongly urge shareholders to submit a proxy to vote your shares in advance of the Annual Meeting by using the telephone, Internet or, if applicable, by returning a proxy card. Submitting a proxy will not prevent you from voting in person, but it will help to secure a quorum, avoid added solicitation costs, and protect the health and safety of our employees, advisors and other shareholders. Information on how to submit a proxy to vote your shares in advance of the Annual Meeting is discussed below.
How do I vote before the Annual Meeting?
Before the Annual Meeting, you may vote your shares in one of the following three ways: (1) via the Internet by following the instructions provided in the Notice, (2) by mail, if you requested printed copies of the proxy materials, by filling out the form of proxy card and sending it back in the envelope provided, or (3) by telephone, if you requested printed copies of the proxy materials, by calling the toll free number found on the proxy card. If you requested printed copies of the proxy materials, and properly sign and return your proxy card and return it in the prepaid envelope, your shares will be voted as you direct.
Please use only one of the three ways to vote. If you hold shares in the name of a broker, your ability to vote those shares by Internet or telephone depends on the voting procedures used by your broker, as explained below under the question “How do I vote if my broker holds my shares in ‘street name’?” The Tennessee Business Corporation Act provides that a shareholder may appoint a proxy by electronic transmission, so we believe that the Internet or telephone voting procedures available to shareholders are valid and consistent with the requirements of applicable law.
How do I vote if my broker holds my shares in “street name”?
If your shares are held in a brokerage account in the name of your bank or broker (this is called “street name”), your bank or broker will send you the Notice. Many (but not all) brokerage firms and banks participate in a program provided through Broadridge Financial Solutions, Inc. that offers Internet and telephone voting options.
What is a “broker non-vote”?
If you own shares through a broker in street name, you may instruct your broker how to vote your shares. A “broker non-vote” occurs when you fail to provide your broker with voting instructions at least 10 days before the Annual Meeting and the broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a “routine” matter under applicable rules. See “How will abstentions and broker non-votes be treated?” and “Will my shares held in street name be voted if I do not provide my proxy?” below.
How will abstentions and broker non-votes be treated?
Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes cast either in favor of or against a particular proposal, unless such proposal is a “routine” matter under applicable rules. See “Will my shares held in street name be voted if I do not provide my proxy?” below. The only “routine” matter to be presented at the Annual Meeting is Proposal 4: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.
Will my shares held in street name be voted if I do not provide my proxy?
On certain “routine” matters, brokerage firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. The only “routine” matter to be presented at the Annual Meeting is Proposal 4: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.
How will my proxy be voted?
The individuals named on the proxy card will vote your proxy in the manner you indicate on the proxy card.

What if I return my signed proxy card or complete Internet or telephone procedures but do not specify my vote?
If you sign and return your proxy card or complete the Internet or telephone voting procedures but do not specify how you want to vote your shares, we will vote them:
•
FOR the election of each of the ten director nominees named in this proxy statement;

•
FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement;

•
FOR the approval of the Company’s shareholder rights plan;

•
FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2022 fiscal year; and

•
AGAINST the shareholder proposal, if properly presented at the Annual Meeting, requesting that the Company adopt a policy that all shareholder meetings be held, in whole or in part, through virtual means.

Can I change my mind and revoke my proxy?
Yes. To revoke a proxy given pursuant to this solicitation, you must:
•
sign another proxy with a later date and return it to our Corporate Secretary at Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087 at or before the Annual Meeting;

•
provide our Corporate Secretary with a written notice of revocation dated later than the date of the proxy at or before the Annual Meeting;

•
re-vote by using the telephone and calling (800) 690-6903;

•
re-vote by using the Internet by following the instructions in the Notice; or

•
attend the Annual Meeting and vote in person — note that attendance at the Annual Meeting will not revoke a proxy if you do not actually vote at the Annual Meeting.

What vote is required to approve each proposal?
•
Proposal 1: Election of ten directors.

The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the Annual Meeting is required for the election of directors. A properly executed proxy card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will not be considered to have been voted for the director nominee. Broker non-votes will also not be considered to have been voted for any director nominee.
•
Proposal 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement that accompanies this notice.

The compensation of the Company’s named executive officers as described in this proxy statement will be approved if the number of shares of Company common stock voted “FOR” the proposal exceeds the number of shares of Company common stock voted “AGAINST.” If you vote “ABSTAIN” on this proposal via a properly executed proxy card, the Internet or telephone, your vote will not be counted as cast “FOR” or “AGAINST” this proposal. Broker non-votes likewise will not be treated as cast “FOR” or “AGAINST” this proposal. Accordingly, neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.
•
Proposal 3: Approval of the Company’s shareholder rights plan.

We are asking our shareholders to approve the shareholder rights plan that our Board of Directors adopted on April 9, 2021. The Company’s shareholder rights plan will be approved if the number of shares of Company common stock voted “FOR” the proposal exceeds the number of shares of Company common stock voted “AGAINST.” If you vote “ABSTAIN” on this proposal via a properly executed proxy card, the Internet or telephone, your vote will not be counted as cast “FOR” or “AGAINST” this proposal. Broker non-votes likewise will not be treated as cast “FOR” or “AGAINST” this proposal. Accordingly, neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.
•
Proposal 4: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2022 fiscal year.

Shareholder ratification of the appointment of our independent registered public accounting firm is not required, but the Board of Directors is submitting the appointment of Deloitte & Touche LLP for ratification in order to obtain the views of our shareholders. This proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. If you submit a properly executed proxy card or use the Internet or telephone to indicate “ABSTAIN” on this proposal, your vote will not be counted as cast on this proposal. This proposal is considered routine, and thus if you hold your shares in street name, your broker may vote your shares for you absent any other instructions from you. Abstentions will not have any legal effect on whether this proposal is approved. If the appointment of Deloitte & Touche LLP is not ratified, the Audit Committee will reconsider its appointment.
•
Proposal 5: Shareholder proposal requesting that the Company adopt a policy that shareholder meetings be held, in whole or in part, through virtual means.

If properly presented at the Annual Meeting, the shareholder proposal described in this proxy statement will be approved if the number of shares of Company common stock voted “FOR” the proposal exceeds the number of shares of Company common stock voted “AGAINST.” If you vote “ABSTAIN” on this proposal via a properly executed proxy card, the Internet or telephone, your vote will not be counted as cast “FOR” or “AGAINST” this proposal. Broker non-votes likewise will not be treated as cast “FOR” or “AGAINST” this proposal. Accordingly, neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.
How do you recommend that I vote on these items?
The Board of Directors recommends that you vote:
•
FOR the election of each of the ten director nominees named in this proxy statement;

•
FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this proxy statement;

•
FOR the approval of the Company’s shareholder rights plan;

•
FOR ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our 2022 fiscal year; and

•
AGAINST the shareholder proposal requesting that the Company adopt a policy that all shareholder meetings be held, in whole or in part, through virtual means.

May other matters be raised at the Annual Meeting; how will the Annual Meeting be conducted?
We have not received proper notice of, and are not aware of, any business to be transacted at the Annual Meeting other than as indicated in this proxy statement. Under Tennessee law and our governing documents, no other business aside from procedural matters may be raised at the Annual Meeting unless proper notice has been given to us by the shareholders seeking to bring such business before the Annual Meeting. If any other item or proposal properly comes before the Annual Meeting, the proxies received will be voted on such matter in accordance with the discretion of the proxy holders.
The Chairman has broad authority to conduct the Annual Meeting so that the business of the Annual Meeting is carried out in a safe, orderly and timely manner. In doing so, he has broad discretion to establish reasonable rules for discussion, comments and questions during the Annual Meeting. The Chairman is also entitled to rely upon applicable law regarding disruptions or disorderly conduct to ensure that the Annual Meeting proceeds in a manner that is fair to all participants.

BOARD OF DIRECTORS AND COMMITTEES
Directors
The names and biographies of each member of our Board of Directors are set forth in this proxy statement under “PROPOSAL 1: ELECTION OF DIRECTORS,” beginning on page 57 of this proxy statement. All of the current members of our Board of Directors, other than Mr. Johnson, are nominees for re-election to the Board. Mr. Johnson intends to retire as a director effective prior to the Annual Meeting and will not stand for re-election.
Board Meetings
Our Board of Directors met ten times during 2021. Each director attended at least 75% of the aggregate number of meetings of the full Board of Directors that were held during the period he or she was a director during 2021 and all meetings of the committee(s) on which he or she served that were held during the period he or she served on such committee in 2021.
Board Committees
Our Board of Directors has the following standing committees: Audit, Compensation, Nominating and Corporate Governance, Public Responsibility, and Executive. All members of the Audit, Compensation, Nominating and Corporate Governance and Public Responsibility committees are independent under the Nasdaq Stock Market Rules and our Corporate Governance Guidelines. Our Board of Directors has adopted a written charter for each of the committees, with the exception of the Executive Committee. Copies of the charters of each of the Audit, Compensation, Nominating and Corporate Governance, and Public Responsibility committees, as well as our Corporate Governance Guidelines, are posted on our website: www.crackerbarrel.com. Current information regarding all of our standing committees is set forth below:
Name of Committee and Members	Functions of the Committee	Number of Meetings in 2021
AUDIT: Carl T. Berquist, Chair Norman E. Johnson* Gisel Ruiz** Andrea M. Weiss * Mr. Johnson is not standing for re-election. ** Ms. Ruiz joined this Committee as of November 20, 2021.
•
Acts as liaison between our Board of Directors and independent auditors

•
Reviews and approves the appointment, performance, independence and compensation of independent auditors

•
Has authority to hire, terminate and approve payments to the independent registered public accounting firm and other committee advisors

•
Is responsible for developing procedures to receive information and address complaints regarding our accounting, internal accounting controls or auditing matters

•
Reviews internal accounting controls and systems, including internal audit plans

•
Reviews results of the internal audit plan, the annual audit and related financial reports

•
Reviews quarterly earnings press releases and related financial reports

•
Reviews our significant accounting policies and any changes to those policies

•
Reviews policies and practices with respect to risk assessment and risk management, including assisting the Board of

7

Name of Committee and Members	Functions of the Committee	Number of Meetings in 2021

Directors in fulfilling its oversight responsibility in respect of the Company’s overall enterprise risk management program
•
Reviews and pre-approves directors’ and officers’ related-party transactions and annually reviews ongoing arrangements with related parties and potential conflicts of interest

•
Reviews the appointment, performance and termination or replacement of the senior internal audit executive

•
Determines financial expertise and continuing education requirements of members of the committee

COMPENSATION: Coleman H. Peterson, Chair Thomas H. Barr Meg G. Crofton Gilbert Dávila* * Mr. Dávila joined this Committee as of November 20, 2021.
•
Reviews management performance, particularly with respect to annual financial goals

•
Administers compensation plans and reviews and approves salaries, bonuses and equity compensation grants of executive officers, excluding the Chief Executive Officer for whom the committee makes a recommendation to the Board of Directors for its approval

•
Monitors compliance of directors and officers with our stock ownership guidelines

•
Evaluates the risk(s) associated with our compensation programs

•
Selects and engages independent compensation consultants and other committee advisors

•
Leads the Company’s succession planning efforts with respect to the Chief Executive Officer position and reports to our Board of Directors on that issue

		5
NOMINATING AND CORPORATE GOVERNANCE: Norman E. Johnson, Chair* Meg G. Crofton** Coleman H. Peterson Gisel Ruiz** * Mr. Johnson is not standing for re-election. ** Ms. Crofton and Ms. Ruiz joined this Committee as of November 20, 2021.
•
Identifies and recruits qualified candidates to fill positions on our Board of Directors

•
Considers nominees to our Board of Directors recommended by shareholders in accordance with the nomination procedures set forth in our bylaws

•
Reviews corporate governance policies and makes recommendations to our Board of Directors

•
Reviews and recommends the composition of the committees of our Board of Directors

•
Oversees annual performance review of our Board of Directors and the committees thereof

•
Oversees, on behalf of our Board of Directors, director succession planning and reports to our Board of Directors on that issue

		3
PUBLIC RESPONSIBILITY: Andrea M. Weiss, Chair Thomas H. Barr	• Assists the Board of Directors in fulfilling its oversight responsibility for those portions of the Company’s overall enterprise risk management program relating to potential threats to the Company’s brand	3

Name of Committee and Members	Functions of the Committee	Number of Meetings in 2021
Carl T. Berquist Gilbert Dávila* * Mr. Dávila joined this Committee as of November 20, 2021.
•
Analyzes public policy trends and makes recommendations to the Board of Directors regarding how the Company can anticipate and adjust to these trends

•
Assist the Board in identifying, evaluating and monitoring social, political, legislative and environmental trends, issues and concerns

•
Annually reviews the policies, procedures and expenditures for the Company’s political activities, including political contributions and direct and indirect lobbying

•
Assist the Board in overseeing the Company’s environmental and other sustainability policies and programs and their impact on the Company’s business strategy

•
Reviews the Company’s progress in its diversity, equity and inclusion initiatives and compliance with the Company’s responsibilities as an equal opportunity employer

•
Reviews the Company’s human and workplace rights policies

•
Reviews and recommends procedures concerning the transmission of the Company’s positions on public policy and social issues via digital media outlets

•
Reviews any shareholder proposals that deal with public policy issues and makes recommendations to the Board of Directors regarding the Company’s response to such proposals

EXECUTIVE: William W. McCarten, Chair Sandra B. Cochran Carl T. Berquist Norman E. Johnson* Coleman H. Peterson Andrea M. Weiss * Mr. Johnson is not standing for re-election.	• Meets at the call of the Chief Executive Officer or Chairman of the Board • Meets when the timing of certain actions makes it appropriate to convene the committee rather than the entire Board of Directors • May carry out all functions and powers of our Board of Directors, subject to certain exceptions under applicable law • Advises senior management regarding actions contemplated by the Company whenever it is not convenient or appropriate to convene the entire Board of Directors	0
Board Leadership Structure
Our Board of Directors regularly considers the appropriate leadership structure for the Company, and believes that its current leadership structure, with an independent director (Mr. McCarten) serving as Chairman and Ms. Cochran serving as the Chief Executive Officer, best serves (i) the objectives of the Board of Directors’ oversight of management, (ii) the ability of the Board of Directors to carry out its roles and responsibilities on behalf of the shareholders, and (iii) the Company’s overall corporate governance. Mr. McCarten has served as the Company’s independent Board Chairman since September 2019.
Notwithstanding our current leadership structure, our Board of Directors has concluded that it is important for the Board of Directors to retain flexibility in exercising its judgment to determine whether the same individual should serve as both Chief Executive Officer and Chairman at any given point in time, rather than adhering to a formal standing policy on the subject. This approach allows our Board of Directors to use its considerable experience and knowledge to elect the most qualified director as Chairman, while maintaining the ability to combine or separate the Chairman and Chief Executive Officer roles when appropriate. Accordingly, at different points in time, the Chief Executive Officer and Chairman roles may be held by the same person. At other times, as currently, they may be held by different individuals. In each instance, the decision on whether to combine or separate the roles is determined by what the Board of Directors believes is in the best interests of our shareholders, based on the circumstances at the time. By way of example, in the event of a departure of either our Chief Executive Officer or Chairman, the Board of Directors could reconsider the leadership structure and whether one individual was then suited to fulfill both roles, based on the individual’s experience and knowledge of our business and whether the directors considered it in the best interest of the Company to combine the positions.
Our Board of Directors will continue to evaluate the Company’s leadership structure on an ongoing basis to ensure that it is appropriate at all times.
Board Oversight of Risk Management
It is the responsibility of our senior management to develop, implement and manage our strategic plans, and to identify, evaluate, manage and mitigate the risks inherent in those plans. It is the responsibility of our Board of Directors to understand and oversee our strategic plans, the associated risks, and the steps that senior management is taking to manage and mitigate those risks. Our Board of Directors takes an active approach to its risk oversight role. This approach is bolstered by our Board of Directors’ leadership and committee structure, which ensures: (i) proper consideration and evaluation of potential enterprise risks by the full Board of Directors under the auspices of the Chairman, and (ii) further consideration and evaluation of discrete risks at the committee level. Furthermore, our Board and committees seek to set the appropriate “tone at the top” by their engaged oversight.
Our Board of Directors is comprised predominantly of independent directors (ten of our eleven current directors and nine of our ten director nominees), and all directors who served on the key committees of our Board of Directors (Audit, Compensation, Nominating and Corporate Governance, and Public Responsibility) during 2021 were independent under applicable Nasdaq Stock Market Rules and our Corporate Governance Guidelines. This system of checks and balances ensures that key decisions made by the Company’s most senior management, up to and including the Chief Executive Officer, are reviewed and overseen by the non-employee directors of our Board of Directors.
Risk management oversight by the full Board of Directors includes a comprehensive annual review of our overall strategic plans, including the risks associated with these strategic plans. Our Board of Directors also conducts an annual review, led by the Audit Committee, of the conclusions and recommendations generated by management’s enterprise risk management process. This process involves a cross-functional group of our senior management that identifies current and future potential risks facing us and ensures that actions are taken to manage and mitigate those potential risks. Our Board of Directors also has overall responsibility for leadership succession for our most senior officers and reviews succession plans each year.
In addition, our Board of Directors has delegated certain risk management oversight responsibilities to certain of its committees, each of which reports regularly to the full Board of Directors. In performing these oversight responsibilities, each committee has full access to management, as well as the ability to engage independent advisors. The Audit Committee has primary overall responsibility for overseeing our risk management. It oversees risks related to our financial statements, the financial reporting process, accounting and legal matters. The Audit Committee oversees the internal audit function and our ethics and compliance program. It also regularly receives reports regarding our most significant internal control and compliance risks, along with management’s processes for maintaining compliance within a strong internal control environment. In addition, the Audit Committee receives reports regarding potential cybersecurity/data privacy, legal and regulatory risks and management’s plans for managing and mitigating those risks. Representatives of our independent registered public accounting firm attend Audit Committee meetings, regularly make presentations to the Audit Committee and comment on management presentations. In addition, our Chief Financial Officer, Vice President of Internal Audit, General Counsel and representatives of our independent registered public accounting firm individually meet in private sessions with the Audit Committee to raise any concerns they might have with the Company’s risk management practices.

The Compensation Committee is responsible for overseeing our incentive compensation arrangements, for aligning such arrangements with sound risk management and long-term growth and for verifying compliance with applicable regulations. The Compensation Committee conducted an internal assessment of our executive and non-executive incentive compensation programs, policies and practices, including reviewing and discussing the various design features and characteristics of the Company-wide compensation policies and programs; performance metrics; and approval mechanisms of all incentive programs. Based on this assessment and after discussion with management and the Compensation Committee’s independent compensation consultant, the Compensation Committee has concluded that our incentive compensation arrangements and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
The Public Responsibility Committee oversees the risks associated with the Company’s response to public relations matters and public policy trends, including the Company’s environmental and social initiatives; diversity, equity and inclusion policies; and sustainability monitoring.
Finally, the Nominating and Corporate Governance Committee oversees risks associated with its areas of responsibility, including, along with the Audit Committee, our ethics and compliance program. The Nominating and Corporate Governance Committee also reviews annually our key corporate governance documents to ensure they are in compliance with the changing legal and regulatory environment and appropriately enable our Board of Directors to fulfill its oversight duties. In addition, our Board of Directors is routinely informed of developments at the Company that could affect our risk profile and business in general.
Compensation of Directors
Our Compensation Committee reviews the compensation we pay to our independent directors annually, in consultation with Frederic W. Cook & Co., the Compensation Committee’s outside compensation consultant (“FW Cook”), and recommends any changes in compensation to the entire Board for consideration and approval. The Compensation Committee’s recommendation to the Board takes into consideration the competitiveness of total compensation relative to our restaurant and retail industry peer companies (see pages 20-21 of this proxy statement for a discussion of our peer group) and similarly sized general industry companies. To assess the competitiveness of our director compensation program, FW Cook annually conducts a market assessment at the request of the Compensation Committee. FW Cook’s assessment of outside director compensation found the total compensation provided to Cracker Barrel’s outside directors to be generally aligned with median total compensation of the peer group and the median of similarly sized general industry companies.
Cash Compensation.   During the third and fourth quarters of fiscal 2020, the Board voluntarily approved a 50% reduction in the cash compensation payable to our independent directors in respect of our third and fourth quarters of fiscal 2020, in support of the Company’s response to the COVID-19 pandemic. In fiscal 2021, upon the Compensation Committee’s recommendation, the Board approved the director cash compensation amounts set forth in the following table, which reflected a return to Board compensation levels that were otherwise unchanged from those set at the start of fiscal 2020.
Independent Director Retainer	$75,000
Independent Board Chairman Retainer	$55,000
Audit Committee Retainers
Chair	$25,000
Member	$14,000
Compensation Committee Retainers
Chair	$20,000
Member	$12,500
Nominating and Governance Committee Retainers
Chair	$15,000

Member		$5,500
Public Responsibility Committee Retainers
Chair		$15,000
Member		$5,500
Executive Committee Retainers	$	None
The foregoing amounts are prorated for any outside director who joins the Board during the course of the fiscal year. In addition, we reimburse our outside directors for their reasonable and customary expenses incurred in travelling to and attending meetings.
Equity Compensation.   Each non-employee director other than the independent Chair who is elected at an annual meeting also receives a grant of restricted stock units (“RSUs”) having a value equal to approximately $110,000, with the number of RSUs included in such grant determined based on the closing price of our common stock on the date of the applicable annual meeting, as reported by Nasdaq, and rounded down to the nearest whole share. Our independent Chair receives an additional grant of RSUs having a value equal to approximately $65,000, for a total award having an approximate value of $175,000. The foregoing awards are prorated for any outside director who joins the Board during the course of the fiscal year.
All of the RSUs awarded to our independent directors vest at the earlier of one year from the date of grant or at the next annual meeting of shareholders. The Company has no knowledge of any agreement or arrangement between any director or director nominee and any person or entity other than the Company relating to compensation or other payment in connection with such person’s candidacy or service as a director.
Our non-employee directors are also offered the option to participate in a directors’ deferred compensation plan. This plan allows a participant to defer a percentage or sum of his or her compensation and earn interest on that deferred compensation at a rate equal to the 10-year Treasury bill rate (as in effect at the beginning of each calendar month) plus 1.5%. The compensation of our directors during 2021 is detailed in the Director Compensation Table, which can be found on page 50 of this proxy statement.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This portion of the proxy statement, the Compensation Discussion and Analysis or “CD&A,” provides a description of the objectives and principles of our executive compensation programs. It explains how compensation decisions are linked to Cracker Barrel’s performance relative to our strategic goals and our efforts to drive shareholder value. It is also meant to give our shareholders insight into the deliberative process and the underlying compensation philosophies that are the foundation of the design of the pay packages of our executive officers, including our decisions regarding executive compensation in light of the continued reality of the COVID-19 pandemic (the “pandemic”).
Generally, Cracker Barrel’s executive compensation programs apply to all executive officers, but this CD&A is focused on the compensation decisions relating to our executive officers who qualified as “named executive officers” under applicable SEC rules (the “Named Executive Officers” or “NEOs”) during 2021. Our NEOs for 2021 were:
•
Sandra B. Cochran, President and Chief Executive Officer;

•
P. Douglas Couvillion, Senior Vice President, Interim Chief Financial Officer;

•
Jennifer L. Tate, Senior Vice President and Chief Marketing Officer;

•
Richard M. Wolfson, Senior Vice President, General Counsel and Corporate Secretary;

•
Michael T. Hackney, Senior Vice President of Restaurant and Retail Operations; and

•
Jill M. Golder, former Senior Vice President and Chief Financial Officer.

This CD&A is divided into five sections:
Section 1 – Executive Summary
Section 2 – Our Shareholder Engagement and Responses to Last Year’s Say on Pay Vote
Section 3 – Our Compensation Process and Philosophies
Section 4 – 2021 Compensation Programs, Including the Continued Impact of the COVID-19 Pandemic
Section 5 – Realizable Pay Analysis and Other Executive Compensation Policies and Guidelines
Section 1.   Executive Summary
The chart below provides an executive summary of the key topics of this CD&A, all of which are described in significantly greater detail further below:
Last Year’s Say on Pay Vote; Shareholder Engagement and Response
•
Our 2020 Say on Pay proposal did not receive majority support, in response to which we engaged with a significant number of our shareholders to seek their feedback on our 2020 executive compensation and better understand their concerns.

•
The feedback we received made it clear that shareholders who voted against Say on Pay in 2020 did so in response to specific pandemic-related incentive compensation decisions made in 2020. While no shareholder with whom we engaged expressed any concerns about our compensation programs and practices generally, our engagement effort did yield helpful feedback regarding plan design preferences and confirmation of changes already implemented for 2021.

•
In direct response to this feedback, our Compensation Committee is making certain changes effective for fiscal 2022 (which began in August 2021) to further strengthen the pay-for-performance linkage of our compensation programs.
•
The most significant of these changes are that we will increase the performance period for performance-based equity awards from two years to three and impose an additional one-year holding period on vested equity awards. The shareholders with whom we engaged all expressed strong support for these measures.

Compensation Decisions for 2021
The pandemic continued to impact the Company and the casual dining industry throughout 2021, but, unlike 2020, we were able to design our compensation programs with the pandemic in mind.
•
Base Salary.   Neither our Chief Executive Officer nor any NEO other than Mr. Hackney received an increase in base salary or incentive compensation target percentage (bonus or LTI) in 2021.

•
Annual Bonus Plan.   Our Annual Bonus Plan for 2021 was a two-stage program and applied across the Company and not just to the NEOs.

•
In the first stage, the Company had to meet various objective and quantifiable operational and strategic metrics in order for participants to receive a maximum bonus at target.

•
In the second stage, the amount earned in the first stage could be adjusted from 0% to 125% depending upon the Company’s level of operating income. Bonuses were thus capped at 125% of target (down from a 200% cap in prior years).

•
LTI Program.   The Company issued fifty percent of the target value of each NEO’s LTI awards in the form of time-based restricted stock and the other fifty percent in the form of performance shares. The performance shares are capped at 150% of target (down from 200% in prior years) and will be awarded, if at all, based on (i) the Company’s relative TSR performance against a group of 23 publicly traded small and midcap restaurant companies over a two-year performance period, and (ii) the Company’s 2022 sales vs. 2019 (pre-pandemic).

•
No Other Changes.   We made no changes to the limited benefits/perquisites given to NEOs and no changes to existing severance or change in control agreements.

Compensation Peer Group	• The peer group of 15 companies that our Compensation Committee uses to assist it in assessing our executive compensation practices and levels remained unchanged from 2020.

Continued Adherence to Existing Philosophies and Best Practices
•
We continue to adhere to our core philosophies of pay-for-performance, including making a majority of our NEO pay at-risk. For 2021, an average of 71% of our NEOs’ pay was at-risk. For our Chief Executive Officer, the percentage was 83%.

•
Core practices continue unchanged from prior years, including ensuring compensation programs do not incentivize undue risk-taking, targeting total NEO direct compensation at market median, requiring meaningful share ownership by our NEOs, and subjecting incentive compensation payments to robust recoupment and anti-hedging/anti-pledging policies.

Section 2.   Our Shareholder Engagement and Responses to Last Year’s Say on Pay Vote
Last year, we held our annual advisory vote to approve Named Executive Officer compensation, commonly known as “Say on Pay.” Approximately 63% of the votes cast (excluding broker non-votes and abstentions) were against our executive compensation as disclosed in our 2020 Proxy Statement, which included approximately two million votes cast by entities affiliated with Sardar Biglari (“Biglari”), a historically dissident shareholder who was then engaging in its fifth proxy contest with the Company in ten years. Leaving aside shares voted by Biglari, the Company believes that approximately 42% of the remaining votes were cast in favor of our executive compensation, while approximately 58% of the remaining votes were cast against.
This disappointing result was well below the high levels of support that our non-dissident shareholders have typically expressed for our executive compensation programs — with over 90% of such shareholders voting in support of our Say on Pay proposals for the three preceding years. In response to the 2020 voting results, our Board and senior management team undertook an extensive, in-depth shareholder engagement program to better understand their concerns. Specifically, in 2021 we reached out to each shareholder other than Biglari who held more than 0.5% of our outstanding stock, which shareholders collectively represented approximately 54% percent of our total ownership. We invited these shareholders to speak with our independent Board chair, William McCarten, and members of our senior management team, to discuss executive compensation and other matters that might be of concern or interest to them, including our performance, corporate governance, and sustainability efforts. These shareholders included both shareholders who voted against last year’s Say on Pay resolution and shareholders who voted in favor of it.
Of the shareholders to whom we reached out, shareholders who collectively represented 37% of our outstanding common stock accepted our invitation to engage in direct discussions and, in one case, by written correspondence. As detailed further below, we received meaningful feedback from these shareholders that was communicated to our Compensation Committee and our Board. The table below summarizes what we heard and what our Compensation Committee did in response. As noted below, due to the timing of last year’s Say on Pay vote and our ensuing discussions with these shareholders, several of our Compensation Committee’s responsive decisions could not be implemented for fiscal year 2021 (which began August 1, 2020) and will be implemented in September 2021 for our fiscal year 2022.

Feedback Theme	Specific Shareholder Feedback	Our Response
Overall Executive Compensation Philosophy and Practices
•
Shareholders who voted against our 2020 Say on Pay consistently told us they did so because they disagreed with certain pandemic-related decisions we made in 2020 with respect to outstanding incentive compensation awards, rather than to express concern about our compensation programs generally.

•
In the event of a highly disruptive event akin to the pandemic in the future, our Compensation Committee and Board remain committed to carefully considering how best to handle outstanding incentive compensation awards, particularly outstanding performance-based equity awards, and would intend to engage with shareholders before finalizing decisions.

Pay-for-Performance Linkage	• Shareholders would prefer that our performance-based LTI awards feature a longer performance period.
•
Beginning in September 2021 (which is in our fiscal 2022), our performance-based equity awards have a three-year performance period, an increase from the two-year performance period for all prior performance-based equity awards.

	• Shareholders expressed support for the 50/50 split between time-based and performance-based LTI awards featured in our FY21 LTI awards.	• For both fiscal 2021 and 2022, the target value of our LTI awards were divided equally between time-based and performance-based awards.
Alignment of Executives’ Interests with Long-Term Shareholders, and Compensation Risk Mitigation	• Shareholders favored longer-term ownership of Company stock held by management.
•
In addition to extending the performance period of the performance-based equity awards from two to three years, all incentive equity awards granted after September 2021 (which is in our fiscal 2022) will be subject to a one-year post-vesting holding period.

Below we provide more detailed narrative descriptions of the shareholder feedback we received and our responses.
Shareholder Feedback
Every shareholder with whom we engaged and who voted against our executive compensation in 2020 confirmed that they did so because of isolated incentive compensation decisions that were made last year in response to the unprecedented impact of the pandemic. A detailed summary of these decisions, including the philosophies and rationales underlying them, is set forth in our 2020 Proxy Statement.
Conversely, a number of our shareholders, including our largest shareholder last year, told us they agreed with the decisions we made in 2020 and voted in favor of our 2020 Say on Pay resolution. These shareholders told us that they agreed with the actions the Company took to handle pandemic-impacted incentive compensation in 2020.
In speaking with our shareholders, we were pleased that none of them expressed any concerns about our executive compensation practices or philosophies generally or indicated that they found the design of our compensation programs to be problematic or our executive compensation levels to be excessive. To the contrary, our shareholders consistently told us that our compensation programs, including our programs for 2021 that are described in greater detail below and were put into place before last year’s annual meeting and before our subsequent shareholder engagement campaign, appeared well-designed to align pay with performance and seemed in line with market norms as to structure, key features and potential payouts.
In addition, our shareholders consistently told us the following:
•
They support performance periods of three years rather than two for our performance-based equity awards.

•
They support a requirement that executives hold equity awards for an additional 12-month period following the vesting of such awards, whether performance-based or time-based.

•
They support a 50/50 split between performance-based and time-based equity awards in our LTI award packages, as they believe this represents an appropriate balance of performance and retention incentives.

Response to Feedback
The feedback we received in this shareholder engagement campaign was shared with the Compensation Committee and the Board. Because the results of our 2020 Say on Pay vote and associated shareholder engagement took place after our compensation plans for 2021 had already been approved, the Compensation Committee and the Board are considering the feedback for future compensation years. Although our compensation plans for 2022 are not yet finalized as of the date of this proxy statement, the Compensation Committee and the Board have made certain commitments in response to shareholder feedback, as follows.
•
Pandemic Decisions.   The Compensation Committee and Board will carefully consider different approaches in the event the Company is ever faced with similar incentive compensation decisions like the ones occasioned by the pandemic in 2020. Even if another pandemic is unlikely, the Compensation Committee and the Board acknowledge the possibility that the pandemic itself may take an unexpected turn or that another unexpected and highly disruptive event in the future could frustrate incentive compensation programs in the same manner as the pandemic did in 2020. The Committee and Board therefore agree that if such an event occurs, they may need to take a different approach to the treatment of outstanding performance-based incentive compensation awards than they did in 2020, and that it would be advisable to engage with our shareholders before doing so.

•
Performance Period.   Although our 2022 LTI plans are not yet finalized, the Compensation Committee has agreed to increase the performance period used for performance-based awards to three years from two, beginning with awards issued in September 2021 (which is the outset of the Company’s fiscal 2022).

•
Additional Holding Period.   Although our 2022 LTI plans are not yet finalized, the Compensation Committee has agreed that executives will be required to hold all performance-based and time-based shares for one year following the vesting of the underlying awards, beginning with awards issued in September 2021 (which is the outset of the Company’s fiscal 2022).

•
Time and Performance-Based Split.   The Compensation Committee had already determined that a 50/50 split between time-based and performance-based represented the appropriate balance between incentivizing retention and performance prior to issuing equity awards in 2021. The Compensation Committee plans to continue this practice once again in 2022.

Although the Compensation Committee and the Board did not have the benefit of knowing the results of our 2020 Say on Pay vote or subsequent shareholder feedback before designing our compensation programs for 2021, we described our 2021 programs to the shareholders with whom we engaged and solicited feedback after the fact. No shareholders expressed concern about any aspect of the programs, and all shareholders agreed that the programs appeared to be reasonable in light of the pandemic and aligned with shareholders’ interests. We describe our 2021 compensation programs in detail in Section 4 below.

Section 3.   Our Compensation Process and Philosophies
Compensation Philosophy
Our central compensation objective is to drive long-term total return to our shareholders and build a better company by implementing compensation programs that:
•
Reward both company-wide and individual performance,

•
Align our executives’ interests with those of our shareholders,

•
Allow us to attract and retain talented executives, and

•
Appropriately incentivize management without exposing the Company to undue levels of risk.

We have a strong “pay for performance” philosophy designed to:
•
Reward executives for maximizing our success, as determined by our performance relative to our financial and operational goals and relative to our industry,

•
Reward executives for both near-term and sustained longer-term financial and operating performance as well as leadership excellence,

•
Align the economic interests of executives with those of our shareholders, and

•
Encourage them to remain with the Company for long and productive careers.

The Company’s compensation philosophy is to target total direct compensation paid to our executive officers at the median of our peer group and other market comparators. While the Compensation Committee strives to deliver a target total compensation package approximating the market median, our compensation program design is robust enough to recognize individual performance, competitive pressures for management talent, experience, and value to the organization when establishing compensation opportunities. The Compensation Committee believes it utilizes elements of compensation that create appropriate flexibility and help focus and reward executives for both near-term and long-term performance while aligning the interests of executive officers with the interests of our shareholders.
Role of the Compensation Committee
Our Compensation Committee’s primary responsibility is the establishment and approval of compensation and compensation programs for our executive officers that further the overall objectives of our executive compensation program. In fulfilling this responsibility, the Compensation Committee:
•
Reviews and approves corporate performance goals for our executive officers;

•
Sets cash- and equity-based compensation for our executive officers;

•
Designs and administers our equity incentive arrangements;

•
Reviews and approves executive benefits and perquisites;

•
Assesses potential risks to the Company associated with our compensation programs and reviews;

•
Approves employment and change in control agreements of our executive officers;

•
Periodically conducts or authorizes studies of matters within its scope of responsibilities; and

•
Periodically retains, at the Company’s expense, independent counsel or other consultants necessary to assist the Compensation Committee in connection with any such studies.

The Compensation Committee makes compensation decisions after reviewing the performance of the Company and carefully evaluating both quantitative and qualitative factors such as an executive’s performance during the year against established goals, leadership qualities, operational performance, business responsibilities, long-term potential to enhance shareholder value, current compensation status as shown on tally sheets reflecting current and historical compensation for each executive, and tenure with the Company.

Role of Independent Compensation Consultant
To assist the Compensation Committee with establishing executive compensation, the Compensation Committee retains FW Cook to provide competitive market data, assist in establishing a peer group of companies and provide guidance on compensation structure as well as levels of compensation for our senior executives and the Board. Additionally, this year the Compensation Committee also engaged FW Cook to assist with the Compensation Committee’s assessment of pandemic-impacted compensation and advise on the approaches the Company and the Compensation Committee might take to address issues arising in connection therewith.
The Compensation Committee consulted with FW Cook in determining the compensation to be awarded to all of the Named Executive Officers, including Ms. Cochran, in 2021. FW Cook reports directly to the Compensation Committee. As required under the Nasdaq Stock Market Rules, the Compensation Committee has assessed the independence of FW Cook pursuant to applicable SEC and Nasdaq rules, including, but not limited to, those set forth in Rule 5605(d)(3)(D) of the Nasdaq Stock Market Rules, as applicable. The Compensation Committee concluded that no conflict of interest exists that would prevent FW Cook from serving as an independent consultant to the Compensation Committee.
Role of Management
Management plays the following roles in the compensation process:
•
Management recommends to our Board of Directors business performance targets and objectives for the annual plan and provides background information about the underlying strategic objectives;

•
Management evaluates employee performance;

•
Management recommends cash compensation levels and equity awards;

•
Management works with the Compensation Committee Chairman to establish the agenda for Compensation Committee meetings;

•
The Chief Executive Officer generally makes recommendations to the Compensation Committee regarding salary increases for other executive officers during the regular merit increase process;

•
The Chief Executive Officer provides her perspective on recommendations provided by FW Cook regarding compensation program design issues;

•
The Chief Executive Officer does not play a role in determining her own compensation; and

•
Other members of management, at the request of the Compensation Committee, work with FW Cook to provide data about past practices, awards, costs and participation in various plans, and information about our annual and longer-term goals. When requested by the Compensation Committee, selected members of management may also review FW Cook’s recommendations on plan design and structure and provide a perspective to the Compensation Committee on how these recommendations may affect recruitment, retention and motivation of our employees as well as how they may affect us from an administrative, accounting, tax or similar perspective.

Compensation Peer Group
The Compensation Committee evaluates a variety of factors in establishing an overall compensation program that best fits our overarching goals of maximizing shareholder return and building a stronger company. As one element of this evaluative process, the Compensation Committee, with the assistance of FW Cook, considers competitive market compensation paid by other similarly situated companies and attempts to maintain compensation levels and programs that are comparable to and competitive with those of a peer group of similarly situated companies. Although we do not expressly “benchmark” our compensation relative to that provided by our peers, the Compensation Committee does use the peer group data as a component of its analysis to ensure relative consistency at the median level of our peers. The peer group is reviewed annually by the Compensation Committee and is comprised of the following:
•
Organizations of similar business characteristics (i.e., publicly traded organizations in the restaurant and retail industries, given that our restaurants also feature a sizeable retail operation);

•
Organizations against which we compete for executive talent;

•
Organizations of comparable size to Cracker Barrel, as measured by primarily by sales but also by market capitalization, enterprise value, and other relevant factors; and

•
Organizations with similar geographic dispersion and workforce demographics.

The Company believes that the selection of a peer group to be used for assessing the competitiveness of its executive compensation levels is something that requires reconsideration every year. The Compensation Committee reviews the Company’s peer group on an annual basis and changes certain members of the peer group as the Compensation Committee refines the comparison criteria and when the Company and members of the peer group change in ways that make comparisons less or more appropriate.
The Compensation Committee conducted its annual review of the Company’s peer group in respect of 2021 compensation to confirm the alignment of the Company’s peer group with the Company as summarized above. After undertaking this review in respect of 2021, the Compensation Committee determined that the same peer group from 2020 remained appropriately aligned and that no changes were warranted. As a result, the peer group referenced as part of our determining 2021 compensation was comprised of the following 15 publicly-traded companies:
• Big Lots, Inc.	• Darden Restaurants, Inc.	• Jack-in-the-Box, Inc.
• Bloomin’ Brands, Inc.	• Denny’s Corporation	• Red Robin Gourmet Burgers, Inc.
• Brinker International, Inc.	• Dine Brands Global, Inc.	• Tractor Supply, Inc.
• Cheesecake Factory, Inc.	• Domino’s Pizza, Inc.	• The Wendy’s Company
• Chipotle Mexican Grill, Inc.	• Dunkin’ Brands Group, Inc.	• Williams-Sonoma, Inc.
Management and the Compensation Committee regularly evaluate the marketplace to ensure that our compensation programs remain competitive. In addition to its review of data from the peer group, the Compensation Committee also from time to time consults data from published compensation surveys to assess more generally the competitiveness and the reasonableness of our compensation programs. To the extent that the Compensation Committee “benchmarks” compensation, it relies only on comparisons to the enumerated peer group and survey data. The Compensation Committee, however, does not believe that compensation levels and design should be based exclusively on benchmarking and, therefore, considers various business factors and each executive’s individual circumstances and role within our organization.
Compensation Risk Analysis
Each year, the Compensation Committee conducts an internal assessment of our executive and non-executive incentive compensation programs, policies and practices as part of its responsibilities under our broader risk management program and to ensure compliance with applicable regulations. In 2021, as part of this process the Compensation Committee reviewed and discussed the various design features and characteristics of the Company-wide compensation policies and programs, performance metrics, and approval mechanisms of all incentive programs. Based on this assessment and after discussion with management and FW Cook, the Compensation Committee has concluded that our incentive compensation arrangements and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.
Overview of Compensation Elements
We believe our compensation programs are generally consistent with best practices for sound corporate governance.

What We Do	What We Do Not Do
✔ Maintain robust stock ownership and retention guidelines for executives and non-executive directors;
✘
Execute employment agreements containing multi-year guaranties for salary increases, or automatic renewals (i.e., evergreen agreements) for those executive officers that have employment agreements  —  currently only our Chief Executive Officer;

✔ Conduct annual risk assessments of our compensation programs;	✘ Provide material perquisites for executives;
✔ Deliver a majority of the target value of our long-term incentive program (as calculated at the time of grant) through performance-contingent awards;	✘ Offer gross-up payments to cover personal income taxes or excise taxes that pertain to executive or severance benefits;
✔ Only accelerate equity upon change-in-control AND termination (“double trigger” vesting); and	✘ Pay dividends on unvested LTI awards; or
✔ Maintain anti-hedging, anti-pledging and recoupment (or “clawback”) policies.	✘ Provide special executive retirement programs.
We strive to achieve an appropriate mix between cash payments and equity incentive awards in order to meet our objectives by rewarding recent results, motivating long-term performance, and strengthening alignment with shareholders. The Compensation Committee evaluates the overall total direct compensation package relative to market conditions but does not specifically target any percentile for each element of total direct compensation. In conducting this evaluation, the Compensation Committee’s goal is to ensure that a significant majority of each executive officer’s total direct compensation opportunity is contingent upon Company performance and shareholder value creation. The Compensation Committee reviews the compensation mix of each executive on a comprehensive basis to determine if we have provided the appropriate incentives to accomplish our compensation objectives.
In general, our compensation policies have provided for a more significant emphasis on long-term equity compensation than on annual cash compensation for our executive officers. The Compensation Committee believes that the Company’s 2021 pay mix as approved at the outset of 2021 supported the Company’s strong pay for performance culture, as demonstrated by the fact that approximately 83% of our Chief Executive Officer’s target total direct compensation and approximately 71% of our other Named Executive Officers’ target total direct compensation in 2021 were variable or at risk, as represented by the following charts:

Section 4.   2021 Compensation Programs, Including the Continued Impact of the COVID-19 Pandemic
COVID-19 Pandemic — Continued Material Impact
In our 2020 Proxy Statement, we described the sudden and dramatic impact that the pandemic had on the Company’s business in the second half of fiscal 2020. As we noted in our 2020 Proxy Statement, the pandemic was especially disruptive to the casual and family dining industries in which we operate, and particularly to concepts such as ours, which derive substantial revenues from breakfast and full dine-in service, and which serve a high number of travelers.
Throughout 2021, the pandemic continued to negatively impact the casual and family dining industries and the Company, particularly in the period before vaccinations became available and then again after the increase in infections and resulting restrictions brought about by the spread of the Delta variant of the virus throughout the United States. As a result, we spent much of the year responding to frequently-changing health and safety requirements, capacity and operational limitations, and shifting consumer and employee sentiment caused by “hot spots” and resurgence of the virus. For most of 2021, virtually all of our 665 Cracker Barrel stores throughout the United States faced meaningful capacity restrictions and a significant percentage of our restaurants were forced to limit operations to delivery or carry-out only during the course of the year.
Unlike 2020, when the pandemic suddenly arose midway through our fiscal year and forced the Compensation Committee and the Board to make compensation-related decisions based on unexpected and unprecedented circumstances, the Company began 2021 believing that the pandemic would continue to create significant uncertainty for our business prospects for most, if not all, of the year. As a result, the Compensation Committee was able to put in place compensation programs that were designed to strongly link executive pay to performance despite the uncertain environment while still ensuring that the Company is strategically positioned to grow as and when conditions improve. These are described in greater detail below.
The following table summarizes the basic elements of our compensation programs, describes the behavior and/or qualities that each element is designed to encourage, and identifies the underlying purpose for that element of our compensation program as well as key decisions that were made in respect of that element for 2021:
Pay Element	What the Pay Element Rewards	Purpose of the Pay Element / Decisions for 2021
Base Salary	• Skills, experience, competence, performance, responsibility, leadership and contribution to the Company
Purpose:
•
Provide fixed compensation for daily responsibilities,

Decisions for 2021:
•
No NEO received an increase in base salary in 2021, with the exception of one individual who had been promoted but whose salary had not yet been adjusted to market levels.

Annual Bonus Plan	• Annual achievement of objective performance targets.	Purpose: • Focus attention on meeting annual performance targets and our near-term success, provide additional cash compensation and incentives based on our annual performance.

Pay Element	What the Pay Element Rewards	Purpose of the Pay Element / Decisions for 2021

Decisions for 2021:
•
Due to the continued uncertainties of the pandemic, the 2021 Annual Bonus Plan was established as a two-stage program. In the first stage, participants were incentivized to achieve various objective and quantitative operational and strategic metrics that the Board deemed important to the Company’s short and long-term success, with a maximum possible payout of target. In the second stage, the first stage results were then modified, up or down, based on the Company’s achievement of operating income.

•
For participants to earn target bonuses in 2021, the Company had to earn more operating income than it did in 2020. For participants to earn more than target, the Company had to more than double its 2020 operating income.

•
In all events, bonus payouts were capped at 125% of target. The Company has traditionally capped payouts at 200%.

Long-Term Performance Incentives (Performance Shares)	• Achieving multi-year performance goals and value creation
Purpose:
•
Focus attention on meeting longer-term performance targets and our long-term success, create alignment with shareholders by focusing efforts on longer-term financial and shareholder returns; Management retention.

Decisions for 2021:
•
Performance shares represent 50% of an NEO’s target award.

•
In 2021, performance shares were granted, and will be ultimately awarded, on the basis of (i) the Company’s relative TSR performance

Pay Element	What the Pay Element Rewards	Purpose of the Pay Element / Decisions for 2021

against a group of 23 publicly-traded small and mid-cap restaurant companies and (ii) 2022 vs. 2019 (pre-pandemic) revenues.
•
The payout of 2021 performance shares is capped at 150% of target. The Company has traditionally capped payouts at 200%.

•
If the Company’s absolute TSR over the two-year performance period is negative, the payout is capped at target irrespective of the Company’s performance relative to the comparator group.

•
If the Company’s TSR over the two-year performance period is below the 50th percentile of the comparator group, the payout is capped at target irrespective of how well the Company performs with respect to 2022 revenues.

Long-Term Retention Incentive (time-based RSUs)	• Continued service to the Company and its shareholders
Purpose:
•
Create alignment with shareholders by focusing efforts on longer-term financial and shareholder returns; Management retention.

Decisions for 2021:
•
Time-based RSUs represent 50% of an NEO’s target award.

Health and welfare benefits	• Provide appropriate amount of safety and security for executives and their families (as applicable) in the form of medical coverage as well as death/disability benefits	Purpose: • Allow executives to focus their efforts on running the business effectively. Decisions for 2021: • No changes from 2020.
Base Salary
The Compensation Committee reviews our executive officers’ base salaries annually at the end of the year and establishes the base salaries for the upcoming year. Base salary for our executive officers is determined after consideration of numerous factors, including, but not limited to: scope of work, skills, experience, responsibilities, performance and seniority of the executive, peer group salaries for similarly-situated positions (i.e., a market competitive review) and the recommendation of the Chief Executive Officer

(except in the case of her own compensation). Ms. Cochran’s salary is set in accordance with her employment agreement (discussed in greater detail below), subject to increases at the discretion of the Compensation Committee. The Company views base salary as a fixed component of executive compensation that compensates the executive officer for the daily responsibilities assumed in operating the Company throughout the year.
In light of the pandemic, none of our NEOs other than Mr. Hackney received an increase in base salary in 2021. Mr. Hackney’s base salary was increased because he was promoted to Senior Vice President of Restaurant and Retail Operations in the third quarter of 2019 and his base salary was significantly below market median at the outset of 2021.
Base salaries for 2020 and 2021 for the Named Executive Officers, rounded to the nearest thousand dollars, were as follows:
NAMED EXECUTIVE OFFICER	2020 BASE SALARY	2021 BASE SALARY	PERCENT CHANGE
Sandra B. Cochran	$1,150,000	$1,150,000	0%
P. Douglas Couvillion	$370,000	$370,000	0%
Jennifer L. Tate*	N/A	$400,000	N/A
Richard M. Wolfson	$450,000	$450,000	0%
Michael T. Hackney	$375,000	$425,000	13.3%
Jill M. Golder*	$545,000	$545,000	0%

*
Ms. Tate joined the Company in 2021. Ms. Golder retired from the Company on December 31, 2020.

Annual Bonus Plan
Our annual bonus plan is designed to provide our executive officers with the opportunity to receive additional cash compensation based on a target percentage of base salary, but only if the Company successfully meets established performance targets. The annual bonus plan or a variant thereof applies to hundreds of our management-level employees and not just our executive officers.
Because of the pandemic and its impact on the Company, no NEO received an increase in their respective target bonus opportunity in 2021; rather, all 2021 target bonus percentages for our NEOs remained at their 2020 levels.
Program Design for 2021
Background
Prior to the pandemic, the Company traditionally used operating income as the sole performance metric under the annual bonus plan. Because of the highly uncertain and volatile sales and regulatory environment caused by the pandemic in 2021, however, the Compensation Committee determined that although operating income should remain a part of the annual bonus plan in 2021, the range of potential outcomes for this metric was too broad and would not necessarily be indicative of management’s performance. As a result, the Compensation Committee determined that while operating income should play a part in the 2021 bonus plan, other metrics were more appropriate and more meaningful to the short and long-term success of the Company. The Company anticipates reverting to operating income as the primary, if not necessarily the sole, performance metric for the annual bonus plan once the pandemic subsides and the Company’s sales and operational environment normalizes.
Program Design
In designing the 2021 annual bonus plan, the Compensation Committee decided that it was important to incentivize management to achieve the following two goals, which the Compensation Committee viewed as being in the best interest of the Company and our shareholders:

•
First, ensure that the Company was able to successfully navigate the pandemic throughout 2021, by preserving liquidity, taking care of employees, ensuring guest satisfaction, protecting the Company’s brands, and complying with health and safety requirements.

•
Second, position the Company to achieve long-term success through the Company’s longer-term strategic initiatives and its announced sustainable cost-savings efforts.

In designing the annual bonus program for 2021, the Compensation Committee also believed it was important, and in our shareholders’ best interest, to follow certain guiding principles:
•
The program should use quantitative rather than subjective metrics to assess performance and limit the need for Committee discretion where possible.

•
Irrespective of how well the Company performs against its quantitative metrics, the program should not allow for bonus payouts if the Company fails to achieve a sufficient degree of profitability. Additionally, no payouts should be earned above target unless the Company meaningfully beats both its budgeted and prior year’s profit performance.

•
In no event should payouts exceed 125% of target, despite the Company’s normal practice of capping bonus payments at 200% of target.

Bearing these goals and parameters in mind, the Compensation Committee structured the 2021 annual bonus program as a two-stage program, whereby management would need to achieve a series of weighted objective performance metrics in the first stage, and then final payouts would be adjusted in the second stage based on the Company’s achievement of operating income, with such payouts ranging from 0% to a maximum 125% of target.
These two stages and the applicable metrics are described in the following narrative and charts:
First Stage — Operational and Strategic Metrics
In the first stage of the annual bonus plan, the Compensation Committee established a weighted scorecard of objective performance metrics, with preset and discrete goals for each metric. These metrics were equally weighted between various shorter-term “operational” metrics (i.e., to ensure the Company successfully navigated the pandemic) and longer-term “strategic” metrics (i.e., to position the Company for longer-term success) by assigning a number of possible points to each metric. Metrics were designed to be “all or nothing,” such that failure to satisfy a metric would result in zero points and the achievement of a metric would result in the full amount of points being awarded. The total number of possible points was 120.
The Committee then created a payout grid based on the total number of points achieved, capping the associated payouts at target:
Total Points	Percent of Target Payout
Below 50	0
50-64	25% of Target
65-74	50% of Target
75-79	75% of Target
80-85	85% of Target
86-120	100% of Target
The first stage metrics are discussed below, and all of them were objective and determined by the Compensation Committee to be appropriately meaningful and challenging to accomplish. Additionally, the Company’s achievement of these metrics was designed to be auditable (and was in fact audited) by the Company’s internal auditing group following a predetermined methodology, following the conclusion of 2021. There was no subjectivity as to whether a metric was achieved.

Operational Metrics
As noted above, fifty percent of the possible score in the first stage was based on management’s achievement of shorter-term “operational metrics” in areas of employee and guest satisfaction, liquidity/cash management, restaurant and retail performance, and health & safety. The Compensation Committee determined that these subject areas were the most important to ensure the Company was able to protect its brands and its human and financial resources in 2021.
In determining the specific performance metrics to be achieved in each of these areas, the Compensation Committee selected metrics that the Compensation Committee judged were important and for which management should be held accountable even during the pandemic. Each operational metric had its own assigned point value and had an objective quantifiable target that the Committee determined was appropriately challenging to accomplish. They included the following discrete metrics:
Operational Area	Specific Scorecard Metric
Finance	• Targeted levels of liquidity and cash
• Credit Agreement covenant compliance
Human Capital Management	• Store hourly and store management turnover levels
Guest Experience	• “Lost Guest” metrics
• Guest Experience metrics
Restaurant and Retail Performance	• Retail margins • Restaurant Cost of Goods Sold
• Restaurant labor expense
• Key holiday sales levels
Health and Safety	• OSHA violations and health/safety related store closures
This scorecard applied to hundreds of employees who participated in the bonus plan and not only to our executive officers.
Strategic Metrics
As noted above, the other fifty percent of the possible score in the first stage was based on management’s achievement of certain “strategic metrics” tied to various longer-term strategic initiatives, including our technology/digital projects, beverage/beer and wine program, comprehensive new menu rollout, and pursuit of sustainable cost savings. These are the initiatives that have been widely discussed with our shareholders and the investment community, that were approved by our Board to create long-term value for our shareholders prior to 2021, and, consequently, that the Compensation Committee believed to be the most appropriate for measuring performance in 2021. As with the operational metrics, the strategic metrics were discrete, objective, quantifiable, and challenging and the scorecard applied to the majority of the hundreds of employees who participated in the bonus plan and not only to our executive officers.
Strategic Initiative	Specific Scorecard Metric
Beer/Wine Initiative	• Beer/Wine store launches around the country
• Beer/Wine daily sales
IT Systems	• Rollout of new POS system
New Dinner Menu Initiative	• Launch final phase of new dinner menu in all approved stores
Digital Store	• Digital store launch and sales levels from all channels

Strategic Initiative	Specific Scorecard Metric
Off-Premises Sales	• Sales achieved through various off-premises sales channels
Maple Street Biscuit Company	• Store-level EBITDA
Cost Savings	• Cumulative cost savings against Company’s publicly stated goals
First Stage Results
Each of the operational and strategic metrics identified above was assigned a pre-determined “all or nothing” point value, with a maximum aggregate of 120 possible points. Following the conclusion of 2021, based on a report from the Company’s internal auditors following the agreed objective calculation methodologies, the Compensation Committee certified that the Company achieved 112.5 points out of the possible 120 points. Based on these results, management earned 100% of target under the payout chart applicable to the first stage of the annual bonus program.
Second Stage — Adjustment based on Operating Income
In addition to the importance the Compensation Committee placed on operational performance against objective scorecard metrics, the Compensation Committee also sought to ensure that bonus payouts would only be made to the extent that the Company was sufficiently profitable to make them and to ensure that above-target bonuses would be paid only for superior financial performance against both the Company’s plan and against prior year. The Committee therefore established a profitability framework whereby the Company’s first stage scorecard result was subject to a quantitative adjustment factor based on the Company’s achievement of operating income in 2021. This adjustment factor could cause final payouts to range between 0% and a maximum of 125% of target.
The following chart sets forth the targeted levels of operating income and the resulting impact on bonus payouts.
Classification	Operating Income Range	Impact on Bonus
Unacceptable Financial Performance	Below $30 million	No bonus paid, irrespective of first stage results
Below Anticipated Financial Performance	Between $30 and $70 million	Bonus payout earned under first stage reduced by 25%
Anticipated Financial Performance	Between $70 and $145 million	Bonus payout as earned under first stage (i.e., no adjustment, max payout at target)
Superior Financial Performance	Over $145 million	Bonus payout earned under first stage increased by 25% (i.e., max payout of 125% of target)
In establishing the foregoing levels, the Compensation Committee took into account the significant and continued uncertainty caused by the pandemic, but still required the Company to earn more than double its 2020 operating income of $68.9 million to achieve an above-target payout.
Second Stage/Final Results
Following the conclusion of 2021, based on the Company’s audited financial results, the Compensation Committee certified that the Company earned $166.8 million of operating income in 2021. This amount was more than 2.4 times the Company’s operating income in 2020 and significantly in excess of the expectations reflected in the 2021 plan approved by the Board prior to the start of the fiscal year. This resulted in each of the NEOs (and hundreds of other employees whose annual bonus is subject to the same program and/or calculations) receiving their respective bonus at 125% of target in 2021.

The following table sets forth (i) target 2021 bonuses for the Named Executive Officers, expressed both as a percentage of base salary and in absolute amounts, and (ii) the actual bonuses received by the Named Executive Officers under the 2021 annual bonus plan:
NAMED EXECUTIVE OFFICER	2021 BASE SALARY	2021 BONUS TARGET PERCENTAGE	2021 BONUS TARGET	MULTIPLIER APPLIED TO TARGET	2021 ACTUAL BONUS
Sandra B. Cochran	$1,150,000	125%	$1,437,500	125%	$1,796,875
P. Douglas Couvillion	$370,000	65%	$240,500	125%	$300,625
Jennifer L. Tate(1)	$368,000	55%	$202,500	125%	$253,125
Richard M. Wolfson	$450,000	65%	$292,500	125%	$365,625
Michael T. Hackney	$425,000	65%	$276,250	125%	$345,312
Jill M. Golder(2)	$545,000	75%	$408,750	0%	$0

(1)
Ms. Tate joined the Company after the start of our fiscal year and the amount indicated as her base salary for purposes of bonus calculation represents her base salary prorated to her dates of service.

(2)
Ms. Golder retired from the Company on December 31, 2020 and was ineligible to receive her annual bonus for 2021.

The above 2021 annual bonuses are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 41 of this proxy statement.
Long-Term Incentives
The Compensation Committee believes that long-term incentives, particularly equity-based awards, provide a strong alignment of the interests of shareholders and executives and serve as a valuable talent retention tool. Therefore, a significant portion of our executive officers’ total compensation is provided in the form of equity awards, which are granted under the Company’s 2020 Omnibus Incentive Plan and, prior to November 2021, the Company’s 2010 Omnibus Stock and Incentive Plan, approved by our shareholders (either the “2010 Omnibus Plan” or “2020 Omnibus Plan”, as applicable). Each year the Compensation Committee considers and discusses various alternatives as to the form and structure of equity-based awards in order to best achieve these goals of shareholder alignment and talent retention.
Long-Term Incentive Arrangements for 2021
In 2021, the Company’s equity compensation to executive officers was governed by the 2021 Long-Term Incentive (“LTI”) program. The 2021 LTI program, which the Compensation Committee adopted in September 2020, consists of two components: (i) a Long-Term Performance Plan (LTPP) (the “2021 LTPP”), which represents 50% of the LTI target value at the time of grant and provides for awards of performance shares tied to the Company’s successful achievement of a relative total shareholder return (TSR) goal over 2021 and 2022 against a peer set of restaurant companies; and (ii) a time-based RSU Award (the “2021 RSU Award”), which represents the remaining 50% of the LTI target value at the time of grant and provides for awards of time-based RSUs that cliff-vest after three years from the date of grant, subject to an executive’s continued employment with the Company through the vesting date.
Changes from Prior Years
The 2021 LTI program varies from the LTI programs used in prior years in two ways. First, the Compensation Committee determined to use a relative TSR metric coupled with a 2022 sales metric to measure performance under the LTPP rather than using return on invested capital (ROIC), which is the metric that the Company has traditionally used. The Compensation Committee made this change due to the continued challenging business conditions and volatility brought about by the outsized impact of the pandemic on both the Company and the restaurant industry in 2021, which the Compensation Committee believed would make ROIC an insufficiently predictable performance metric to be effective.
Second, the Compensation Committee eliminated a time-based RSU grant with a fractional TSR modifier that previously represented 25% of the value of an executive’s LTI award and replaced it with additional time-based RSU Awards such that the target value of the 2021 RSU Awards went from 25% to 50% of an executive’s LTI award. This change reflected the Compensation Committee’s determination that a 50/50 split between pure performance-based and time-based equity awards was more easily understood by plan participants, more in line with market practice in the Company’s industry and more balanced between the goals of linking pay to performance and providing for executive retention. As indicated above, the shareholders with whom we engaged during our 2021 shareholder outreach efforts agreed with this determination.
2021 LTPP
The Compensation Committee determined that assessing (i) performance relative to a peer set in the restaurant industry and (ii) Company 2022 sales levels vs. 2019 (pre-pandemic) would be the best way to measure and link executive pay to performance for purposes of the 2021 LTPP. The Compensation Committee therefore established the 2021 LTPP as follows.
Performance Measurements:
•
Relative TSR measured against 23 restaurant companies drawn from relevant indices and/or peer sets, using 30-day average price straddle at the beginning and end of performance period to avoid date-based anomalies.

•
2022 vs. 2019 gross sales.

Measurement Period:	• 2 years (2021 and 2022)
Potential Award Range:	• 0 – 150% of target (down from 200% traditionally)
Other Features:
•
Negative absolute TSR will result in payouts being capped at target irrespective of how the Company performs relative to the comparator group.

•
If the Company has TSR below the 50th percentile of the comparator group, payout will be capped at target no matter how well the Company performs with respect to the sales component of the program.

Establishment of Comparator Group for TSR Calculation
In selecting the comparator group for assessing TSR over the performance period, the Compensation Committee noted that Cracker Barrel is unique in the restaurant industry, and, consequently, the comparator set should represent a cross-section of restaurant companies, each of which shares one or more attributes with the Company.
Additionally, the Compensation Committee believed the comparator group should be limited to restaurant companies as opposed to a broader industry mix because of the outsized impact that the pandemic had, and is expected to continue to have, on the restaurant industry in particular. The Committee also determined that the group should include only mid-cap and small-cap companies in the group, as large-cap and micro-cap companies are too different from the Company in terms of their resources and business challenges to fairly compare them to the Company, particularly during the pandemic.
Based on this, the Compensation Committee selected the following comparator group of 23 public restaurant companies.
• Brinker International, Inc.	• Dave & Busters	• Pollo Loco
• BJ’s Restaurants, Inc.	• Denny’s Corporation	• Red Robin Gourmet Burgers, Inc.

• Bloomin’ Brands, Inc.	• Dine Brands Global, Inc.	• Ruth’s Hospitality Group, Inc.
• Cannae Holdings Inc.	• Domino’s Pizza, Inc.	• Shake Shack Inc.
• Cheesecake Factory, Inc.	• Fiesta Restaurant Group, Inc.	• Texas Roadhouse, Inc.
• Chipotle Mexican Grill, Inc.	• Jack-in-the-Box, Inc.	• The Wendy’s Company
• Chuy’s Holdings Inc.	• Noodles & Company	• Wingstop Inc.
• Darden Restaurants, Inc.	• Papa John’s International, Inc.
Potential Payouts
Historically, the Company’s payout curve for LTPP awards of performance-based shares has been set at a range from 0% to 200% of target. For 2021, however, payouts were capped at 150% of target, and in no event can payments exceed target if the Company’s absolute TSR over the performance period is negative, irrespective of how well the Company performs with respect to the comparator group or its levels of 2022 sales. Similarly, in no event can payments exceed target if the Company’s TSR over the performance period is below the 50th percentile of the comparator group, irrespective of how well the Company performs with respect to its levels of 2022 sales. The Compensation Committee believed all of these limitations to be appropriate in light of the financial impact of the pandemic on the Company’s business and to better align the program with the interests of shareholders.
2021 LTI Award Grants
In September 2020, the Compensation Committee (and the Board, in the case of Ms. Cochran) approved equity grants based on a target percentage (referred to as the executive officer’s “LTI Percentage”) of an executive officer’s base salary divided equally between performance-based LTPP awards and time-based RSU awards. Because of the economic impact of the pandemic, the Compensation Committee determined that it would be inappropriate to increase any NEO’s LTI Percentage from their 2020 levels.
Each NEO’s LTI Percentage was then used to derive a target award for the NEO, expressed as a number of shares, determined by reference to the average closing price of the Company’s common stock during the last 30 calendar days of 2020 and the first 30 calendar days of 2021, which was $112.35. Each NEO’s targeted shares were divided equally between grants of performance-based LTPP awards and time-based RSU awards.
All awards granted under the LTI program are credited with dividend equivalent rights for any cash dividends paid on the Company’s stock between the award date and the vesting date, based on the number of shares ultimately awarded, and the deferred amounts are settled in cash upon the vesting of the awards at the end of the performance period. No dividends are paid on unvested/unearned shares.
2021 LTPP.   For 2021, each executive officer was eligible to receive a 2021 LTPP award (a “2021 LTPP Award”) of a target number of shares, with the actual number of awarded shares determined by the Company’s achievement of relative TSR against a peer group of companies in the restaurant sector, measured over a two-year performance period, as described above. The minimum number of shares is zero and the maximum is 150% of target. NEOs (other than Ms. Cochran) will forfeit their 2021 LTPP Award if, prior to that time, they are terminated or voluntarily resign other than as a result of (i) retirement by an individual who meets the retirement-eligible conditions of 60 years of age and at least five years of service, for which such awards will be prorated for time served and based on actual performance determined at the end of the performance period; or (ii) following a change in control of the Company.
The following table summarizes the target 2021 LTPP Awards for each of our Named Executive Officers at the time of grant. As indicated above, the awards will pay out, if at all, at the end of the performance period in September 2022:
NAMED EXECUTIVE OFFICER	LTPP PERCENTAGE	BASE SALARY	LTPP TARGET VALUE	LTPP TARGET AWARD (# Shares)
Sandra B. Cochran	190.0%	$1,150,000	$2,185,000	19,448
P. Douglas Couvillion	37.5%	$370,000	$138,750	1,234

NAMED EXECUTIVE OFFICER	LTPP PERCENTAGE	BASE SALARY	LTPP TARGET VALUE	LTPP TARGET AWARD (# Shares)
Jennifer L. Tate	50.0%	$400,000	$200,000	1,780
Richard M. Wolfson	60.0%	$450,000	$270,000	2,403
Michael T. Hackney	37.5%	$425,000	$159,375	1,418
Jill M. Golder*	75.0%	$545,000	$408,750	3,638

*
Ms. Golder retired from the Company on December 31, 2020, and these awards were forfeited.

2021 RSU Awards.   Each executive officer received a target 2021 RSU Award that will cliff-vest three years from the date of grant. NEOs (other than Ms. Cochran) will forfeit their 2021 RSU Award if, prior to that time, they are terminated or voluntarily resign other than as a result of (i) retirement by an individual who meets the retirement-eligible conditions of 60 years of age and at least five years of service, for which such awards will be prorated for time served and based on actual performance determined at the end of the performance period; or (ii) following a change in control of the Company.
The following table summarizes the 2021 RSU Awards for each of our Named Executive Officers:
NAMED EXECUTIVE OFFICER	RSU PERCENTAGE	BASE SALARY	TARGET VALUE	NO. OF RSUS GRANTED
Sandra B. Cochran	190.0%	$1,150,000	$2,185,000	19,488
P. Douglas Couvillion	37.5%	$370,000	$138,750	1,234
Jennifer L. Tate	50.0%	$400,000	$200,000	1,780
Richard M. Wolfson	60.0%	$450,000	$270,000	2,403
Michael T. Hackney	37.5%	$425,000	$159,375	1,418
Jill M. Golder*	75%	$545,000	$408,750	3,638

*
Ms. Golder retired from the Company on December 31, 2020, and these awards were forfeited.

Health and Welfare Benefits
We offer a group insurance program consisting of life, disability and health insurance benefit plans that cover all full-time management and administrative employees, and a supplemental group term life insurance program that covers our Named Executive Officers and certain other management personnel. Aside from the annual recalibration of benefit costs and the associated premium changes that affect all participants, no significant changes were made to our health and welfare benefits for our Named Executive Officers during 2021.
Severance and Change in Control Provisions
None of our current Named Executive Officers has an employment agreement other than Ms. Cochran, which governs her arrangement relating to severance and/or a change in control of the Company (a “CIC Transaction”). All of our other Named Executive Officers, along with all of the Company’s other executive officers, have entered into (i) severance agreements (“Severance Agreements”) that govern the terms of their involuntary separation from the Company other than in connection with a CIC Transaction; and (ii) change in control agreements (“CIC Agreements”) that govern their employment by the Company and the terms of their involuntary separation from the Company following a CIC Transaction. These agreements, which are summarized as they apply to our Named Executive Officers below, were not amended in 2021.
The Severance Agreements are intended to attract and retain executive talent by providing executives with reasonable assurance that if their employment relationship with the Company is involuntarily terminated in certain circumstances other than for cause they will have sufficient resources to be able to transition to other professional opportunities. While the CIC Agreements are also intended as a recruitment and retention tool, they are additionally intended to ensure that the Company will have the continued

dedication, focus and objectivity from key executives in the event of a proposed CIC Transaction, and thus maintain the alignment of our executives’ interests with those of our shareholders.
The Employment Agreement, Severance Agreement and CIC Agreements are described in greater detail below. Potential payments pursuant to these agreements to our Named Executive Officers under various termination scenarios are more fully described under “Executive Compensation — Compensation Tables and Information — Potential Payments Upon Termination or Change in Control” below, including the table on page 49 of this proxy statement.
Severance Benefits Specific to Ms. Cochran
The Company and Ms. Cochran are parties to an employment agreement (the “Employment Agreement”) entered into on July 27, 2018, which governs the severance benefits to be received by Ms. Cochran. Under the Employment Agreement, Ms. Cochran’s employment with the Company is “at will” and either party may terminate the agreement at any time, but Ms. Cochran will be entitled to certain severance benefits in the event that her employment with the Company is terminated under certain circumstances. If Ms. Cochran’s employment is terminated by the Company without cause (as defined in the agreement) or terminated by Ms. Cochran with good reason (as defined in the agreement) prior to July 27, 2023 and outside of a CIC Transaction, Ms. Cochran will be entitled to receive (i) a lump sum payment of accrued obligations, including, among other things, her base salary through the date of termination and reimbursement for any business expenses to the extent not previously paid (“accrued obligations”), (ii) two times the sum of (x) her then-current annual base salary and (y) then-current target bonus payable in installments ratably over 24 months following termination, (iii) a lump sum payment equal to her annual bonus for the fiscal year in which the termination occurs, prorated based on the number of days elapsed between the beginning of the fiscal year and the termination date, to the extent the applicable performance goal is subsequently achieved, and (iv) a lump sum amount equal to 24 times the monthly COBRA premium amount applicable as of the termination date. Additionally, the Employment Agreement provides for acceleration of vesting of long-term incentive awards held by Ms. Cochran at the time of termination without cause or with good reason within the first five years following the execution of the agreement (i.e., until July 27, 2023). Specifically, Ms. Cochran’s outstanding long-term incentive awards that vest with the passage of time (“time-based awards”) will accelerate and vest in full upon termination, and her long-term incentive awards that vest depending upon the Company’s performance (“performance-based awards”) will vest in full, but only when and to the extent the applicable performance goals are subsequently achieved.
If Ms. Cochran’s employment is terminated without cause or for good reason after July 27, 2023, then in lieu of the benefits summarized above she will be entitled to receive only (i) the accrued obligations and (ii) 1.50 times the sum of (x) current annual base salary and (y) target current year bonus payable in installments, with no payment of a prorated target bonus for the termination year, no vesting of unvested long-term incentive awards, and no payment for health and welfare benefits continuation.
The payment of the foregoing severance benefits, exclusive of the accrued obligations, is subject to execution by Ms. Cochran of a comprehensive release of claims against the Company. If Ms. Cochran’s employment is terminated by the Company for cause or if Ms. Cochran terminates her employment by voluntarily quitting without good reason, then she would be entitled to receive only the accrued obligations.
If Ms. Cochran retires after providing to the Company at least 12 months’ advance of her intent to retire, Ms. Cochran’s outstanding time-based awards will vest in full in accordance with the original vesting schedule set forth in the applicable award agreements and her performance-based awards will vest in full to the extent the applicable performance goals are subsequently achieved, all as if she had remained employed by the Company following her retirement throughout the applicable vesting periods. In other words, no award would accelerate upon retirement and all performance-based awards remain subject to the Company’s achievement of all applicable performance criteria.
Severance Agreement for all other Named Executive Officers
Each Named Executive Officer who is a party to the Severance Agreement will be entitled to receive severance benefits of 12-18 months’ base salary continuation and continuation of benefits under COBRA (with the executive responsible for paying the premiums), depending on his/her length of service, as a result of the termination of his/her employment by the Company other than for “cause” or by the executive for “good reason” (each as defined in the agreement).
To receive the foregoing benefits, the executive must execute a comprehensive release in favor of the Company, waiving any claims the executive may have against the Company. In addition to obligating the executive to maintain confidentiality of Company information and return all Company property, the Severance Agreement further obligates the executive (i) not to work as an employee or consultant for any “multi-unit restaurant business that offers full service family or casual dining” for a period of six months following the severance event or the remainder of the severance payment period, whichever is shorter; and (ii) not to solicit the employees or customers of the Company for a period of 12 months following the severance event or the remainder of the severance payment period, whichever is shorter.
The Severance Agreement has an initial term of three years and will automatically renew each year thereafter unless the Company provides the executive with 90 days’ written notice of its intention not to renew prior to the expiration of the then-current term.
Change in Control Benefits for Ms. Cochran
Ms. Cochran’s Employment Agreement contains certain benefits in the event that her employment with the Company is terminated in connection with a change in control. The Employment Agreement contains a “double trigger,” and in the event that a change in control of the Company (as defined in the agreement) occurs during the term of the Employment Agreement, and her employment is terminated without cause or terminated by Ms. Cochran with good reason within 90 days prior to or within two years following the change in control, Ms. Cochran will be entitled to receive (i) a lump sum payment of accrued obligations, (ii) a lump sum payment of three times the sum of (x) current annual base salary and (y) target current year bonus, (iii) a lump sum payment equal to her target bonus for the fiscal year in which the termination occurs, prorated based on the number of days elapsed between the beginning of the period and the termination date, (iv) acceleration and immediate vesting of all long-term incentive awards, with time-based awards vesting in full and performance-based awards vesting at target level, and (v) a lump sum amount equal to 24 times the monthly COBRA premium amount applicable as of the termination date.
The Employment Agreement does not entitle Ms. Cochran to receive any gross-up payment to reimburse her for any excise tax under Sections 280G and 4999 of the Code, as amended. Ms. Cochran will be subject to noncompetition, non-solicitation and confidentiality restrictions following the termination of her employment. The agreement obligates Ms. Cochran not to own or work as an employee or consultant for any multi-unit restaurant business that offers full service family or casual dining or to solicit the Company’s employees for a period of two years following the termination of her employment.
CIC Agreements
The CIC Agreement becomes effective only in the event of a CIC Transaction, as defined in the agreement. Once it takes effect, the Company agrees to employ the executive, and the executive agrees to remain in the employ of the Company, from the date of a change in control to the earlier to occur of the second anniversary of such change in control or the executive’s normal retirement date. During this period of employment, the Company agrees to provide the executive with (i) base salary at least equal to the highest base salary which the executive was paid during the 24 calendar months immediately prior to the change in control, (ii) the right to participate, at the highest target percentage rate or target participation level at which he/she participated during the 12-month period prior to the change in control, in the Company’s bonus and equity incentive compensation plans; and (iii) the same employee benefits and perquisites which the executive received (or had the right to receive) during the 12 months immediately prior to the date of the change in control.
The CIC Agreement has an indefinite term but may be terminated by the Company upon not less than one year’s prior written notice to the executive if (i) the Company has not received any proposal or indication of interest from a party regarding, nor is the Company’s Board of Directors then considering, a potential change in control transaction; and (ii) the Company terminates the CIC Agreements for all similarly situated executives and not just the individual.

The CIC Agreement is “double trigger”, and no payments or equity awards are paid out immediately upon the change in control. The executive does not have any right to receive any gross-up payment in reimbursement of any excise tax under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”). If amounts payable under the CIC Agreement would be subject to such excise tax, then the executive will pay the tax or such amounts will be reduced to a level where the excise tax no longer applies, whichever is more beneficial to the executive.
In the event that employment is terminated by the Company other than for “cause” or by the executive for “good reason” (each as defined in the agreement) at any point during the 24 months following a change in control, then, in addition to any accrued and unpaid salary, bonus, benefits and vacation time, the terminated executive is entitled to (i) a lump-sum cash payment equal to two times the sum of his/her annual salary and target annual bonus for the year in which termination occurs, (ii) his/her annual bonus for the year in which termination occurs, pro-rated to his/her actual period of service during that year; (iii) continued health and welfare benefits and perquisites for the two-year period following termination at no greater cost to the executive; and (iv) the payment of the cash-out of his/her equity awards, as described below.
Unless an individual equity award agreement provides the executive with immediate vesting of the award upon a change in control (in which case the terms of such award agreement will apply), under the CIC Agreement, all of the executive’s outstanding and unvested equity awards and accrued dividends at the time of the change in control occurs will be converted to cash at their target level of award, which, depending on the Company’s projected performance at the time of conversion, could be beneficial or detrimental to the executive. The converted cash will earn interest at the rate of 1.5% over the 10-year Treasury Bill rate in effect at the beginning of each month and will be paid to the executive upon the earliest to occur of (i) the second anniversary of the change in control; (ii) the date(s) on which the underlying awards would have otherwise vested or been paid; or (iii) the date of a qualifying termination of the executive’s employment under the CIC Agreement.
Perquisites
Other than participation in benefit plans that are broadly applicable to our full-time employees, we provide very limited perquisites and other benefits to our Named Executive Officers. Indeed, we only provide to our executive officers a modest financial planning assistance benefit and executive physicals, both of which we also offer to several non-executive officers.
All perquisites that are received by Named Executive Officers are reflected in the Summary Compensation Table on pages 41 – 43 of this proxy statement under the “All Other Compensation” column and related footnote.
As far as other perquisites are concerned, we note that:
•
Named Executive Officers do not have use of a Company vehicle;

•
Named Executive Officers may not schedule the Company aircraft for personal travel;

•
We do not have a defined benefit pension plan or SERP; and

•
We do not provide a number of perquisites that are provided by other companies, such as club memberships or drivers.

Section 5.   Realizable Pay Analysis and Other Executive Compensation Policies and Guidelines
Realizable Pay Analysis
While many of the required compensation disclosures under SEC rules represent awards that may be earned, realizable pay considers pay that is actually earned. The following chart demonstrates, over the three-year period of 2019, 2020 and 2021, that the Company’s Total Shareholder Return increased modestly by 1%, but Ms. Cochran’s realizable total direct compensation declined by 6% from her target total direct compensation for that same period.

3-Year CEO Aggregate Target vs. Realizable Pay
(FY 19 - 21; $000)
3-Year CBRL TSR: 1%
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$20,515
-6% decrease
$19,351
$12,920
$4,195
$3,400
$12,603
$3,516
$3,232
Target Pay
Realizable Pay
Base
Annual Incentive (Bonus)
Long-Term Incentive (LTI)

In the chart above, Ms. Cochran’s “Target Pay” reflects the following:
•
Ms. Cochran’s aggregate base salary for 2019, 2020 and 2021, as approved by the Board at the outset of each such year

•
Ms. Cochran’s aggregate target bonus opportunity for performance under the Company’s annual bonus plan in each of 2019, 2020 and 2021, as approved by the Board at the outset of each such year

•
The grant date fair value of the target levels of 2020 and 2021 LTPP Awards granted to Ms. Cochran at the outset of 2020 and 2021, based on the closing stock price on the respective grant dates of such awards

•
The grant date fair value of all other time-based and performance-based equity awards (other than LTPP awards) granted to Ms. Cochran at the outset of 2019, 2020 and 2021, based on the closing stock price on the respective grant dates of such awards.

In contrast, Ms. Cochran’s “Realizable Pay” in the above chart reflects the following:
•
Ms. Cochran’s actual base salary for 2019, 2020 and 2021

•
Ms. Cochran’s actual bonus paid in respect of performance in each of 2019, 2020 and 2021 under the Company’s annual bonus plans for such years

•
The fair value of the 2020 and 2021 LTPP Awards granted to Ms. Cochran, based on the closing stock price on the last day of 2021 of $136.18

•
The fair value of all other 2019, 2020 and 2021 time-based and performance-based equity awards (other than LTPP awards) granted to Ms. Cochran, based on the closing stock price on the last day of 2021 of $136.18.

Stock Ownership Guidelines
We have stock ownership guidelines (the “Ownership Guidelines”) that apply to all executive officers and our non-employee directors, and that are posted on our website at www.crackerbarrel.com. The Ownership Guidelines reflect the Compensation Committee’s belief that executives and directors should accumulate a meaningful level of ownership in Company stock to align their interests with shareholders. The Ownership Guidelines are based on a multiple of base salary for executive officers and the base annual cash retainer for non-employee directors. The Chief Executive Officer’s guideline is five times base salary, the Chief Financial Officer’s guideline is three times base salary and any other executive officer’s guideline is two times base salary. No officer may sell or otherwise dispose of any shares until his or her aggregate ownership satisfies these requirements. Our non-employee directors are subject to a guideline of six times the annual base cash retainer paid to such non-employee director. Calculations to determine compliance with the Ownership Guidelines are made during the first quarter of each year, and are based upon (i) with respect to executive officers, each officer’s base salary applicable at the time of such calculation and (ii) the average closing price of the Company’s common stock, as reported by Nasdaq, for each trading day during the last 30 calendar days of the preceding year and the first 30 calendar days of the year in which the calculation is performed. For 2021, the Ownership Guidelines for our Named Executive Officers were as follows:
Executive Officer	Multiple of Base Salary
Sandra B. Cochran	5X
P. Douglas Couvillion(1)	2X
Jennifer L. Tate	2X
Richard M. Wolfson	2X
Michael T. Hackney	2X
Jill M. Golder(2)	3X

(1)
Mr. Couvillion was appointed to the Chief Financial Officer role on an interim basis.

(2)
Ms. Golder retired from the Company on December 31, 2020.

Executive officers and non-employee directors must retain 100% of the net number of shares of common stock acquired (after payment of exercise price, if any, and taxes) upon the exercise of stock options and the vesting of restricted stock or RSUs granted until they achieve compliance with the applicable guideline. Once achieved, ownership of the guideline amount must be maintained for as long as the executive officers and non-employee directors are subject to the Ownership Guidelines. Executive officers and non-employee directors who do not comply with the Ownership Guidelines may not be eligible for future equity awards. If an executive officer or non-employee director falls below the required ownership threshold, he or she is prohibited from selling shares of Company common stock until he or she meets the ownership thresholds.
Anti-Hedging and Anti-Pledging Policy
The Company’s anti-hedging and anti-pledging policy (the “Anti-Hedging and Anti-Pledging Policy”) prohibits directors and officers from directly or indirectly engaging in hedging against future declines in the market value of the Company’s securities through the purchase of financial instruments designed to offset such risk and from pledging the Company’s securities as collateral for margin and other loans. The Compensation Committee considers it improper and inappropriate for directors and officers of the Company to engage in hedging transactions to mitigate the impact of changes in the value of the Company’s securities.

Similarly, placing the Company’s securities in a margin account or pledging them as collateral may result in their being sold without the director’s or officer’s consent or at a time when the director or officer is in possession of material nonpublic information of the Company. When any of these types of transactions occurs, the director’s or officer’s incentives and objectives may be less closely aligned with those of the Company’s other shareholders, and the director’s or officer’s incentive to improve the Company’s performance may be (or may appear to be) compromised. Under the Anti-Hedging and Anti-Pledging Policy, no director or officer may, directly or indirectly, engage in any hedging transaction that reduces or limits the director’s or officer’s economic risk with respect to the director’s or officer’s holdings, ownership or interest in the Company’s securities, including outstanding stock options, stock appreciation rights or other compensation awards the value of which are derived from, referenced to or based on the value or market price of the Company’s securities.
Prohibited transactions include the purchase by a director or officer of financial instruments, including, without limitation, prepaid variable forward contracts, equity swaps, collars, puts, calls or other derivative securities that are designed to hedge or offset a change in market value of the Company’s securities, as well as any transaction that places the Company’s securities in a margin account or pledges them as collateral for loans or other obligations.
Recoupment Provisions
The Company may recover any incentive compensation awarded or paid pursuant to an incentive plan based on (i) achievement of financial results that were subsequently the subject of a restatement due to material noncompliance with any financial reporting requirement under either GAAP or the federal securities laws, other than as a result of changes to accounting rules and regulations, or (ii) a subsequent finding that the financial information or performance metrics used by the Compensation Committee to determine the amount of the incentive compensation were materially inaccurate, in each case regardless of individual fault. In addition, the Company may recover any incentive compensation awarded or paid pursuant to any incentive plan based on a participant’s conduct which is not in good faith and which materially disrupts, damages, impairs or interferes with the business of the Company and its affiliates.
Impact of Tax and Accounting Treatments on Compensation
Although the accounting and tax treatment of executive compensation generally has not been a factor in the Compensation Committee’s decisions regarding the amounts of compensation paid to our executive officers, it has been a factor in the compensation mix as well as the design of compensation programs. We have attempted to structure our compensation to maximize the tax benefits to the Company (e.g., deductibility for tax purposes) and to appropriately reward performance. The accounting treatment of differing forms of equity awards presently used to compensate our executives varies. However, the accounting treatment is not expected to have a material effect on the Compensation Committee’s selection of differing types of equity awards.
Sections 280G and 4999
As described above, Ms. Cochran has an Employment Agreement and we provide our Named Executive Officers other than Ms. Cochran with Severance and CIC Agreements. Neither Ms. Cochran nor any of our other Named Executive Officers has a right under these agreements or otherwise to receive any gross-up payment to reimburse such executive officer for any excise tax under Sections 280G and 4999 of the Code.
Section 162(m)
The Compensation Committee has historically considered the impact of Section 162(m) of the Code in the design of its compensation strategies. Under Section 162(m) of the Code, compensation paid to executive officers in excess of $1.0 million in any year cannot be taken by us as a tax deduction unless the compensation constitutes “qualified performance-based compensation” within the meaning of Section 162(m). The Compensation Committee and the Company designed our compensation structure in an attempt to maximize deductibility of compensation under Section 162(m) to the extent practicable while maintaining a competitive, performance-based compensation program. However, the Compensation Committee and the Company also believe that they must (and do) reserve the right to award compensation which they each deem to be in the best interests of the Company and our shareholders, but which may not be fully tax deductible under Section 162(m). Moreover, this exception allowing the full deductibility of “qualified performance-based compensation” does not apply to compensation paid after January 1, 2018 unless paid pursuant to a written binding contract that was in effect on November 2, 2017.
Retirement and Consulting Arrangement of Ms. Golder
Ms. Golder retired from her position as Senior Vice President and Chief Financial Officer of the Company effective December 31, 2020. Following her retirement, from January 1, 2021 through February 28, 2021, Ms. Golder provided consulting services to the Company as a non-employee consultant, including assisting the Company with the transition of Ms. Golder’s duties to Mr. Couvillion, her successor as the Company’s Interim Chief Financial Officer. During her consultancy, Ms. Golder received a consulting fee of $22,708 per month.
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed with management the CD&A included in this proxy statement. Based on its review and discussions of the CD&A with management, the Compensation Committee recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for 2021.
This report has been submitted by the members of the Compensation Committee:
Coleman H. Peterson, Chair
Thomas H. Barr
Meg Crofton
Gilbert Dávila

COMPENSATION TABLES AND INFORMATION
Summary Compensation Table
The following table sets forth information regarding the compensation for the Named Executive Officers during 2021, 2020 and 2019.
Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Restricted Stock/RSU Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Sandra B. Cochran, President and Chief Executive Officer	2021	$1,150,000	$0	$4,481,208	$1,796,875	$152,969	$7,581,052
	2020	$982,292	$0	$4,265,425	$718,750	$249,974	$6,216,441
	2019	$1,100,000	$0	$4,118,860	$1,359,996	$406,079	$6,984,935
P. Douglas Couvillion, Senior Vice President and Interim Chief Financial Officer	2021	$370,000	$50,000	$284,338	$300,625	$29,240	$1,034,203
	2020	$343,021	$0	$270,610	$120,250	$35,291	$769,172
	2019	$350,000	$0	$241,314	$234,393	$44,995	$870,702
Jennifer L. Tate,(6) Senior Vice President and Chief Marketing Officer	2021	$368,182	$0	$811,278	$253,125	$177,985	$1,610,570
Richard M. Wolfson, Senior Vice President, General Counsel and Secretary	2021	$450,000	$0	$553,699	$365,625	$31,888	$1,401,212
	2020	$417,188	$0	$526,793	$146,250	$55,331	$1,145,562
	2019	$375,000	$0	$1,170,693	$251,136	$88,245	$1,885,074
Michael T. Hackney,(7) Senior Vice President, Restaurant and Retail Operations	2021	$425,000	$0	$326,736	$345,312	$15,745	$1,112,793
	2020	$347,656	$0	$274,091	$121,875	$17,979	$761,601
Jill M. Golder,(8) Senior Vice President and Chief Financial Officer	2021	$272,500	$0	$0	$0	$2,490	$274,990
	2020	$505,260	$0	$797,902	$204,375	$37,923	$1,545,460
	2019	$530,000	$0	$731,022	$409,544	$60,106	$1,730,672

(1)
Amounts in this column reflect the actual base salary earned by the NEO in 2021, 2020 and 2019, including any deferred amounts reported in the Non-Qualified Deferred Compensation Table. However, see the note below regarding Ms. Golder’s salary.

(2)
In this column, the amount for Mr. Couvillion represents a cash bonus paid to him in respect of his assumption of the role of Interim Chief Financial Officer upon Ms. Golder’s retirement referenced below.

(3)
The amounts disclosed in this column reflect the aggregate grant date fair value of awards for 2021, 2020 and 2019, calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). Specifically, the amounts provided for 2021 reflect the aggregate grant date fair value of the Named Executive Officer’s (i) time-based award under the 2021 Time-based RSU and (ii) performance-based awards under the 2021 LTPP.

For the performance-based awards, the aggregate grant date fair value has been determined assuming the probable outcome of the performance condition on the date of the grant (i.e., the achievement of the target performance level). Assuming an outcome of performance conditions at the maximum level for the performance-based awards, the aggregate grant date fair value of all the stock awards made to each Named Executive Officer in 2021 (including the time-based award) are as follows:
Name	Year	Aggregate Grant Date Fair Value at Maximum Performance Level
Sandra B. Cochran	2021	$6,721,812
P. Douglas Couvillion	2021	$426,507
Jennifer L. Tate	2021	$960,851
Richard M. Wolfson	2021	$830,549
Michael T. Hackney	2021	$490,103
Jill M. Golder*	2021	$0

*
Ms. Golder retired from the Company on December 31, 2020, and her stock awards were forfeited.

For information regarding the compensation cost of the awards and the assumptions used to calculate the grant date fair value of the awards, see Note 10 to the Consolidated Financial Statements included or incorporated by reference in the Company’s Annual Reports on Form 10-K for 2021, 2020 and 2019.
(4)
Amounts in this column reflect the aggregate grant date fair value earned by the NEO in 2021, 2020 and 2019, including any deferred amounts reported in the Non-Qualified Deferred Compensation Table.

(5)
The table below sets forth information regarding each component of compensation included in the “All Other Compensation” column of the Summary Compensation Table above.

(6)
Ms. Tate became an executive officer of the Company on August 31, 2020. The amount included for Ms. Tate under the column entitled “Stock Awards” includes a one-time grant of 3,000 shares of restricted stock issued to Ms. Tate upon her joining the company. These shares will vest on August 31, 2023.

(7)
Mr. Hackney became an executive officer of the Company on May 1, 2019.

(8)
Ms. Golder retired from her position as Senior Vice President and Chief Financial Officer of the Company effective as of December 31, 2020 and thus forfeited all of the equity awards granted to her in respect of 2021. The amount shown for her 2021 base salary represents Ms. Golder’s pro-rated portion of her base salary based on the number of days in the fiscal year prior to her separation from service. Following her retirement, Ms. Golder also received $45,416 for consulting services provided as a non-employee consultant of the Company during 2021.

All Other Compensation
Name	Year	Life Insurance(1)	Long- term Disability(1)	Dividend Equivalents on Shares of Restricted Stock(2)	Company Match Under Non-qualified Deferred Compensation Plan	Company Match Under 401(k) Plan	Other(3)	Total
Sandra B. Cochran	2021	$19,560	$1,728	$99,326	$30,103	$2,252	$0	$152,969
P. Douglas Couvillion	2021	$217	$1,066	$6,224	$4,557	$2,176	$15,000	$29,240
Jennifer L. Tate	2021	$240	$0	$6,560	$0	$0	$171,185	$177,985
Richard M. Wolfson	2021	$270	$1,296	$23,514	$3,917	$2,891	$0	$31,888
Michael T. Hackney	2021	$179	$1,164	$7,988	$3,842	$2,572	$0	$15,745
Jill M. Golder	2021	$133	$654	$0	$1,703	$0	$0	$2,490

(1)
We provide supplemental long-term disability insurance and life insurance to our executives and certain other employees. The amounts disclosed in this column represent the premiums paid by the Company on behalf of the NEO.

(2)
The amounts disclosed in this column represent 2021 cash dividend equivalents which were or will be paid to the NEO upon the vesting of (i) the 2020 and 2019 LTPP awards (at an assumed target level of performance), and (ii) the 2021 and 2020 Time-based RSU Grants, and (iii) any other time-based RSAs or RSUs granted to an NEO that vested in 2021 or were unvested at the end of 2021. These amounts will be settled in cash upon the vesting of the shares underlying such awards. This column does not include dividend equivalents on the 2020 or 2019 Relative TSR Grants because such amounts were included in the calculation of the grant date fair value of these awards.

(3)
The amounts in this column for Mr. Couvillion represent payments for personal financial advisory services and for Ms. Tate represent expenses incurred in connection with her relocation to Tennessee. These amounts are considered income to the NEO, and the NEO pays the associated taxes.

Grants of Plan-Based Awards Table
The following table sets forth information regarding grants of plan-based awards made to the Named Executive Officers during 2021.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Sandra B. Cochran		$0	$1,437,500	$1,796,875
	09/23/20				7,779	19,448	29,172		$2,240,604
	09/23/20							19,448	$2,240,604
P. Douglas Couvillion		$0	$240,500	$300,625
	09/23/20				493	1,234	1,851		$142,169
	09/23/20							1,234	$142,169
Jennifer L. Tate		$0	$202,500	$253,125
	09/23/20				712	1,780	2,670		$205,074
	09/23/20							1,780	$205,074
	08/31/20							3,000	$401,130
Richard M. Wolfson		$0	$292,500	$365,625
	09/23/20				961	2,403	3,604		$276,850
	09/23/20							2,403	$276,850
Michael T. Hackney		$0	$276,250	$345,313
	09/23/20				567	1,418	2,127		$163,368
	09/23/20							1,418	$163,368
Jill M. Golder(5)		$0	$408,750	$510,938
	09/23/20				1,455	3,638	5,457		$419,134
	09/23/20							3,638	$419,134

(1)
The amounts shown reflect the possible aggregate payouts under the 2021 annual bonus plan at the “threshold,” “target” and “maximum” levels, pro-rated, in the case of Ms. Tate, to actual dates of service. Actual payouts to each NEO for 2021 were 125% of target and are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For a discussion of the 2021 annual bonus plan and the 2021 payouts, see “Executive Compensation — Compensation Discussion and Analysis — Overview of Compensation Elements — Annual Bonus Plan.”

(2)
The amounts shown reflect the possible payouts (at grant date fair value) for the LTPP Awards granted under the 2021 LTPP. The grant date fair value of these awards, based on the probable outcome of the relevant performance conditions as of the grant date (computed in accordance with ASC Topic 718) is the amount reported in the “Stock Awards” column of the Summary Compensation Table. Each Named Executive Officers was eligible to receive up to a maximum of 150% of his or her 2021 LTPP target. For a discussion of the 2021 Long-Term Incentive Program, see “Executive

Compensation —  Compensation Discussion and Analysis — Overview of Compensation Elements — Long-Term Incentives.”
(3)
The amounts disclosed in this column reflect the Time-based RSU Grant awarded to each executive in 2021.

(4)
The amounts disclosed in this column reflect the aggregate grant date fair value of the awards calculated in accordance with ASC Topic 718. For the performance-based awards (i.e., the 2021 LTPP), the aggregate grant date fair value has been determined assuming the probable outcome of the performance condition on the date of the grant (i.e., the achievement of the target performance level), excluding the effect of estimated forfeitures. For information regarding the compensation cost of the awards and the assumptions used to calculate grant date fair value of the awards, see Note 10 to the Consolidated Financial Statements included or incorporated by reference in the Company’s Annual Report on Form 10-K for 2021.

(5)
Ms. Golder retired on December 31, 2020, and thus forfeited the amounts reflected in this table.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Employment Agreement with Named Executive Officers
We currently have one employment agreement with a Named Executive Officer as further described below.
Employment Agreement with Sandra B. Cochran
The Company and Ms. Cochran are parties to the Employment Agreement, entered into on July 27, 2018.
Under the Employment Agreement, Ms. Cochran serves as the Company’s President and Chief Executive Officer, reporting to the Board, and will be nominated annually by the Board to serve as a director throughout her employment. During the term of the agreement measured from the outset of 2021, she will receive an annual base salary of not less than $1,150,000 (her 2021 salary) and an annual bonus opportunity with a target of not less than 125% of annual base salary (her 2021 target bonus opportunity). Additionally, with respect to any of the Company’s long-term incentive plans, Ms. Cochran’s target aggregate award value under such plans will be not less than 380% of her annual base salary (her 2021 target award value). Ms. Cochran will be eligible to participate in the benefit programs and will be entitled to an annual paid vacation commensurate with the Company’s established policy applicable to senior executive officers of the Company. Future adjustments to salary, annual bonus and long-term incentive awards to Ms. Cochran will be as recommended by the Compensation Committee and approved by the Board.
Under the Employment Agreement Ms. Cochran agrees to provide the Company with at least 12 months’ prior notice (or such shorter period as the Board may agree at its discretion) before exercising her right to retire. If she fails to provide such notice, any retirement will be treated as if she voluntarily quit the Company.
As described on pages 33 – 35 of this proxy statement, the Employment Agreement contains certain benefits and imposes certain obligations if the Employment Agreement is terminated without “cause” or “good reason” (as defined in the Employment Agreement) and contains certain rights in the event of a change in control of the Company.
Severance Plan and Management Retention Agreements
As described on page 35 of this proxy statement, our executive officers, including all of our Named Executive Officers, are parties to a Severance Agreement and a CIC Agreement which provide them with certain benefits and impose on them certain obligations in the event their employment is terminated without “cause” or “good reason” (as defined in these agreements), either in the normal course or following a change in control of the company, respectively. For the reasons described previously, we believe that these agreements are important tools in recruiting and retaining key executives and that the CIC Agreement appropriately aligns the interests of our executives and our shareholders in connection with an actual or potential change of control transaction.

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding equity awards held by the Named Executive Officers as of July 30, 2021.
	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)	Market Value Of Shares Of Stock That Have Not Vested ($)(11)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units Or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares, Units Or Other Rights That Have Not Vested ($)(11)
Sandra B. Cochran								19,448(1)	$2,648,429
								6,981(2)	$950,673
								6,431(3)	$875,774
						12,862(4)	$1,751,547
						6,981(5)	$950,673
						6,431(6)	$875,774
						19,448(7)	$2,648,429
P. Douglas Couvillion								1,234(1)	$168,046
								409(2)	$55,698
								408(3)	$55,561
						816(4)	$111,123
						409(5)	$55,698
						408(6)	$55,561
						1,234(7)	$168,046
Jennifer L. Tate								1,780(1)	$242,400
						1,780(7)	$242,400
						3,000(8)	$408,540
Richard M. Wolfson								2,403(1)	$327,241
								751(2)	$102,271
								794(3)	$108,127
						1,589(4)	$216,390
						751(5)	$102,271
						794(6)	$108,127
						2,403(7)	$327,241
						5,000(9)	$680,900
Michael T. Hackney								1,418(1)	$193,103
								413(2)	$56,242
						827(4)	$112,621
						413(6)	$56,242

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number Of Shares Or Units Of Stock That Have Not Vested (#)	Market Value Of Shares Of Stock That Have Not Vested ($)(11)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units Or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares, Units Or Other Rights That Have Not Vested ($)(11)
						1,418(7)	$193,103
						1,000(10)	$136,180
Jill M. Golder								0	$0
								0	$0
								0	$0
						0	$0
						0	$0
						0	$0
						0	$0
						0	$0

(1)
This award represents the 2021 LTPP Award. The 2021 LTPP Award has a two-year performance period, which ends on July 29, 2022. Actual awards will be distributable following the end of the performance period so long as the NEO remains employed by the Company on such date. The number of shares reflected assumes a target level of payout.

(2)
This award represents the 2020 Relative TSR Grant. This award will vest on September 15, 2022, so long as the NEO remains employed by the Company on such date.

(3)
This award reflects the 2019 Relative TSR Grant. This award vested on September 16, 2021.

(4)
This award reflects the 2020 LTPP Award. This award vested on September 16, 2021.

(5)
This award represents the 2019 Time-based RSU Grant. This award vested on September 25, 2021.

(6)
This award represents the 2020 Time-based RSU Grant. This award will cliff-vest on September 25, 2022, so long as the NEO remains employed by the Company on such date.

(7)
This award represents the 2021 Time-based RSU Grant. This award will cliff-vest on September 30, 2023, so long as the NEO remains employed by the Company on such date.

(8)
This is an RSA granted to Ms. Tate in connection with her joining the Company. The award will vest on August 31, 2023, so long as she remains employed by the Company on such date.

(9)
This is an RSA granted to Mr. Wolfson in connection with his assumption of additional executive duties in fiscal 2018. The award vested on September 25, 2021.

(10)
This is an RSA granted to Mr. Hackney in connection with his assumption of additional executive duties in fiscal 2019. The award will cliff-vest vest on January 14, 2022, so long as Mr. Hackney remains employed by the Company on such date.

(11)
The amounts disclosed in this column reflect the aggregate market value determined based on a per share price of $136.18, the closing price for our common stock as quoted on the Nasdaq Global Select Market on July 31, 2021.

Option Exercises and Stock Vested Table
The following table sets forth information for the Named Executive Officers regarding the number of shares acquired upon the vesting of restricted stock and the value realized, each before payment of any applicable withholding tax and broker commissions. No stock options were exercised by Named Executive Officers in 2021.
Name	Stock Awards
	Number of Shares Acquired On Vesting (#)	Value Realized on Vesting ($)(1)
Sandra B. Cochran	26,954	$3,302,666
P. Douglas Couvillion	1,554	$190,436
Jennifer L. Tate	0	$0
Richard M. Wolfson	2,619	$321,188
Michael T. Hackney	0	$0
Jill M. Golder	4,430	$543,160

(1)
Value is based on the closing price of a share of the Company’s common stock as quoted by the Nasdaq Global Select Market on the vesting date.

Equity Compensation Plan Information
The following table sets forth information with respect to our equity plans as of July 30, 2021.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	Options — 0
	Full Value — 129,605(1)	—	1,054,002
Equity compensation plans not approved by security holders	Options — 0	—	0
	Full Value — 0	—	—
Total	Options — 0	—	—
	Full Value — 129,605	—	1,054,002

(1)
Includes target awards under the 2021 and 2020 LTPP, and the 2020 and 2019 Relative TSR Grants, and representing a total of 63,429 shares of common stock. Actual share awards, if any, will be made at the end of the applicable performance period for each of these plans. Also includes all unvested Time-based RSU Grants and RSA awards to Company executives and members of the Board of Directors, representing a total of 66,176 shares of common stock.

Non-Qualified Deferred Compensation
We maintain a non-qualified deferred compensation plan for our executive officers and certain employees. The deferred compensation plan permits participants to voluntarily defer receipt of up to 50% of their compensation and up to 100% of their performance-based compensation. These deferrals are fully funded from deductions from the participants’ applicable payroll or bonus checks. Amounts deferred under the deferred compensation plan are payable in cash on the date or dates selected by the participant in accordance with the terms of the plan or on such other dates specified in the plan. Deferred amounts earn rates of return based on the performance of several investment alternatives selected by the participant. These investment alternatives mirror those available to all eligible employees under our 401(k) plan. We also provide a 25% match of the participants’ contributions up to 6% of their compensation (or, a maximum of 1.5% of their compensation). The following table provides additional information regarding the deferred compensation accounts for each Named Executive Officer, including the voluntary contributions made by the Named Executive Officers and by the Company to the non-qualified deferred compensation plan during 2021 and the aggregate deferred compensation balance as of the end of our year ended July 30, 2021. All amounts have been rounded to the nearest dollar, and any failure to sum in the last column is due to rounding.
Name	Aggregate Balance at Beginning FYE ($)	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)		Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Sandra B. Cochran	$2,228,489	$136,682	$30,103		$710,154	$0	$3,105,428
P. Douglas Couvillion	$1,856,408	$83,233	$4,557		$211,588	$0	$2,155,786
Jennifer L. Tate	$0	$0	$0		$0	$0	$0
Richard M. Wolfson	$114,946	$41,745	$3,917		$27,070	$0	$187,677
Michael T. Hackney	$238,535	$59,888	$3,842		$40,225	$0	$342,490
Jill M. Golder	$192,552	$33,381	$1,703	-$	177,162	$222,650	$273,124

(1)
Executive contributions are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns for 2021 in the Summary Compensation Table.

(2)
Company contributions are included in the “All Other Compensation” column for 2021 in the Summary Compensation Table.

(3)
The earnings reflected in this column represent investment earnings or losses from voluntary deferrals and Company contributions, as applicable, based on the results of the investment choices made by the Named Executive Officers. In the case of Ms. Golder, the number shown reflects the impact of distributions made to her following her separation from service. As noted above, the investment options available under the deferred compensation plan mirror the investment options that are available to all eligible employees in the 401(k) plan. Because the Named Executive Officers do not receive preferential or above-market rates of return under the deferred compensation plan, earnings under the deferred compensation plan are not included in the Summary Compensation table.

(4)
The following amounts from this column were reported in Summary Compensation Tables for prior fiscal years: Ms. Cochran, $1,622,320; Mr. Couvillion, $96,415; Mr. Wolfson, $100,368; Ms. Tate, $0; Mr. Hackney, $109,774; and Ms. Golder, $152,983. These amounts reflect actual amounts reported and do not include accumulated earnings.

Potential Payments Upon Termination or Change in Control
Our Named Executive Officers are entitled to certain benefits in the event their employment is terminated under specified circumstances. Circumstances which would trigger payments and/or other benefits to certain of our Named Executive Officers include death, disability, termination of employment by us without cause, termination by the Named Executive Officer for good reason or a change in control of the Company.
In order for a Named Executive Officer to receive the payment and benefits to which he or she is entitled pursuant to any applicable employment agreement or our severance policy, he or she must execute and deliver to us a release of claims against the Company in a form prescribed by the agreement itself. Named Executive Officers are subject to certain restrictive covenants (including, without limitation, non-competition, non-solicitation, non-disparagement and confidentiality covenants). In the event a Named Executive Officer breaches any applicable restrictive covenant, we have the contractual right to cease making any future payments or providing any other benefits to the Named Executive Officer and will consider pursuing legal and equitable remedies available to us under any applicable employment agreement and applicable law.

The following table sets forth payments and benefits that may be received by our Named Executive Officers under any existing employment agreement, equity grant agreements, plans or arrangements, whether written or unwritten, in the event of termination for specified reasons and/or a change in control of the Company. The following information has been prepared based on the assumption that the Named Executive Officer was terminated, or a change in control of the Company occurred, on July 30, 2021. The closing price for our common stock on July 30, 2021 was $136.18.
Name	Termination for Cause(1)	Death or Disability(1)(2)	Retirement(3)	Involuntary Termination (without cause or for good reason) before CIC(1)(2)	Involuntary Termination (without cause or for good reason) after CIC(1)(2)
Sandra B. Cochran	$0	$8,106,483	$12,484,548	$17,685,307	$20,272,807
P. Doug Couvillion	$0	$653,497	$0	$370,000	$2,227,950
Jennifer L. Tate	$0	$499,994	$0	$400,000	$2,350,130
Richard M. Wolfson	$0	$1,790,813	$0	$450,000	$3,901,040
Michael T. Hackney	$0	$718,437	$860,586	$425,000	$2,483,164
Jill M. Golder(4)	$0	$0	$0	$0	$0

(1)
With respect to Ms. Cochran, the applicable amounts are determined based on her employment agreement with us. With respect to the other Named Executive Officers, the applicable amounts are determined based on their respective Severance and CIC Agreements.

(2)
To the extent that the amounts reflected in this column include the value of any performance-based long term incentive awards that would receive accelerated or continued vesting at or following termination, such value has been calculated assuming a target level of achievement. To the extent that the amounts reflected in this column include the value of any health and welfare benefits or perquisites, (e.g., continued medical, dental, vision, life, or long-term disability insurance, financial planning, executive physicals, cell-phone reimbursement or subscription services) such value has been calculated (i) based on the amounts that were actually paid by, to or on behalf of the NEO for such benefits and perquisites in 2021 as reflected in the Summary Compensation Table; and (ii) are for the length of time that the Company is obliged to continue such benefits and perquisites pursuant to the terms of the underlying employment, severance and/or CIC Agreements as discussed in this proxy statement.

(3)
Of our NEOs, only Ms. Cochran and Mr. Hackney were retirement-eligible under Company policy at the end of 2021. The amount shown for Ms. Cochran assumes that her 2021 annual bonus was paid out at the target level of achievement and that all of her outstanding equity awards (and the associated dividend equivalent rights) were also achieved at target levels. Pursuant to the terms of her employment agreement, Ms. Cochran would only be entitled to receive such amount if she provided the Company with at least 12 months’ prior notice of her intention to retire.

(4)
Ms. Golder retired from her position prior to the end of fiscal 2021.

Director Compensation Table
The table below sets forth the 2021 compensation of non-employee directors, which is described in greater detail beginning on page 12 of this proxy statement. We have no non-equity incentive plan for non-employee directors and, during 2021, no director received an option award.
Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Option Awards	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(3)	Total
Carl Berquist	$105,500	$109,917		$1,782	$791	$217,991
Thomas Barr	$93,000	$109,917		$0	$1,709	$204,626
Meg Crofton	$93,000	$109,917		$0	$1,709	$204,626
Gilbert Dávila	$88,500	$109,917		$0	$1,656	$200,073
Richard Dobkin(4)	$28,247	$0		$449	$918	$29,614
Norm Johnson	$104,000	$109,917		$0	$1,709	$215,626
William McCarten	$135,755	$174,951		$0	$2,720	$313,426
Coleman Peterson	$100,500	$109,917		$1,153	$2,627	$214,197
Andrea Weiss	$104,000	$109,917		$17,024	$791	$231,732
Gisel Ruiz	$80,454	$130,041		$0	$954	$211,449
Darryl “Chip” Wade(5)	$23,625	$59,857		$0	$407	$83,889

(1)
The amounts disclosed in this column reflect the aggregate grant date fair value of the RSUs granted on November 19, 2020, calculated in accordance with ASC Topic 718. On November 19, 2020, in accordance with our director compensation policy described under “Board of Directors and Committees — Compensation of Directors,” each non-employee director, other than our independent Chairman, William W. McCarten, received a grant of shares of RSUs having a value approximately equal to $110,000, with the number of RSUs (rounded down to the nearest whole share) included in such grant to be determined based on the closing price of our common stock on November 19, 2020. Mr. McCarten received a grant of shares of RSUs having a value approximately equal to $175,000, with the number of RSUs (rounded down to the nearest whole share) included in such grant to be determined based on the closing price of our common stock on November 19, 2020. All awards vest in their entirety one year from the date of the grant. For information regarding the compensation cost of the awards and the assumptions used to calculate grant date fair value of the awards, see Note 10 to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for 2021.

(2)
At year-end, the aggregate number of outstanding RSU awards held by each non-employee director was as follows: Mr. Barr, 791 RSUs; Mr. Berquist, 791 RSUs; Ms. Crofton, 791 RSUs; Mr. Dávila, 791 RSUs, Mr. Johnson, 791 RSUs; Mr. McCarten, 1,259 RSUs; Mr. Peterson, 791 RSUs; Mr. Wade, 407 RSUs; and Ms. Weiss, 791 RSUs.

(3)
Reflects (i) matching of charitable donations of up to $1,000 paid to a charitable organization of the director’s choice pursuant to our Board of Directors matching grant program, and (ii) dividend equivalents accrued in respect of unvested RSUs held by a director during 2021. A portion of these dividend equivalents were settled in cash upon the vesting of RSUs that were granted in 2020. The remaining portion corresponds to dividend equivalents which were accrued on RSUs granted in 2021 and which will be settled in cash upon the vesting of such RSUs in 2022.

(4)
Mr. Dobkin did not stand for reelection last year and retired from the Board on November 18, 2020.

(5)
Mr. Wade was appointed to our Board on April 23, 2021.

Ms. Cochran, our President and Chief Executive Officer, was compensated pursuant to her employment agreement and certain benefit plans described under “Executive Compensation” above. She did not receive additional benefits as a result of her service on our Board of Directors.

Compensation Committee Interlocks and Insider Participation
During some or all of 2021, Messrs. Peterson, Barr, and Dávila and Ms. Crofton served as members of our Compensation Committee. None of the members of the Compensation Committee (1) was an officer or employee of the Company during 2021, (2) was formerly an officer of the Company, or (3) had any relationships requiring disclosure by us under applicable SEC regulations. None of our executive officers has served on the board of directors or on the compensation committee of any other entity any of whose executive officers served either on our Board of Directors or on our Compensation Committee.
CEO Pay Ratio
As required by Section 953(b) of the Dodd Frank Wall Street Reform and Consumer Protection Act, and Regulation 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Ms. Cochran, our President and Chief Executive Officer (“Pay Ratio Disclosure”).
For fiscal 2021:
•
the median of the annual total compensation of all employees of our Company (other than our Chief Executive Officer) represents a restaurant grill cook who worked approximately 24 hours per week over a 52 week fiscal year and was $14,843; and

•
the annual total compensation of our Chief Executive Officer, as reported in the “Summary Compensation Table,” was $7,581,052.

Based on this information, for 2021, our Chief Executive Officer’s annual total compensation was approximately 511 times that of the median of the annual total compensation of all other employees.
To identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of our median employee and our Chief Executive Officer, we took the following steps:
1.
The bulk of our employee population is comprised of restaurant employees who are paid hourly. Our restaurant employment opportunities provide significant flexibility to our employees, many of whom seek accommodating work schedules, supplemental income or social connection, although such flexible and part-time employment has the effect of lowering the annual total compensation for our median employee. We identified the median employee by examining the tax and payroll records of our entire employee population, excluding our Chief Executive Officer, as of June 15, 2021. Based on seasonal traffic patterns in our restaurants, we believe that, under normal circumstances, June is the month that is most representative of hours worked for the full year, occurring at a time when the summer travel season tends to drive increased traffic in our stores but not at a time that typically sees extraordinarily high traffic that would distort the calculation, such as the Thanksgiving holidays. Other than Ms. Cochran, all employees of the Company and its subsidiaries were considered in our identification of the median employee.

2.
To identify the median employee from our employee population, we compared the amount of gross wages (including reported tips) of our employees as reflected in our payroll records as reported to the Internal Revenue Service on Form W-2. No cost of living adjustments were made to determine the median employee. We did not make any assumptions, adjustments or estimates with respect to total cash compensation, nor did we annualize the compensation for any employees who were not employed by us for all of 2021. We believe the use of gross wages for all employees is a consistently applied compensation measure.

3.
We identified our median employee by using this compensation measure, which we consistently applied to all our employees included in the calculation. Based on this methodology, our median employee was identified as a restaurant grill cook in one of our restaurants who in 2021 was paid on an hourly basis and worked approximately 1,266 hours (or 24 hours per week over a 52 week fiscal year).

4.
After we had identified our median employee, we combined all of the elements of such employee’s compensation for 2021 in accordance with the requirements of Item 402(u)(2) of Regulation S-K, resulting in annual total compensation of $14,843.

5.
With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column for 2021 in the “Summary Compensation Table,” above.

We believe our pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules, based on our employment and payroll records and the methodology described above. The SEC rules governing pay ratio disclosure allow companies to apply numerous different methodologies, exclusions and reasonable assumptions, adjustments and estimates that reflect their compensation practices. For that reason, shareholders should use caution in attempting to use the pay ratio reported above as a basis for comparison with other companies, as they may have different employment and compensation practices and might use various methodologies, exclusions, assumptions, adjustments and estimates in calculating their own pay ratios. For similar reasons, our executive compensation process has not included an examination of our pay ratio. We have provided this pay ratio information for compliance purposes, and neither the Compensation Committee nor Company management have used the pay ratio measure to influence compensation actions or decisions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transactions
Our Board of Directors has assigned responsibility for reviewing related party transactions to the Audit Committee. The Audit Committee has adopted a written policy pursuant to which all transactions between us or our subsidiaries and any director or officer must be submitted to the Audit Committee for consideration prior to the consummation of the transaction. In addition, the directors are required annually to complete a detailed questionnaire that is designed to elicit disclosure of any potential related party relationships or transactions and to ensure that directors meet the applicable requirements established by Nasdaq and the SEC. The Audit Committee reports to our Board of Directors, for its review, on all related party transactions considered.
During 2021, there were no transactions or business relationships in which we were a participant and in which any of our executive officers, directors or director nominees had a material interest that would require disclosure under applicable SEC regulations, and no transactions requiring such disclosure are currently proposed.
Code of Ethics
The Company’s Code of Business Conduct and Ethics may be viewed on our website at www.crackerbarrel.com. With respect to conflicts of interest that may arise from time to time between us and any of our executive officers or directors, our Code of Business Conduct and Ethics states that if the alleged violation involves an executive officer or a director, the Audit Committee or the full Board of Directors, as appropriate, will determine whether a violation of the Code of Business Conduct and Ethics has occurred and, if so, will determine the disciplinary measures to be taken against that executive officer or director. The directors expect that each of them will disclose actual or potential conflicts of interest. Not less than annually, each director affirms the existence or absence of actual or potential conflicts, and that affirmation is reported to the Nominating and Corporate Governance Committee and to the Audit Committee.
The Company’s Financial Code of Ethics, which was formerly a separate policy, was consolidated into the Code of Business Conduct and Ethics and applies to our Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. Any amendments to, or a waiver from, a provision of the financial code of ethics section of our Code of Business Conduct and Ethics will be posted on our website.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of the outstanding shares of our common stock to file reports of ownership and changes in ownership with the SEC and Nasdaq. Based solely on our review of those reports and written representations from our executive officers and directors, the Company is aware of no late Section 16(a) filings other than a single group of seven late Form 4s reporting grants of restricted stock unit awards approved on September 23, 2020 for each of Sandra Cochran, Jill Golder, Michael Hackney, Jennifer Tate, Laura Daily, Richard Wolfson, and Douglas Couvillion. The Form 4s were filed three days late due to an administrative error.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth information for those who, as of September 17, 2021, were known by us to beneficially own more than 5% of our common stock. Percentage computations are based on 23,511,862 shares of our common stock outstanding as of September 17, 2021.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	2,883,966(1)	12.3%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	2,130,446(2)	9.1%
Sardar Biglari 17802 IH 10 West, Suite 400 San Antonio, Texas 78257	2,055,141(3)	8.7%
Susquehanna Securities, LLC 401 E. City Avenue, Suite 220 Bala Cynwyd, PA 19004	1,386,845(4)	5.9%
EARNEST Partners, LLC 1180 Peachtree Street NE, Suite 2300 Atlanta, Georgia 30309	1,279,327(5)	5.4%

(1)
Beneficial ownership information based solely on a Schedule 13G/A filed with the SEC on January 27, 2021 by BlackRock, Inc. BlackRock, Inc. reported sole voting power with respect to 2,806,708 shares and sole dispositive power with respect to 2,883,966 shares. Includes shares beneficially owned by Blackrock Life Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited. Blackrock Fund Advisors beneficially owns 5% or greater of the outstanding shares reported on the Schedule 13G.

(2)
Beneficial ownership information based solely on a Schedule 13G/A filed with the SEC on February 10, 2021 by The Vanguard Group, Inc. The Vanguard Group, Inc. reported sole voting power with respect to 0 shares, shared voting power with respect to 36,191 shares, sole dispositive power with respect to 2,075,898 shares and shared dispositive power with respect to 54,548 shares. Includes shares beneficially owned by Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia Ltd, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited, and Vanguard Investments UK, Limited.

(3)
Beneficial ownership information based solely on a Schedule 13D/A filed with the SEC on September 15, 2020 by Sardar Biglari, Biglari Capital Corp. and certain of its subsidiaries (“Biglari Capital”) and Biglari Holdings, Inc. and certain of its subsidiaries (“Biglari Holdings”). Mr. Biglari reported sole voting power and sole dispositive power with respect to 2,055,141 shares, Biglari Capital reported sole voting power and sole dispositive power with respect to 2,000,000 shares, and Biglari Holdings reported sole voting power and sole dispositive power with respect to 55,141 shares. By virtue of his relationships with Biglari Capital and Biglari Holdings, Mr. Biglari may be deemed to beneficially own the shares beneficially owned by these entities.

(4)
Beneficial ownership based solely on a Schedule 13G filed with the SEC on February 16, 2021, by

Susquehanna Securities, LLC (“Susquehanna”). Susquehanna reported sole voting and dispositive power with respect to 1,301,181 shares. Includes shares beneficially owned by Darby Financial Products (which reported sole voting and dispositive power with respect to 40,400 shares), G1 Execution Services, LLC (which reported sole voting and dispositive power with respect to 207 shares), Susquehanna Fundamental Investments, LLC (which reported sole voting and dispositive power with respect to 3,857 shares), and Susquehanna Investment Group (which reported sole voting and dispositive power with respect to 41,200 shares), each of which are affiliated independent broker-dealers and which may be deemed to be a group. Susquehanna disclaims beneficial ownership of shares owned directly by another reporting person.
(5)
Beneficial ownership based solely on a Schedule 13G filed with the SEC on February 16, 2021, by EARNEST Partners, LLC (“EARNEST”). EARNEST reported sole voting power with respect to 878,832 shares and sole dispositive power with respect to 1,279,327 shares.

Security Ownership of Management
The following table presents information regarding the number of shares of our common stock beneficially owned, as of September 17, 2021, including shares of restricted stock or RSUs exercisable by the named holders within 60 days of September 17, 2021, by each of our directors, each of our Named Executive Officers, and by our current directors and executive officers as a group. Unless otherwise noted, these persons have sole voting and investment power with respect to the shares indicated.
Name of Beneficial Owner	Shares Beneficially Owned(1)(2)	Percent Of Class
Thomas H. Barr	7,280	*
Carl T. Berquist	4,259	*
Sandra B. Cochran	144,812	*
P. Douglas Couvillion	5,145	*
Meg G. Crofton	2,268	*
Gilbert R. Dávila	376	*
Michael T. Hackney	3,270	*
Norman E. Johnson	6,936	*
William W. McCarten	8,739	*
Coleman H. Peterson	8,373	*
Gisel Ruiz	163	*
Jennifer L. Tate	0	*
Darryl L. Wade	0	*
Andrea M. Weiss	9,606	*
Richard M. Wolfson	9,654	*
All executive officers and directors as a group (19 persons)	223,123	*

*
Less than one percent.

(1)
The address for each listed director and officer is Cracker Barrel Old Country Store, Inc., c/o Corporate Secretary, 305 Hartmann Dr., Lebanon, TN 37087

(2)
Includes the following number of shares of restricted stock or RSUs exercisable by the named holders within 60 days of September 17, 2021, including shares that vested on September 25, 2021. The gross amount of shares is listed. Some of these shares will be sold to satisfy tax withholding requirements:

Name of Beneficial Owner	Number of Shares
Thomas H. Barr	0
Carl T. Berquist	0
Sandra B. Cochran	6,981
P. Douglas Couvillion	409
Meg G. Crofton	0
Gilbert R. Dávila	0
Michael T. Hackney	827
Norman E. Johnson	0
William W. McCarten	0
Coleman H. Peterson	0
Gisel Ruiz	0
Jennifer L. Tate	0
Darryl L. Wade	0
Andrea M. Weiss	0
Richard M. Wolfson	5,751
All executive officers and directors as a group (19 persons)	14,418
The shares described in this note are considered outstanding for the purpose of computing the percentage of outstanding Cracker Barrel common stock owned by each named individual and by the group. They are not considered outstanding for the purpose of computing the percentage ownership of any other person. The number of shares of common stock beneficially owned by each holder is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. The inclusion herein of such shares does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of such shares.

PROPOSAL 1: ELECTION OF DIRECTORS
Board Structure
Pursuant to our Charter, our Board of Directors must consist of at least five directors, but the exact number is set by a majority of the Board of Directors. The Board of Directors currently has set the size of the Board of Directors at eleven, but has determined to reduce this number to ten effective as of the Annual Meeting in light of Mr. Johnson not standing for re-election at the expiration of his current term. All of the remaining members of our Board of Directors are nominees for election to the Board.
Director Nominations and Qualifications
The Nominating and Corporate Governance Committee identifies, recruits and recommends to the Board only those candidates that the Nominating and Corporate Governance Committee believes are qualified to become Board members consistent with the criteria for selection of new directors adopted from time to time by the Board. We endeavor to have a Board of Directors representing diverse experience at policy-making levels in business, marketing, finance and other areas that are relevant to our business. In addition, the Nominating and Corporate Governance Committee desires to recommend candidates with the interpersonal skills and attributes that will foster a collaborative decision-making environment. The Nominating and Corporate Governance Committee recommends candidates, including those submitted by shareholders, only if the Nominating and Corporate Governance Committee believes that the candidate’s knowledge, experience and expertise would strengthen the Board of Directors and that the candidate is committed to representing the long-term interests of all of our shareholders. A majority of the Board of Directors must consist of independent directors (as defined by the Nasdaq Stock Market Rules and our Corporate Governance Guidelines).
The Nominating and Corporate Governance Committee assesses a candidate’s independence, background and experience, as well as the Board’s current needs in terms of director experience, skills and diversity. The Nominating and Corporate Governance Committee recommends appropriate candidates with the goal that the Board of Directors be comprised of qualified individuals with education and experience appropriate to guide the Company in meeting its legal, financial, operational and societal objectives. Individual directors and any person nominated to serve as a director should possess the highest moral integrity and should generally have had significant managerial experience in the form of being a current or former senior executive of a publicly traded or privately held company or similar business experience or training. With respect to incumbent directors selected for re-election, the Nominating and Corporate Governance Committee assesses each director’s contributions, attendance record at Board of Directors and applicable committee meetings and the suitability of continued service. Under our Corporate Governance Guidelines, no person may be considered for board membership if such person is: (i) an employee or director of a company in significant competition with the Company; (ii) an employee or director of a major, or potentially major, customer, supplier, contractor, counselor or consultant of the Company; (iii) a recent employee of the Company (other than a former Chief Executive Officer of the Company); or (iv) an executive officer of a company on whose board an employee of the Company serves.
Below we identify and describe the key experience, qualifications and skills our directors bring to the Board of Directors that are important in light of the Company’s business and structure. The directors’ experiences, qualifications and skills that the Nominating and Corporate Governance Committee considered in their nomination are (in part) included in their individual biographies.
•
Leadership Experience.    We believe that directors with experience in significant leadership positions over a long period of time, especially chief executive officer and president positions, provide the Company with strategic thinking and multiple perspectives. These people generally possess excellent leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management, the methods to promote change and growth and the ways to respond to changes in market conditions.

•
Financial Experience.    We believe that an understanding of finance and financial reporting processes is important for our directors. We measure our operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and auditing are critical to our success and developing shareholder confidence in our reporting processes that are required by the U.S. federal securities laws. Directors with financial experience are critical to ensuring effective oversight of our financial measures and processes; accordingly, we expect all of our directors to be financially literate.
•
Industry Experience.    As a company that relies upon the strength of our brand, we seek directors who are familiar with the restaurant and retail industries, have marketing and retail experience or who have brand-building expertise.

Diversity
In evaluating potential candidates for Board membership, the Nominating and Corporate Governance Committee considers, among other things, independence, character, ability to exercise sound judgment, diversity of age, gender, race and ethnic background and professional experience. The Board of Directors believes in a governing style that emphasizes respect for diversity in perspective and includes individuals from diverse backgrounds. The Board of Directors believes that diversity is important because varied points of view contribute to a more effective, engaged Board of Directors and better decision-making processes. For the Annual Meeting, the Board of Directors has nominated ten individuals who bring valuable diversity to the Board of Directors. Their collective experience covers a wide range of professional, geographic and industry backgrounds. These nominees range in age from 51 to 73. Six of these nominees are women or racially/ethnically diverse, and four of the eight members of our senior management (including our Chief Executive Officer) are women.
The table below provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).
Board Diversity Matrix (as of September 17, 2021)
Total Number of Directors 11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	7	0	0
Part II: Demographic Background
African American or Black	0	2	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	1	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	3	4	0	0
Two or More Races or Ethnicities	0	0	0	0
Did Not Disclose Demographic Data	0	0	0	0
Director Nominees
The nominees for our Board of Directors are: Thomas H. Barr, Carl T. Berquist, Sandra B. Cochran, Meg G. Crofton, Gilbert R. Dávila, William W. McCarten, Coleman H. Peterson, Gisel Ruiz, Darryl L. (“Chip”) Wade and Andrea M. Weiss. Ms. Cochran, our President and Chief Executive Officer, is the only nominee who holds a management position with the Company. All other nominees have been determined to be independent under the Nasdaq Stock Market Rules and our Corporate Governance Guidelines. If elected, each nominee would hold office until the 2022 Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. If a director nominee becomes unwilling or unable to serve, proxies may be voted for a substitute nominee designated by our Board of Directors. Each of the nominees has consented to being named in this proxy statement and has agreed to serve, if elected. There are no family relationships between any of the nominees or executive officers.

Thomas H. Barr, age 53, first became one of our directors in May 2012. Since February 2016, Mr. Barr has served as President of Sono Bello, a leader in elective cosmetic surgery, with over 50 locations nationwide. From January 2013 to July 2015, Mr. Barr served as an executive of Hailo Network Ltd., a privately owned London-based company that developed mobile applications for acquiring taxicab services. Mr. Barr’s roles with Hailo Network included serving as CEO and Global President, Co-CEO and Global President, Global Chief Operating Officer, Chief Operating Officer of Hailo Network USA and board member of Hailo Network. From 2005 to 2013, Mr. Barr served as Vice President at Starbucks Corporation (Nasdaq: SBUX) (“Starbucks”) and was a member of the Starbucks marketing and products team since 2000 with responsibility for Starbucks’ U.S. retail coffee business. During his approximately 12-year career with Starbucks, Mr. Barr led North American Marketing, U.S. Product Management and U.S. Food categories in senior executive roles, most recently as Vice President, Global Coffee. Since May 2015, Mr. Barr has served as a board member of Sheetz, Inc., a privately owned company that operates over 500 convenience store locations throughout the mid-Atlantic region of the United States, and serves as an advisor on several early-stage start-up companies, including Bellwether Coffee and Mill Hill Capital.
Director Qualifications:
•
Leadership Experience — currently President, Sono Bello LLC; former CEO and Global President, Hailo Network, and former President and Chief Operating Officer of Hailo Network USA; former Vice President, Global Coffee, at Starbucks; served in senior roles for Starbucks’ North American Marketing, U.S. Product Management, and U.S. Food categories.

•
Industry Experience — significant knowledge in our industry as a former senior officer of Starbucks and current board member of Sheetz, Inc., particularly in the areas of product and menu management, pricing decision-making and innovation of a company that successfully combined both coffee and retail shops under the same roof; multi-unit management experience in his role as President of Sono-Bello LLC.

Carl T. Berquist, age 70, first became one of our directors in January 2019. From 2009 to 2015, Mr. Berquist served as the Executive Vice President and Chief Financial Officer of Marriott International, Inc. (“Marriott”) Prior to serving as Chief Financial Officer of Marriott, Mr. Berquist was Marriott’s Executive Vice President, Financial Information and Enterprise Risk Management from 2003 until 2009. Mr. Berquist joined Marriott after a 28 year career with Arthur Andersen & Co. (“Arthur Andersen”), for which he served in a variety of leadership roles, including the firm’s Global Real Estate and Hospitality Industry Head. Mr. Berquist’s last position at Arthur Andersen was managing partner of the mid-Atlantic region, which included five offices from Philadelphia, Pennsylvania to Richmond, Virginia. Mr. Berquist previously served for 10 years on the Board of Directors of Hertz Global Holdings, Inc. (NYSE: HTZ) (“Hertz”) and presently serves on the board of directors of Beacon Roofing Supply, Inc. (Nasdaq: BECN).
Director Qualifications:
•
Leadership Experience — served as the Executive Vice President and Chief Financial Officer of Marriott; former Global Real Estate and Hospitality Industry Head of Arthur Andersen; former Managing Partner of the mid-Atlantic region for Arthur Andersen.

•
Financial Experience — Former Executive Vice President and Chief Financial Officer of Marriott and Managing Partner of the mid-Atlantic region for Arthur Andersen; extensive experience in public accounting; chair of Audit Committee for Beacon Roofing Supply, Inc.; former member of Audit, Compensation and Finance Committees for Hertz.

•
Industry Experience — significant knowledge of the hospitality industry as former Executive Vice President and Chief Financial Officer of Marriott, an iconic leader in the hospitality space. Deep knowledge regarding real estate and corporate transactions from his experience at Marriott and as the head of Arthur Andersen’s Global Real Estate and Hospitality Industry practice.

Sandra B. Cochran, age 63, has served as President and Chief Executive Officer of the Company since September 2011. From April 2009 until November 2010, Ms. Cochran served as Executive Vice President and Chief Financial Officer of the Company and was named President and Chief Operating Officer of the Company in November 2010. Ms. Cochran previously served from February 2004 until April 2009 as Chief

Executive Officer of Books-A-Million, Inc. (Nasdaq: BAMM) (“Books-A-Million”), a leading book retailer in the southeastern United States. Ms. Cochran currently serves on the board of directors of Lowe’s Companies, Inc. (NYSE: LOW) and previously served on the board of directors of Dollar General Corporation (NYSE: DG) from 2012 until May 2020.
Director Qualifications:
•
Leadership Experience — President and Chief Executive Officer of the Company; served as Chief Executive Officer of Books-A-Million; member of the board of directors of Lowe’s Companies, Inc. and former member of the board of directors of Dollar General Corporation.

•
Financial Experience — served as Chief Financial Officer of the Company; served as Chief Financial Officer of Books-A-Million; former member of the Audit Committee of the board of directors of Dollar General Corporation.

•
Industry Experience — various leadership positions at the Company since 2009.

Meg G. Crofton, age 67, first became one of our directors in July 2017. Ms. Crofton retired from The Walt Disney Company (NYSE: DIS) (“Disney”) in 2015, after a 35-year career with that company. From 2006 until 2013, she was President of Walt Disney World, the largest site in Disney’s Parks and Resorts division, and from 2011 until her retirement in 2015, she served as President of Disney’s Parks and Resorts Operations, U.S. and France. Since 2016, Ms. Crofton has served on the Board of Directors of Tupperware Brands Corporation (NYSE: TUP) (“Tupperware”) and currently serves as the chair of Tupperware’s nominating and corporate governance committee and on its compensation committee. Since March 2019, Ms. Crofton has served as a director of HCA Healthcare, Inc. (“HCA”) where she serves on HCA’s compensation committee as well as HCA’s patient safety and quality of care committee.
Director Qualifications:
•
Leadership Experience — As President of Walt Disney Parks and Resorts Operations, U.S. and France, Ms. Crofton was responsible for the operations of Disney’s theme parks and resorts in Florida, California and Paris, and the division’s global functional lines of business reported to her — including food and beverage, merchandise, hotel and park operations, facilities/maintenance, safety and security. Throughout her Disney career, Ms. Crofton held a wide range of executive positions in both operating and functional areas, as well as key leadership roles in the openings of many domestic and international properties.

•
Industry Experience — Ms. Crofton is a seasoned, well-respected executive who had direct responsibility for ensuring employee performance and satisfaction and the delight and well-being of tens of millions of guests of Disney parks and resorts in the United States and France, including in respect of foodservice and retail operations; she also serves as a director of Tupperware, an iconic consumer products company and HCA Healthcare, where patient and employee engagement are critical.

Gilbert R. Dávila, age 58, first became one of our directors in July 2020. Since 2010, Mr. Dávila has served as the President and Chief Executive Officer of DMI Consulting — a leading multicultural marketing, diversity & inclusion and strategy firm in the United States. Additionally, since 2012 he has served as a consultant partner for Hispania Direct, market services company. From 2003 until he founded DMI Consulting in 2010, Mr. Dávila served as the Vice President of Global Diversity and Multicultural Market Development at The Walt Disney Company. Prior to serving in his role at The Walt Disney Company, Mr. Dávila served as Vice President of Multicultural Management for Sears & Roebuck Company and Marketing Director Northeast Region for Coca-Cola USA. Mr. Dávila is also a member of the Association of National Advertisers (“ANA”), where he co-founded ANA’s Alliance for Inclusive and Multicultural Marketing (“AIMM”) and currently serves as a director.
•
Leadership Experience — as the founder and CEO of DMI Consulting, Mr. Dávila has led a number of corporations in marketing and business development efforts to reach multicultural audiences. His guidance and leadership has assisted agencies and companies capitalize on business opportunities in multicultural marketplaces and develop strategic growth platforms focused on some of the fastest growing populations and segments in the United States. Mr. Dávila also co-founded and managed the ANA’s AIMM, a division of the ANA comprised of industry leaders and over 160 top companies focused on evolving and enhancing the effectiveness and impact of multicultural and inclusive marketing in order to maximize business growth.
•
Industry Experience — Mr. Dávila is an expert in the fields of market segmentation, data management and digital marketing. He brings valuable consumer, marketing, brand management and diversity & inclusion experience to our Board of Directors based on 25 years of service as a marketing executive and multicultural market expert with Fortune 500 and media/entertainment companies, including Procter & Gamble, Coca-Cola USA, Sears & Roebuck and Company, and The Walt Disney Company.

William W. McCarten, age 72, first became one of our directors in August 2011. Since 2004, Mr. McCarten has served as Chairman of the board of directors of DiamondRock Hospitality Company (NYSE: DRH) (“DiamondRock”), a lodging-focused Real Estate Investment Trust he founded in 2004 and that went public in 2005. DiamondRock owns several high-quality hotels throughout the United States and has assets of approximately $3 billion. Mr. McCarten served as Chief Executive Officer of DiamondRock from its inception until September 2008. Mr. McCarten serves as a member of the board of directors of Marriott Vacations Worldwide Corporation (NYSE: VAC), a leader in the timeshare industry with a global portfolio of resorts in popular destinations. From 2001 through 2003, Mr. McCarten was President of the Marriott Services Group of Marriott International, Inc. (NYSE: MAR). Prior to that position, Mr. McCarten served as President and Chief Executive Officer of HMSHost Corporation. Mr. McCarten served in a number of senior financial positions at Marriott International, Inc. from 1979 through 1992 and was an accountant with Arthur Andersen & Co. from 1970 to 1979.
Director Qualifications:
•
Leadership Experience — Founder and Chairman of DiamondRock; member of the boards of directors of DiamondRock and Marriott Vacations Worldwide Corporation; former Chief Executive Officer of DiamondRock; former President of Marriott Services Group; former President and Chief Executive Officer of HMSHost Corporation.

•
Financial Experience — served as accountant with Arthur Andersen & Co.; served as Vice President and Corporate Controller of Marriott International, Inc.

•
Industry Experience — significant knowledge of our industry as Chief Executive Officer of a company that successfully combined both restaurants and retail shops under the same roof.

Coleman H. Peterson, age 73, first became one of our directors in June 2011. Mr. Peterson is President and Chief Executive Officer of Hollis Enterprises, LLC, the human resources consulting firm he founded in 2004 following his retirement from WalMart Inc. (NYSE: WMT), where he served as Chief People Officer from 1994 to 2004. Mr. Peterson served on the board of directors of J.B. Hunt Transport Services, Inc. (Nasdaq: JBHT) until April 2020 and as a director of Build-A-Bear Workshop, Inc. (NYSE: BBW) until 2018.
Director Qualifications:
•
Leadership Experience — Founder, President, and Chief Executive Officer of Hollis Enterprises, LLC; previously served as a member of the Nominating and Corporate Governance Committees of the board of directors of J.B. Hunt Transport Services, Inc. and of Build-A-Bear Workshop, Inc.; extensive executive compensation and succession planning expertise as the former Chairman of the Compensation Committees of both J.B. Hunt Transport Services, Inc. and Build-A-Bear Workshop, Inc.

•
Industry Experience — developed significant retail industry experience and knowledge as Chief People Officer for Wal-Mart Stores, Inc., where he had the distinction of being the chief human resources officer of the world’s largest private workforce.

Gisel Ruiz, age 51, first became one of our directors in September 2020. Ms. Ruiz held a number of senior executive positions within the Walmart Inc. (NYSE: WMT) organization during a career with the company that spanned over 26 years, most recently as Executive Vice President and Chief Operating Officer of Sam’s Club, a national chain of membership-only retail warehouse clubs, a role which she held from February 2017 to June 2019. Previously, From 2015 to 2017, Ms. Ruiz was the Executive Vice President of

International People for Walmart International. From 2012 until 2015, Ms. Ruiz served as the Executive Vice President and Chief Operating Officer of Walmart US. Ms. Ruiz served as Executive Vice President and Chief People Officer of Walmart US from 2010 until 2012. She also served for three years on the Board of Directors of Walmart de Mexico S.A. de C.V., and three years on the Board of Directors of Yihaodian, a Chinese business to consumer eCommerce website. Since May 2020, Ms. Ruiz has served as a director of Vital Farms, Inc. (Nasdaq: VITL), a Certified B Corporation that offers a range of ethically produced pasture-raised foods nationwide.
Director Qualifications:
•
Leadership Experience — Former Executive Vice President and Chief Operating Officer of Sam’s Club, Executive Vice President, International People of Walmart International and Executive Vice President and Chief Operating Officer of Walmart US; former member of the Board of Directors of Walmart de Mexico S.A. de C.V. and of the Board of Directors of Yihaodian; member of the Board of Directors of Vital Farms, Inc.

•
Industry Experience — over 25 years of experience in the retail industry at Walmart Inc., both in the U.S. and international business segments, from 1992 through February 2017, including executive roles from 2010 to February 2017. Responsible for food operations as Executive Vice President and Chief Operating Officer of Sam’s Club.

Darryl L. (“Chip”) Wade, age 58, became one of our directors in April 2021. Mr. Wade is the President & COO of Union Square Hospitality Group, LLC (USHG), the parent company of numerous award-winning and acclaimed restaurants such as Union Square Cafe, Gramercy Tavern, and The Modern, as well as a multifaceted catering and events and restaurant consulting business. Mr. Wade joined USHG in 2019 after having served as the EVP of Operations for Red Lobster Seafood Company, a position he held from 2012 to 2018, both while it was owned by Darden Restaurants, Inc. and after its divestiture to Golden Gate Capital. Mr. Wade also served as the Chief Operations Officer for Legal Sea Foods Restaurant Group from 2004 to 2006 and held several senior executive positions at Darden, including Senior Vice President of Smokey Bones BBQ and the Director of Revitalization for Olive Garden Restaurants. Mr. Wade began his career in 1985, as a manager for TGI Friday’s. In 1989, Mr. Wade was promoted as a general manager for TGIF in Boston, and spent the first 14 years of his career with TGIF and its parent, Carlson Restaurants Worldwide, including as Executive Director of Human Resources and Executive Director of Non-Traditional Development and Domestic Franchise Sales.
Director Qualifications:
•
Leadership Experience — led or participated in strategic planning processes for four distinctive restaurant brands. President & COO of USHG. Former Executive Vice President of Red Lobster, former Chief Operating Officer of Legal Sea Foods, and held other senior positions at Darden.

•
Industry Experience — over 36 years of experience in the restaurant industry, with deep knowledge of the casual dining industry. Responsible for human resources, restaurant development and operations in positions of increasing responsibility at Carlson Restaurants Worldwide, Darden, Red Lobster Seafood Company and USHG.

Andrea M. Weiss, age 66, first became one of our directors in 2003. Ms. Weiss has been the President and Chief Executive Officer of Retail Consulting, Inc., a retail consulting firm, since October 2002. Prior to that, Ms. Weiss served as President of dELiA*s Corp., a former multichannel retailer to teenage girls and young women, from May 2001 to October 2002. From May 1998 until February 2001, Ms. Weiss served as the Executive Vice President and Chief Store Officer of The Limited, Inc. and Intimate Brands, Inc., units of L Brands, Inc. (formerly Limited Brands, Inc.) (NYSE: LB), a women’s retailer. Ms. Weiss’ prior retail experience also includes positions at The Walt Disney Company (NYSE: DIS), ANN INC., formerly AnnTaylor Stores Corporation (NYSE: ANN), and Guess?, Inc. (NYSE: GES). In January 2014, Ms. Weiss co-founded The O Alliance, LLC, a digital and retail consulting network. Ms. Weiss advises a number of digital, technology and startup fashion technology firms as part of The O Alliance, LLC.
Ms. Weiss serves on the boards of directors of O’Reilly Automotive, Inc. (Nasdaq: ORLY) and Bed Bath & Beyond Inc. (Nasdaq: BBBY) and as a trustee of RPT Realty (NYSE: RPT), a real estate investment trust. She also serves on the boards of several private ventures and charitable, educational or public service organizations. She previously served on a number of public company boards in the retail space, including Chicos FAS (NYSE: CHS); Nutrisystem, Inc. (Nasdaq: NTRI); The Pep Boys  —  Manny, Moe & Jack (formerly NYSE: PBY), Brookstone, Inc. (formerly Nasdaq: BKST), GSI Commerce Inc. (formerly Nasdaq: GSIC), Ediets.com, Inc. (formerly Nasdaq: DIET), as well as the boards of various private companies and organizations.
Director Qualifications:
•
Leadership Experience — Founder of The O Alliance, LLC, President and Chief Executive Officer of Retail Consulting, Inc.; former President of dELiA*s Corp.; former Executive Vice President and Chief Store Officer of The Limited, Inc. and Intimate Brands, Inc., units of L Brands, Inc.; member of the boards of directors O’Reilly Automotive Inc., Bed Bath & Beyond Inc., and trustee of RPT Realty; former member of the boards of directors of various other public and private company boards of directors in the retail, e-commerce and consumer sector.

•
Industry Experience — over 30 years of experience in the retail and consumer sector with major retail brands, such as The Walt Disney Company, AnnTaylor Stores Corporation and Guess?, Inc.; member of the boards of directors of O’Reilly Automotive Inc. and Bed Bath & Beyond Inc.; former member of the boards of directors of various other public and private company boards of directors in the retail, e-commerce and consumer space.

Director Independence
In accordance with the Nasdaq Stock Market Rules, the Nominating and Corporate Governance Committee has evaluated each of our directors’ independence from the Company and its management based on Nasdaq’s definition of “independence.” In its review of each director’s independence, the Nominating and Corporate Governance Committee reviewed whether any transactions or relationships exist currently or, during the past three years existed, between each director and the Company and its subsidiaries, affiliates, equity investors or independent auditors. The Nominating and Corporate Governance Committee also examined whether there were any transactions or relationships between each director and members of the senior management of the Company or their affiliates. Based on the review by the Nominating and Corporate Governance Committee and Nasdaq’s definition of “independence,” the Nominating and Corporate Governance Committee has determined that all of our current Board members, with the exception of Ms. Cochran, and all of our director nominees other than Ms. Cochran, are independent in accordance with the Nasdaq Stock Market Rules and our Corporate Governance Guidelines, the latter of which are posted on our website at www.crackerbarrel.com.
Communications with the Board
Our Board of Directors provides a process for shareholders to send communications to the Board of Directors. All correspondence addressed to the Board of Directors or to one or more members of the Board of Directors should be sent: via mail, to Cracker Barrel Old Country Store, Inc., c/o Corporate Secretary, 305 Hartmann Drive, Lebanon, Tennessee 37087, or via e-mail, to corporate.secretary@crackerbarrel.com, or via fax, to (615) 443-9279, or website communication at http://investor.crackerbarrel.com.
All correspondence received by the Corporate Secretary will be promptly acknowledged and reviewed by the Corporate Secretary, who will determine whether the correspondence should be forwarded immediately to the Board of Directors as a whole or to any specific member or members of the Board of Directors or whether the correspondence should be presented to the Board of Directors at its next regular meeting. The Corporate Secretary will consult with the Chairman of the Nominating and Corporate Governance Committee if there is a question concerning the need for immediate review by the Board of Directors or by any specific member or members of the Board of Directors.
Attendance of Directors at 2021 Annual Meeting of Shareholders
Our Board of Directors has adopted a policy that requires all directors to attend our annual shareholder meeting unless attendance is not feasible owing to unavoidable circumstances, which this year may include the pandemic. All of our current Board members attended our 2020 Annual Meeting other than Mr. Wade who joined our Board in April 2021.

Director Nomination Process
The Nominating and Corporate Governance Committee of our Board of Directors is responsible for identifying and recommending to the Board all persons to be nominated to serve as a director of the Company. The Nominating and Corporate Governance Committee will consider director candidates timely submitted by our shareholders in accordance with the notice provisions as discussed below under “Shareholder Director Nominees.” The Nominating and Corporate Governance Committee applies the same criteria to the evaluation of shareholder-nominated director candidates as it applies to other director candidates. Our Board is responsible for nominating the slate of directors for the Annual Meeting, upon the Nominating and Corporate Governance Committee’s recommendation.
All director nominees are current directors. The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates that may come to its attention through current members of the Board of Directors, outside advisors, shareholders or other persons. From time to time, the Nominating and Corporate Governance Committee may retain one or more third-party search firms to assist with identifying potential candidates who meet the qualification and experience requirements described above and to compile information regarding each candidate’s qualifications, experience and independence. Any such third-party search firms report directly to the Nominating and Corporate Governance Committee.
Shareholder Director Nominees
The Nominating and Corporate Governance Committee will consider nominees to the Board recommended by shareholders if shareholders comply with the Company’s advance notice requirements. See “SHAREHOLDER PROPOSALS FOR 2022 ANNUAL MEETING” on page 76 of this proxy statement. The Company’s bylaws provide that a shareholder who wishes to nominate a person for election as a director at a meeting of shareholders must deliver written notice to the Secretary of the Company. Such notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information, including the name and address of the shareholder delivering the notice as it appears on the stock records of the Company, the number and class of shares held of record by such shareholder, information about derivative securities holdings of such shareholder, any arrangement or understanding pursuant to which such shareholder has a right to vote or has granted a right to vote any shares of the Company’s stock, whether such shareholder has a short interest in any of the Company’s securities, whether such shareholder is entitled to a fee based on the value of the Company’s securities, a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate such nominee, and a certification that such shareholder has complied with all applicable federal, state and other legal requirements in connection with such shareholder’s acquisition of the Company’s securities and such shareholder’s acts or omissions as a shareholder of the Company. The foregoing summary does not include all requirements a shareholder must satisfy in order to nominate a candidate for election to the Board of Directors. Shareholders of the Company who wish to recommend a nominee to the Board of Directors should read carefully the Company’s bylaws, which are available on the Investor Relations section of our website at www.crackerbarrel.com.
In order to be eligible to be a nominee for election as a director of the Company by a shareholder, such potential nominee must deliver to the Secretary of the Company a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Directors, and would be in compliance with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.
Shareholder nominations must be submitted in accordance with the deadlines set forth under the caption “SHAREHOLDER PROPOSALS FOR 2022 ANNUAL MEETING” on page 76 of this proxy statement. Shareholder nominations should be sent to Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087, Attention: Corporate Secretary.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE BOARD’S NOMINEES FOR DIRECTOR.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
We are providing our shareholders with the opportunity to cast an advisory, non-binding vote on the executive compensation of our Named Executive Officers (“executive compensation”) as required by Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). In light of shareholder approval at the Company’s 2017 Annual Meeting to hold an advisory vote on the compensation of the Company’s named executive officers every year, the Board of Directors determined to hold an advisory vote on the compensation of the Company’s named executive officers every year. While the vote on this proposal is advisory and non-binding, the Compensation Committee, which is responsible for designing and administering our executive compensation program, highly values the opinions of our shareholders. We will consider the vote of our shareholders when making compensation decisions for the Named Executive Officers in the future.
We have described the compensation of the Named Executive Officers under the sections “Executive Compensation — Compensation Discussion and Analysis” and “Executive Compensation — Compensation Tables and Information” of this proxy statement. We have a strong “pay for performance” philosophy for our executive compensation program, which is designed to reward executive officers for maximizing our success, as determined by our performance relative to our financial and operational goals. We seek to reward our executives for both near-term and sustained longer-term financial and operating performance as well as leadership excellence. Compensation opportunities are intended to align the economic interests of executives with those of our shareholders and encourage executives to remain with the Company for long and productive careers.
The Compensation Committee reviews on an ongoing basis the compensation programs for the Named Executive Officers to ensure that such programs achieve the desired goals of enhancing the long-term total return to our shareholders and building a better company by implementing compensation programs that reward both company-wide and individual performance, aligning our executives’ interests with those of our shareholders and allowing us to attract and retain talented executives. For additional information regarding our executive compensation, including our 2021 executive compensation decisions, please see “Executive Compensation — Compensation Discussion and Analysis” beginning on page 14 of this proxy statement.
In light of the foregoing considerations, we are asking our shareholders to indicate their approval, on an advisory basis, of the compensation of the Named Executive Officers as disclosed in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2021 Summary Compensation Table and the other related tables and disclosure.”
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RESOLUTION TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3: APPROVAL OF THE SHAREHOLDER RIGHTS PLAN
Introduction
On April 9, 2021, the Board of Directors adopted a shareholder rights plan (the “Rights Plan”) and declared a dividend distribution of preferred share purchase rights (the “Rights”) to shareholders of record on April 19, 2021. The Board of Directors is submitting the Rights Plan to the shareholders for approval at the Annual Meeting. If shareholders approve the Rights Plan at the Annual Meeting, the Rights Plan will expire on April 9, 2024. If shareholders do not approve the Rights Agreement, it will expire immediately following certification of the vote at the Annual Meeting.
The Rights Plan is intended to replace the Company’s previous rights plan adopted and approved by the Company’s shareholders in 2018 (the “2018 Plan”), which replaced the Company’s rights plan adopted and approved by the Company’s shareholders in 2015, which in turn replaced the Company’s rights plan adopted and approved by the Company’s shareholders in 2012.
In 2011, Biglari filed the initial Schedule 13D with the SEC reporting beneficial ownership by various Biglari affiliates of approximately 9.7% of the Company’s outstanding common stock. Since 2011, Biglari increased its ownership in the Company to approximately 19.9% of the outstanding shares, just below the triggering threshold put in place by the rights plan then in effect, until 2018, when Biglari disclosed its first sales of Company common stock since acquiring its ownership position. Biglari currently owns approximately 8.7% of the Company’s outstanding common stock. Since its initial Schedule 13D filing, Biglari has waged five proxy contests, including one at our 2020 Annual Meeting. Each of Biglari’s five proxy contests were soundly rejected by shareholders by increasingly large margins and leading shareholder advisory services. Accordingly, the Board of Directors has adopted the Rights Plan in response to the persistent threat that Biglari and/or another third party could, singly or working together as a group, accumulate a substantial, and potentially controlling, position in the Company through market purchases that do not reflect a customary control premium offered to all shareholders.
In general terms, the Rights Plan implements substantially the same features and protective measures of the 2018 Plan (except as noted below), imposing significant dilution upon any person or group that acquires 20% or more of the outstanding common stock of the Company without the approval of the Board of Directors. The Rights may be redeemed by the Board of Directors for one cent per Right prior to a person or group accumulating 20% or more of the Company’s outstanding common stock. Like the 2018 Plan, the Rights Plan includes an exception for certain “qualifying offers” that would not cause the Rights to become exercisable.
However, in response to feedback from certain proxy advisory services issued in 2018, the qualifying offer exception in the Rights Plan, as presented and previously approved by the Board of Directors, is even broader than the one included in the 2018 Plan. A “qualifying offer” now includes not only any all-cash, fully financed tender offer but also any exchange offer of the common stock of the offeror meeting certain terms and conditions further described below (as well as any a combination of cash and stock meeting the conditions set forth in the Rights Plan for both types of offers), in any case with such offer being made in respect of all outstanding shares of our common stock and held open for at least 60 business days. This qualifying offer exception is designed to allow for bona fide offers of cash and/or common stock while still ensuring that all of our shareholders receive fair and equal treatment in the event of any proposed takeover of the Company and guarding against abusive tactics to gain control of the Company without paying all shareholders a premium for that control.
Adoption of the Rights Plan does not weaken the financial strength of the Company or affect its business plans. Issuance of the Rights:
•
has no dilutive effect on the value of the Company’s common stock,

•
will not affect reported earnings per share,

•
is not taxable to the Company or to you, and

•
will not change how you can trade the Company’s shares.

The Rights will be exercisable only if and when a situation arises that the Rights were intended to address.
The Rights Plan is designed to protect our shareholders from unfair, abusive or coercive takeover strategies, including the acquisition of control of the Company by a bidder in a transaction or series of transactions that does not treat all shareholders equally or fairly or provide all shareholders an equal opportunity to share in the premium paid on an acquisition of corporate control. The Rights Plan is not intended to prevent a takeover or deter fair offers for securities of the Company that deliver value to all shareholders on an equal basis. To the contrary, it is designed to encourage anyone seeking to acquire the Company to negotiate with the Board of Directors prior to attempting a takeover. This should enable all shareholders to fully realize the value of their investment in our Company. We believe the characteristics of the Rights Plan are “shareholder friendly”:
•
The Rights Plan is focused on preventing creeping acquisitions above 20% that do not result in a premium being paid to all shareholders and would not deter a non-coercive cash offer or exchange offer of the common stock of the offeror (or any combination of cash and common stock meeting the conditions set forth in the Rights Plan for both types of offers) for all shares;

•
If shareholders do not approve the Rights Plan at the Annual Meeting, the Rights Plan expires immediately following the certification of the vote at the Annual Meeting; and

•
If shareholders approve the Rights Plan, the Rights will expire on April 9, 2024.

The Board of Directors authorized and declared a dividend of one Right for each share of the Company’s common stock outstanding at the close of business on April 19, 2021, and thereafter issued (and will continue to issue, as long as the Rights Plan is in effect) a Right with each new share of common stock. In general terms, the Rights impose significant economic and voting dilution upon any person or group that acquires beneficial ownership of 20% or more of our outstanding common stock without the prior approval of the Board of Directors. Shareholders who beneficially own 20% or more of our outstanding common stock as of April 9, 2021, the date of the adoption of the Rights Plan, are exempted from the ownership threshold requirement so long as such shareholders’ beneficial ownership of the Company’s common stock does not increase.
The Rights are issued pursuant to the Rights Plan. The following is a summary of the principal terms of the Rights Plan. The following summary is a general description only and is qualified in its entirety by the full text of the Rights Plan, which appears as Annex A to this proxy statement.
Summary of the Rights Plan
The Rights
Currently, the Rights trade with, and are inseparable from, the Company’s common stock. The Rights are evidenced by the same stock certificates as the common stock (or, in the case of uncertificated shares of common stock, the same book-entry account that evidences record ownership of such shares) and not by separate Rights certificates. Rights will accompany all new shares of common stock the Company may issue in the future, as long as the Rights Plan remains in effect.
Each Right will allow its holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (a “Preferred Share”) for $600, once the Rights become exercisable. This portion of a Preferred Share will give the shareholder approximately the same dividend and liquidation rights as would one share of our common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.
Exercisability
The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 20% or more of our outstanding common stock.

Certain synthetic interests in securities created by derivative positions — whether or not such interests are considered to be ownership of the underlying common stock or are reportable for purposes of Regulation 13D of the Exchange Act — are treated as beneficial ownership of the number of shares of our common stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of our common stock are directly or indirectly held by counterparties to the derivatives contracts. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Plan are excepted from such imputed beneficial ownership.
The date when the Rights become exercisable is the “Distribution Date.” Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of our common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person are void and may not be exercised.
Consequences of a Person or Group Becoming an Acquiring Person
•
Flip In.   If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $600, purchase shares of our common stock with a market value of $1,200 based on the market price of the common stock prior to such acquisition.

•
Flip Over.   If our Company is later acquired in a merger or similar transaction after the Distribution Date, all holders of Rights except the Acquiring Person may, for $600, purchase shares of the acquiring corporation with a market value of $1,200 based on the market price of the acquiring corporation’s stock prior to such transaction.

•
Notional Shares.   Shares held by affiliates and associates of an Acquiring Person, and notional shares held by counterparties to a derivatives contract with an Acquiring Person, will be deemed to be beneficially owned by the Acquiring Person.

Preferred Share Provisions
Each one one-hundredth of a Preferred Share, if issued:
•
will not be redeemable;

•
will entitle its holders to quarterly dividend payments of $0.01, or an amount equal to the dividend paid on one share of common stock, whichever is greater;

•
will entitle its holders upon liquidation either to receive $1.00 or an amount equal to the payment made on one share of common stock, whichever is greater;

•
will have the same voting power as one share of common stock; and

•
if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-hundredth interest in a Preferred Share should approximate the value of one share of common stock.
Expiration
The Rights will expire no later than April 9, 2024, but will expire immediately following certification of the vote at the Annual Meeting if the Rights Plan is not approved by shareholders.
Redemption
Our Board of Directors may redeem the Rights for $0.01 per Right at any time before any person or group becomes an Acquiring Person. If our Board of Directors redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.01 per Right. The redemption price will be adjusted if we have a stock split or issue stock dividends on our common stock.

Qualifying Offer Provision
The Rights would also not interfere with any all-cash, fully financed tender offer, exchange offer of common stock of the offeror meeting certain terms and conditions further described below, or a combination thereof, in each case for all shares of our common stock, remaining open for a minimum of 60 business days, and subject to a minimum condition of acceptance by a majority of the outstanding shares of our common stock and providing for a 20-business day “subsequent offering period” after consummation (such offers are referred to as “qualifying offers”). If an offer includes shares of common stock of the offeror, the Rights would not interfere with such offer if such consideration consists solely of freely-tradeable common stock of a publicly-owned United States corporation; such common stock is listed or admitted to trading on the New York Stock Exchange, Nasdaq Global Select Market or Nasdaq Global Market; the offeror has already received stockholder approval to issue such common stock prior to the commencement of such offer or no such approval is or will be required; the offeror has no other class of voting stock outstanding; no person (including such person’s affiliated and associated persons) beneficially owns twenty percent (20%) or more of the shares of common stock of the offeror then outstanding at the time of commencement of the offer or at any time during the term of the offer; and the offeror meets the registrant eligibility requirements for use of a registration statement on Form S-3 for registering securities under the Securities Act of 1933, as amended, including the filing of all reports required to be filed pursuant to the Exchange Act in a timely manner during the twelve (12) calendar months prior to the date of commencement, and throughout the term, of such offer. In the event the Company receives a qualifying offer and the Board of Directors has not redeemed the Rights prior to the consummation of such offer, the consummation of the qualifying offer will not cause the offeror or its affiliates or associates to become an Acquiring Person, and the Rights will immediately expire upon consummation of the qualifying offer.
Exchange
After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board of Directors may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.
Anti-Dilution Provisions
Our Board of Directors may adjust the purchase price of the Preferred Share, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Preferred Shares or our common stock. No adjustments to the exercise price of less than 1% will be made.
Amendments
The terms of the Rights Plan may be amended by our Board of Directors without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, our Board of Directors may not amend the Rights Plan in a way that adversely affects holders of the Rights.
Board Recommendation
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE SHAREHOLDER RIGHTS PLAN.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has retained Deloitte & Touche LLP as our independent registered public accounting firm for 2022. Deloitte & Touche LLP has served as our independent registered public accounting firm since 1972.
Representatives of Deloitte & Touche LLP have been requested to attend the Annual Meeting. These representatives will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
If shareholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will consider any failure to ratify the appointment of Deloitte & Touche LLP but in its discretion may still direct the appointment of Deloitte & Touche LLP. Also, if the ratification of the appointment of Deloitte & Touche LLP is approved, the Audit Committee in its discretion may still direct the appointment of a different independent registered public accounting firm at any time and without shareholder approval if the Audit Committee believes that such a change would be in our best interest and the best interest of our shareholders.
Board Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022.
FEES PAID TO AUDITORS
The following table sets forth certain fees billed to us by Deloitte & Touche LLP in connection with various services provided to us throughout 2021 and 2020.
Service	Aggregate Fees Billed for FY 2021	Aggregate Fees Billed for FY 2020
Audit Fees(1)	$1,148,267	$1,065,120
Audit-Related Fees	$0	$0
Tax Fees(2)	$239,800	$340,200
All Other Fees(3)	$1,895	$1,895
Total Fees	$1,389,962	$1,407,215

(1)
Represents aggregate fees for professional services rendered for: the audit of our consolidated financial statements contained in our Annual Reports on Form 10-K for 2021 and 2020; review of our condensed consolidated financial statements contained in our Quarterly Reports on Form 10-Q for 2021 and 2020; attestation report related to internal control over financial reporting for 2021 and 2020; additional audit matters unique to specific transactions or events in 2021 and 2020, including financing transactions, investing activities and/or new accounting standards.

(2)
Tax fees consist of professional services for tax compliance, tax advice and tax planning in 2021 and 2020.

(3)
Represents aggregate expenses for licenses to access a financial accounting technical database in 2021 and 2020.

AUDIT COMMITTEE REPORT
The Audit Committee is responsible for providing independent, objective oversight and review of the Company’s accounting functions and internal controls and has primary oversight responsibility for the Company’s risk management program. The Audit Committee’s functions are described in greater detail on pages 8 – 9 of this proxy statement. Among other things, the Audit Committee recommends to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K.
The Audit Committee is comprised of four directors, all of whom are independent as determined in accordance with the Nasdaq Stock Market Rules and our Corporate Governance Guidelines. Each member of the Audit Committee is also independent within the meaning of Rule 10A-3 under the Exchange Act. The Board of Directors has determined that all members of the Audit Committee other than Gisel Ruiz satisfy the attributes of an audit committee financial expert, as defined by SEC regulations.
In connection with recommending that the Company’s audited financial statements be included in its Annual Report on Form 10-K, the Audit Committee took the following steps:
•
The Audit Committee discussed with the Company’s independent registered public accounting firm their judgment as to the quality, not just the acceptability, of the Company’s accounting policies and principles and such other matters as are required to be discussed under generally accepted auditing standards, including information concerning the scope and result of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

•
Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, on a consistent basis, and the Audit Committee reviewed and discussed the quarterly and annual earnings press releases and consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

•
The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. The Audit Committee also considered whether the independent registered public accounting firm provided non-audit services to the Company and, if so, whether the provision is compatible with maintaining the independent registered public accounting firm’s independence. This discussion and disclosure informed the Audit Committee of the independent registered public accounting firm’s independence and assisted the Audit Committee in evaluating that independence. The Audit Committee concluded that the independent registered public accounting firm is independent from the Company and its management.

•
The Audit Committee reviewed and discussed, with the Company’s management and independent registered public accounting firm, the independent registered public accounting firm reports, the Company’s audited consolidated balance sheets as of July 30, 2021 and July 31, 2020 and the related consolidated statements of operations, shareholders’ equity and cash flows for each of the years in the three-year period ended July 30, 2021, including associated footnotes and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•
The Audit Committee reviewed and discussed CEO and CFO certifications concerning the Company’s Annual Report on Form 10-K.

Based on the discussions with the Company’s independent registered public accounting firm concerning the audit, the independence discussions, the financial statement quarterly reviews, and additional matters deemed relevant and appropriate by the Audit Committee, including internal audit activities, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K.

In order to ensure that the Company’s independent registered public accounting firm is engaged only to provide audit and non-audit services that are compatible with maintaining independence as defined by applicable laws and regulations, the Audit Committee requires that all services provided and fees charged by the independent registered public accounting firm be pre-approved by the Audit Committee. The authority to grant any pre-approval sought by the Audit Committee during the time period between regularly scheduled Audit Committee meetings is delegated to the Chairman of the Audit Committee. All of the services described above under the caption “FEES PAID TO AUDITORS” were pre-approved by the Audit Committee.
This report has been submitted by the members of the Audit Committee:
Carl T. Berquist, Chairman
Norman E. Johnson
Gisel Ruiz
Andrea M. Weiss
This Audit Committee report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing made by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference therein.

PROPOSAL 5: SHAREHOLDER PROPOSAL
The Company received from The Humane Society of the United States (“HSUS”) the following shareholder proposal (the “HSUS Proposal”) for action at the Annual Meeting. We will promptly provide HSUS’s address, and, to our knowledge, share ownership upon a shareholder’s written request to the Corporate Secretary at Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087. The following text of the HSUS Proposal and supporting statement appears exactly as received by the Company. All statements contained in the HSUS Proposal are the sole responsibility of HSUS:

Shareholder Proposal Regarding Virtual Meetings
Resolved:   Shareholders ask that Cracker Barrel develop and adopt a policy, and amend its governing documents as necessary, to ensure that moving forward, its annual and special shareholder meetings will be held either in whole or in part through virtual means (i.e., webinar or other on-line system) and that virtual attendance be allowed. This policy should be formally adopted within six months of the 2021 annual meeting and take effect immediately thereafter.
Supporting Statement:
The COVID-19 pandemic has highlighted for many companies the need to ensure continuity of business operations through virtual or remote means. Countless employees have been expected (or even required) to work remotely. Business travel has been dramatically curtailed as the U.S. Centers for Disease Control and Prevention (CDC) has issued health and safety warnings related to air travel. And meetings of all types have been held virtually in greater numbers than ever before.
For example, just a few of the major companies which have held their annual shareholder meetings via virtual webcast include: Walmart, Amazon, ExxonMobil, McDonald’s, Facebook, KraftHeinz, Kroger and Apple.
Yet under its current by-laws, the company may choose to only hold its annual and special shareholder meetings in-person, requiring attendance to be physical, even in circumstances where the CDC recommends against, or when unexpected conditions prevent, travel.
To put it simply, this is unfair and unnecessary: it increases the health risks for any shareholder who may wish to present a proposal, ask a question, or even just attend such a meeting; for company executives and other employees who may be required to attend; for board members; and for support staff at meeting venues.
It also likely deters attendance by forcing shareholders to choose between protecting their health or risking illness in order to exercise their basic shareholder rights. The advantages of virtual meetings are significant: they add convenience and reduce time and expenses for shareholders, management, and board members; and they promote wider engagement between the company and shareholders.
Further, virtual meetings contribute to various company social and sustainability policies. They further an inclusive company culture by enabling all shareholders an equal opportunity to participate in annual meetings, regardless of financial, physical, or other barriers. And removing the necessity of all shareholders to travel would provide an environmental benefit to the company’s ESG practices.
The COVID-19 pandemic has fundamentally changed the way companies think about and hold meetings and this proposal simply asks that Cracker Barrel change with the times. In addition to the business advantages virtual meetings provide, it is fundamental that shareholders should be allowed to attend meetings and exercise their rights without putting themselves and others at increased risk. And corporate executives and employees, as well as board members, should be allowed to do the same. For this reason, you are encouraged to vote FOR this proposal.

Company Response to Shareholder Proposal
The Board of Directors has considered this shareholder proposal and recommends that shareholders vote AGAINST it.
Tennessee law (TCA §48-17-109) allows virtual meetings (i.e., “virtual-only” and “hybrid” meetings) unless prohibited by the charter or bylaws. Neither the Company’s charter nor its bylaws contain any prohibition on virtual meetings. Rather, the bylaws grant discretion to the Company’s Board of Directors to determine the time, place, and manner of conducting our shareholder meetings. We believe the Board of Directors should continue to have this discretion, which allows the Board of Directors, as the decision-making body in the best position to evaluate all the factors entailed in making such decisions, to adjust meeting procedures to adapt to changing environments and shifting attitudes towards corporate governance. By mandating virtual meetings, the HSUS Proposal would foreclose the ability of the Board to select procedures for our meetings that, in the informed judgment of our Board, strike the best balance among important factors such as the ability of our shareholders to participate and provide feedback through our shareholder meetings and other channels; the financial costs, time and attention to preparation, and use of other corporate resources entailed in a particular meeting format; the safety of our shareholders, Board members and employees; the best use of our resources and facilities; and clarity and consistency in our procedures, in determining the best way to conduct our shareholder meetings each year. In short, our Board currently has the ability to conduct our shareholder meetings virtually if the Board believes it to be in the best interests of our shareholders in any given year. We do not believe those interests are well-served by tying our Board’s hands and eliminating our directors’ well-informed discretion in such matters as proposed.
In addition, HSUS argues that requiring us to make virtual attendance available for all shareholder meetings would “reduce time and expenses for shareholders, management, and board members.” We disagree. While virtual meetings may be less costly for an individual shareholder, they can be significantly more expensive and difficult to manage for the Company than in-person meetings, requiring us to invest in new technology and systems, hire additional vendors that specialize in hosting online meetings, and develop new internal processes and procedures for conducting the meetings, verifying the online identity of shareholders, ensuring virtual security of the proceedings, and protecting against glitches and disruptions. All of these costs would be borne by the Company and, ultimately, by all of our shareholders. We believe our Board is best positioned to weigh all of these and the other costs of virtual meetings against the benefits in any given year.
While we believe the proposal is both unnecessary and contrary to the best interests of our shareholders, we believe that it was made in good faith, and we invite and welcome continued input from, and engagement with, our shareholders. Our Board will take the results of the vote into consideration, together with any other input from our shareholders and other relevant factors, as well as our Board of Directors’ fiduciary obligations to act in the best interests of the Company and its shareholders, in making any decision regarding the procedures under which to conduct future shareholder meetings.
Board Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

SHAREHOLDER PROPOSALS FOR 2022 ANNUAL MEETING
If you wish to submit a proposal to be included in our proxy statement for our 2022 Annual Meeting of Shareholders, proposals must be submitted by eligible shareholders who have complied with the relevant regulations of the SEC and must be received no later than June 3, 2022. Shareholder proposals should be mailed to Corporate Secretary, Cracker Barrel Old Country Store, Inc., 305 Hartmann Drive, Lebanon, Tennessee 37087.
In addition, the Company’s bylaws contain an advance notice provision requiring that, if a shareholder wants to present a proposal (including a nomination) at our 2022 Annual Meeting of Shareholders (whether or not to be included in the proxy statement), the shareholder must provide timely written notice thereof to the Secretary of the Company. In order to be timely, the notice must be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the Annual Meeting. The Company’s bylaws set forth detailed information that must be submitted with any shareholder proposal. In the event that the date of the 2022 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, however, notice by the shareholder must be delivered not earlier than the close of business on the 120th day prior to the date of the 2022 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the 2022 Annual Meeting (or, if the first public announcement of the date of the 2022 Annual Meeting is less than 100 days prior to the date of such Annual Meeting, the 10th day following the date on which public announcement of the date of the 2022 Annual Meeting is first made by the Company). In the event that a shareholder proposal intended to be presented for action at an Annual Meeting is not received timely, then the persons designated as proxies in the proxies solicited by the Board of Directors in connection with that Annual Meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for that Annual Meeting.
ANNUAL REPORT AND FINANCIAL INFORMATION
A copy of our Annual Report on Form 10-K, and a list of all its exhibits, will be supplied without charge to any shareholder upon written request sent to our principal executive offices: Cracker Barrel Old Country Store, Inc., Attention: Investor Relations, 305 Hartmann Drive, Lebanon, Tennessee 37087. Exhibits to the Form 10-K are available for a reasonable fee. You may also view our Annual Report on Form 10-K and its exhibits on-line at the SEC website at www.sec.gov, or via our website at www.crackerbarrel.com.
OTHER BUSINESS
We are not aware of any other matters to be brought before the Annual Meeting. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to those matters in accordance with their best judgment.

Annex A
EXECUTION VERSION

CRACKER BARREL OLD
COUNTRY STORE, INC.
and
AMERICAN STOCK
TRANSFER & TRUST
COMPANY, LLC
Rights Agreement
Dated as of April 9, 2021

Agreement, dated as of April 9, 2021, between CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability trust company, as rights agent (the “Rights Agent”). This Agreement shall be effective as of the Effective Time.
The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding on April 19, 2021 (the “Record Date”), each Right representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).
Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.   Definitions.   For purposes of this Agreement, the following terms have the meanings indicated:
(a)   “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan; provided, however, that no Person who Beneficially Owns, as of the time of the public announcement of this Agreement, 20% or more of the Common Shares of the Company then outstanding shall become an Acquiring Person unless such Person shall, after the time of the public announcement of this Agreement, increase its Beneficial Ownership of the then outstanding Common Shares (other than as a result of an acquisition of Common Shares by the Company) to an amount equal to or greater than the greater of (x) 20% or (y) the sum of (i) the lowest Beneficial Ownership of such Person as a percentage of the outstanding Common Shares as of any time from and after the public announcement of this Agreement plus (ii) 0.001%. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company which, by reducing the number of Common Shares of the Company outstanding, increases the proportionate number of Common Shares of the Company Beneficially Owned by such Person to 20% or more of the Common Shares of the Company then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 20% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after the public announcement of such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement. Notwithstanding the foregoing, if a bona fide swaps dealer who would otherwise be an “Acquiring Person” has become so as a result of its actions in the ordinary course of its business that the Board of Directors of the Company determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board of Directors shall otherwise determine, such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.
(b)   “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.
(c)   “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

(d)   A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” any securities:
(i)   which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly;
(ii)   which such Person or any of such Person’s Affiliates or Associates has (A) the right or the obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);
(iii)   which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(d)(ii)(B) hereof) or disposing of any securities of the Company; or
(iv)   which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty’s Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such Person or any of such Person’s Affiliates or Associates is a Receiving Party (as such terms are defined in the immediately following paragraph); provided, however, that the number of Common Shares that a Person is deemed to Beneficially Own pursuant to this clause (iv) in connection with a particular Derivatives Contract shall not exceed the number of Notional Common Shares with respect to such Derivatives Contract; provided, further, that the number of securities beneficially owned by each Counterparty (including its Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause (iv) be deemed to include all securities that are beneficially owned, directly or indirectly, by any other Counterparty (or any of such other Counterparty’s Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty’s Affiliates or Associates) is a Receiving Party, with this proviso being applied to successive Counterparties as appropriate.
A “Derivatives Contract” is a contract between two parties (the “Receiving Party” and the “Counterparty”) that is designed to produce economic benefits and risks to the Receiving Party that correspond substantially to the ownership by the Receiving Party of a number of Common Shares specified or referenced in such contract or, if a number of Common Shares is not so specified or referenced therein, the number of Common Shares that the Board in its discretion may determine to be the number to which such contract relates (the number corresponding to such economic benefits and risks, the “Notional Common Shares”), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, Common Shares or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate federal governmental authority shall not be deemed to be Derivatives Contracts.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which are issuable by the Company and which such Person would be deemed to Beneficially Own hereunder.
(e)   “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the City of New York, New York are authorized or obligated by law or executive order to close.
(f)   “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
(g)   “Common Shares” when used with reference to the Company shall mean the shares of common stock, par value $0.01 per share, of the Company. “Common Shares” when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.
(h)   “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.
(i)   “Effective Time” shall mean 5:00 P.M., New York City time, on April 9, 2021.
(j)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(k)   “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.
(l)   “Exemption Date” shall have the meaning set forth in Section 23(c).
(m)   “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.
(n)   “Nasdaq” shall mean The Nasdaq Stock Market LLC.
(o)   “Person” shall mean any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, and shall include any successor (by merger or otherwise) of such entity, as well as any group under Rule 13d-5(b)(1) of the Exchange Act.
(p)   “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company having the rights and preferences set forth in the Company’s Articles of Amendment to the Company’s Amended and Restated Charter attached hereto as Exhibit A.
(q)   “Purchase Price” shall have the meaning set forth in Section 4 hereof.
(r)   “Qualifying Offer” shall mean an offer having, to the extent required for the type of offer specified, each of the following characteristics:
(i)   a fully financed all-cash tender offer or an exchange offer offering Common Shares of the offeror, or a combination thereof, in each case for all of the Company’s outstanding Common Shares at the same per-share consideration;
(ii)   an offer that shall remain open for not less than 60 Business Days after the offer has commenced within the meaning of Rule 14d-2(a) under the Exchange Act; provided, however, that such offer need not remain open beyond (1) the time for which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open, or (2) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of the Exchange Act, of any other tender offer for the Company’s Common Shares with respect to which the Board of Directors has agreed to redeem the Rights immediately prior to acceptance for payment of Common Shares thereunder (unless such other offer is terminated prior to its expiration without any Common Shares having been purchased thereunder);

(iii)   an offer that is conditioned on a minimum number of the Company’s Common Shares being tendered and not withdrawn as of the expiration date as would provide the bidder, upon consummation of the offer, with beneficial ownership of at least a majority of the Company’s outstanding Common Shares, which condition shall not be waivable;
(iv)   an offer pursuant to which the offeror has made an irrevocable written commitment to provide a “subsequent offering period” in accordance with Rule 14d-11 of the Exchange Act of 20 Business Days following the consummation of the offer; and
(v)   if the offer includes Common Shares of the offeror, (A) the offeror is a publicly-owned United States corporation, and its Common Shares are freely tradable and are listed or admitted to trading on the New York Stock Exchange, the Nasdaq Global Market or the Nasdaq Global Select Market, (B) no approval by the shareholders of the offeror is required to issue such Common Shares or, if required, such approval has already been obtained prior to the commencement of such offer, (C) there must be no Person (including such Person’s Affiliates and Associates) that Beneficially Owns 20% or more of the Common Shares of the offeror then outstanding at the time of commencement of the offer or at any time during the term of the offer, and (D) no other class of voting stock of the offeror is outstanding at the time of the commencement, during the term or upon completion of such offer, and (E) the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act of 1933, as amended, including, without limitation, the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement, and throughout the term, of the offer within the meaning of Rule 14d-2(a) under the Exchange Act.
For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, binding written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors of the Company to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(c) shall no longer be applicable to such offer.
(s)   “Record Date” shall have the meaning set forth in the second paragraph hereof.
(t)   “Redemption Date” shall have the meaning set forth in Section 7(a) hereof.
(u)   “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.
(v)   “Right” shall have the meaning set forth in the second paragraph hereof.
(w)   “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.
(x)   “Shares Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.
(y)   “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.
(z)   “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.
(aa) “Trading Day” shall have the meaning set forth in Section 11(d) hereof.
Section 2.   Appointment of Rights Agent.   The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for the acts or omissions of, any such co-Rights Agent.
Section 3.   Issue of Right Certificates.
(a)   Until the tenth day after the Shares Acquisition Date (including any such date which is after the date of this Agreement and prior to the issuance of the Rights, the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares of the Company registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares of the Company. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.
(b)   On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares of the Company outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares of the Company outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby.
(c)   Certificates for Common Shares which become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:
This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Agreement between Cracker Barrel Old Country Store, Inc. and American Stock Transfer & Trust Company, LLC, dated as of April 9, 2021, as it may be amended from time to time (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Cracker Barrel Old Country Store, Inc. Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate. Cracker Barrel Old Country Store, Inc. will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. As set forth in the Agreement, Rights Beneficially Owned by any Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) become null and void.
With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares of the Company represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares of the Company represented thereby. In the event that the Company purchases or acquires any Common Shares of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares of the Company shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares of the Company which are no longer outstanding. Notwithstanding this

Section 3(c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.
Section 4.   Form of Right Certificates.   The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the “Purchase Price”), but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.
Section 5.   Countersignature and Registration.   The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, any of its Vice Presidents or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the individual who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any individual who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.
Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.
Section 6.   Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.   Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.
Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Notwithstanding any other provisions hereof, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.
Section 7.   Exercise of Rights; Purchase Price; Expiration Date of Rights.
(a)   The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part, at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the earlier to occur of (A) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of shareholders, if at such shareholder meeting a proposal to approve this Agreement has not received the affirmative vote of the holders of a majority of the Company’s Common Shares present in person or represented by proxy, entitled to vote and actually voted on such proposal or (B) Close of Business on April 9, 2024 (such earlier date, the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”), (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, or (iv) the time at which the Rights expire in connection with the consummation of a Qualifying Offer as provided in Section 23(d) hereof.
(b)   The Purchase Price for each one one-hundredth of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $600, and shall be subject to adjustment from time to time as provided in Section 11 or 13 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.
(c)   Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by cash or by certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent) and the Company hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate.
(d)   In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.
Section 8.   Cancellation and Destruction of Right Certificates.   All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and, in such case, shall deliver a certificate of destruction thereof to the Company.
Section 9.   Availability of Preferred Shares.   The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.
The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.
Section 10.   Preferred Shares Record Date.   Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.   Adjustment of Purchase Price, Number of Shares or Number of Rights.   The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.
(a)
(i)   In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii)   Subject to Section 24 hereof, in the event any Person becomes an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of the Company (determined pursuant to Section 11 (d) hereof) on the date of the occurrence of such event. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.
From and after the occurrence of such event, any Rights that are or were acquired or Beneficially Owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void without any further action, and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement or otherwise. Neither the Company nor the Rights Agent shall have liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights Beneficially Owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate or with respect to any Common Shares otherwise deemed to be Beneficially Owned by any of the foregoing; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person or other Person whose Rights would be void pursuant to the preceding sentence shall be cancelled.
(iii)   In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with subparagraph (ii) above, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.
(b)   In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights.
Preferred Shares owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and, in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)   In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such then-current per share market price of the Preferred Shares on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(d)
(i)   For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to such date; provided, however, that, in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or Securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, reported at or prior to 4:00 P.M. New York City time or, in case no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 P.M. New York City time, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 P.M. New York City time or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 P.M. New York City time by Nasdaq or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.
(ii)   For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one hundred. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.
(e)   No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11 (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-millionth of a Preferred Share or one ten-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.
(f)   If, as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a) through (c) hereof, inclusive, and the provisions of Sections 7, 9, 10 and 13 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.
(g)   All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)   Unless the Company shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (A) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.
(i)   The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein, and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.
(j)   Irrespective of any adjustment or change in the Purchase Price or in the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.
(k)   Before taking any action that would cause an adjustment reducing the Purchase Price below one one-hundredth of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.
(l)   In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.
(m)   Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Company to holders of the Preferred Shares shall not be taxable to such shareholders.
(n)   In the event that, at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then, in any such case, (A) the number of one one-hundredths of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.
Section 12.   Certificate of Adjusted Purchase Price or Number of Shares.   Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment or describing such event and a brief statement of the facts accounting for such adjustment or describing such event, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof.
Section 13.   Consolidation, Merger or Sale or Transfer of Assets or Earning Power.   In the event, directly or indirectly, at any time after a Person has become an Acquiring Person, (a) the Company shall effect a share exchange, consolidate with, or merge with and into, any other Person, (b) any Person shall effect a share exchange, consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such share exchange or merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of result obtained by (A) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares of the Company thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless, prior thereto, the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall similarly apply to successive mergers, share exchanges, or consolidations or sales or other transfers.
Section 14.   Fractional Rights and Fractional Shares.
(a)   The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.
(b)   The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.
(c)   The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).
Section 15.   Rights of Action.   All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement, and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.
Section 16.   Agreement of Right Holders.   Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)   prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;
(b)   after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and
(c)   the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.
Section 17.   Right Certificate Holder Not Deemed a Shareholder.   No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.
Section 18.   Concerning the Rights Agent.   The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.
The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.
Section 19.   Merger or Consolidation or Change of Name of Rights Agent.   Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange, be converted or consolidated, or any Person resulting from any merger, share exchange, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or document or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.
Section 20.   Duties of Rights Agent.   The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)   The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.
(b)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c)   The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.
(d)   The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.
(e)   The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 13, 23 or 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate pursuant to Section 12 describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.
(f)   The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.
(h)   The Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.
(i)   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.
Section 21.   Change of Rights Agent.   The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause) upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a Person organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in such state), in good standing which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (b) an affiliate or direct or indirect wholly-owned Subsidiary of such Person or its wholly-owning parent. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.   Issuance of New Right Certificates.   Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Company to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.
Section 23.   Redemption.
(a)   The Board of Directors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board of Directors of the Company may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Company, in its sole discretion, may establish.
(b)   Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.
(c)   In the event the Company receives a Qualifying Offer and, by the end of the 60 Business Days following the commencement (or, if later, the first existence) of a Qualifying Offer, the Board of Directors has not redeemed the outstanding Rights or exempted such offer from the terms of the Agreement, the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the 60th Business Day following the commencement (or, if later, the first existence) of a Qualifying Offer (the “Exemption Date”).
(d)   From and after the Close of Business on the Exemption Date, the consummation of the Qualifying Offer shall not cause the offeror or its affiliates or associates to become an Acquiring Person, and the Rights shall immediately expire and have no further force and effect upon such consummation.
Section 24.   Exchange.
(a)   The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding.
(b)   Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.
(c)   In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this

Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Company shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Company shall substitute, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share multiplied by such number or fraction is equal to the current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction thereof.
(d)   The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.
Section 25.   Notice of Certain Events.
(a)   In case the Company shall, at any time after the Distribution Date, propose (i) to pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any share exchange, consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such share exchange, reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.
(b)   In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Company shall, as soon as practicable thereafter, give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.
Section 26.   Notices.   Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Cracker Barrel Old Country Store, Inc.
305 Hartmann Drive
Lebanon, TN 37087
Attention: Corporate Secretary
Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attention: Relationship Manager
with a copy (which shall not constitute notice) to:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attention: General Counsel
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 27.   Supplements and Amendments.   The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and the Rights Agent; provided, however, that, from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.
Section 28.   Successors.   All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
Section 29.   Benefits of this Agreement.   Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).
Section 30.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.
Section 31.   Governing Law.   This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Tennessee and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

Section 32.   Counterparts.   This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.
Section 33.   Descriptive Headings.   Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
Section 34.   Force Majeure.   Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.
[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.
CRACKER BARREL OLD COUNTRY STORE, INC.
By: /s/ Sandra B. Cochran Name: Sandra B. Cochran Title: President and Chief Executive Officer
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By /s/ Michael A. Nespoli Name: Michael A. Nespoli Title: Executive Director
[Signature Page — Rights Agreement]

Exhibit A
ARTICLES OF AMENDMENT TO THE
AMENDED AND RESTATED CHARTER
of
CRACKER BARREL OLD COUNTRY STORE, INC.
(Pursuant to Section 48-20-102 of the
Tennessee Business Corporation Act)
In accordance with Sections 48-20-102 and 48-20-106 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment (the “Articles of Amendment”) to its Amended and Restated Charter (the “Charter”):
1.   The name of this corporation is Cracker Barrel Old Country Store, Inc.
2.   Article 5 of the Charter is hereby amended, pursuant to the authority granted to the Board of Directors of this corporation by Section 5(c) of the Charter, by amending and restating subsection (f) to Article 5 of the Charter in its entirety to read as follows:
“(f) Series A Junior Participating Preferred Stock:
(i) Designation and Amount.   The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the corporation convertible into Series A Preferred Stock.
(ii) Dividends and Distributions.
(A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share, of the corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) The corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this subsection immediately after it declares a dividend or distribution on

A-A-1

the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.
(iii) Voting Rights.   The holders of shares of Series A Preferred Stock shall have the following voting rights:
(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the shareholders of the corporation. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(B) Except as otherwise provided herein, in any other articles of amendment to this Charter creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the corporation.
(C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
(iv) Certain Restrictions.
(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in subsection 5(f)(ii) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the corporation shall not:
(1) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
(2) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A

A-A-2

Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(3) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or
(4) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B) The corporation shall not permit any subsidiary of the corporation to purchase or otherwise acquire for consideration any shares of stock of the corporation unless the corporation could, under paragraph (A) of this subsection 5(f)(iv), purchase or otherwise acquire such shares at such time and in such manner.
(v) Reacquired Shares.   Any shares of Series A Preferred Stock purchased or otherwise acquired by the corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, or in any other articles of amendment to this Charter creating a series of Preferred Stock or any similar stock or as otherwise required by law.
(vi) Liquidation, Dissolution or Winding Up.   Upon any liquidation, dissolution or winding up of the corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up)to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(vii) Consolidation, Merger, Etc.   In case the corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each

A-A-3

share of Common Stock is changed or exchanged. In the event the corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(viii) No Redemption.   The shares of Series A Preferred Stock shall not be redeemable.
(ix) Rank.   The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the corporation’s Preferred Stock.
(x) Amendment.   Subsection 5(f) of this Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.”
3.   Except as amended by these Articles of Amendment, the Charter of the Corporation shall remain in full force and effect.
4.   These Articles of Amendment were duly adopted by the Board of Directors of the Corporation on April 9, 2012, without shareholder approval as no such approval was required.
5.   These Articles of Amendment to the Charter of the Corporation will be effective as of 8:00 a.m. Central Time on April 10, 2012.

A-A-4

IN WITNESS WHEREOF, these Articles of Amendment are executed on behalf of the Corporation this 9th day of April, 2012.
CRACKER BARREL OLD COUNTRY STORE, INC.
By:
/s/ Michael J. Zylstra

Name:
Michael J. Zylstra

Title:
Vice President and General Counsel

A-A-5

Exhibit B
Form of Right Certificate
Certificate No. R-	Rights
NOT EXERCISABLE AFTER April 9, 2024 OR EARLIER IF
REDEMPTION, EXCHANGE OR TERMINATION OCCURS. THE RIGHTS ARE
SUBJECT TO REDEMPTION AT $0.01 PER RIGHT AND TO EXCHANGE OR
TERMINATION ON THE TERMS SET FORTH IN THE AGREEMENT.
Right Certificate
Cracker Barrel Old Country Store, Inc.
This certifies that                  , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Agreement, dated as of April 9, 2021 (the “Agreement”), between Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Agreement) and prior to 5:00 P.M., New York City time, on April 9, 2024 (or earlier under certain circumstances set forth in the Agreement) at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a purchase price of $600 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of            , 20      , based on the Preferred Shares as constituted at such date. As provided in the Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.
This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Agreement are on file at the principal executive offices of the Company and the offices of the Rights Agent.
This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.
Subject to the provisions of the Agreement, the Rights evidenced by this Right Certificate (i) may be redeemed by the Company at a redemption price of $0.01 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company’s Common Stock, par value $0.01 per share.
No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but, in lieu thereof, a cash payment will be made, as provided in the Agreement.
No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed

A-B-1

to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.
This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

A-B-2

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of                  , 20           .
ATTEST:	CRACKER BARREL OLD COUNTRY STORE, INC.
Name: Title: Countersigned:	By Name: Title:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By Name: Title:
Form of Reverse Side of Right Certificate

A-B-3

FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Right Certificate.)
FOR VALUE RECEIVED                   hereby sells, assigns and transfers unto [Please print name and address of transferee] this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated:
Signature
Signature Guaranteed:
Signatures must be guaranteed by a member or participant in the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchange Medallion Program.
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).
Signature
Form of Reverse Side of Right Certificate — continued

A-B-4

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise
Rights represented by the Right Certificate.)
To: CRACKER BARREL OLD COUNTRY STORE, INC.
The undersigned hereby irrevocably elects to exercise                   Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:
Please insert social security
or other identifying number
(Please print name and address)
If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number
(Please print name and address)
Dated:
Signature
Signature Guaranteed:
Signatures must be guaranteed by a member or participant in the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchange Medallion Program.
The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement).
Signature

A-B-5

NOTICE
The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.
In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Agreement) and such Assignment or Election to Purchase will not be honored.

A-B-6

Exhibit C
SUMMARY OF RIGHTS TO PURCHASE
PREFERRED SHARES
Introduction
Effective as of April 9, 2021, the Board of Directors of our Company, Cracker Barrel Old Country Store, Inc., a Tennessee corporation, declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share. The dividend is payable on
April 19, 2021 to the shareholders of record on April 19, 2021.
Our Board has adopted this Rights Agreement to protect shareholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing significant dilution upon any person or group that acquires 20% or more of our outstanding common stock without the approval of our Board. The Rights Agreement should not interfere with any merger or other business combination approved by our Board. It also does not apply to any all-cash, fully financed tender offer or exchange offer offering common stock of the offeror, or a combination thereof, for all the Company’s shares meeting the requirements that we describe below.
For those interested in the specific terms of the Rights Agreement as made between our Company and American Stock Transfer & Trust Company, LLC, as the Rights Agent, on April 9, 2021, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated April 9, 2021. A copy of the agreement is available free of charge from our Company.
The Rights.   Our Board authorized the issuance of a Right with respect to each outstanding share of common stock on April 19, 2021. The Rights will initially trade with, and will be inseparable from, the common stock. The Rights are evidenced only by certificates or book entries that represent shares of common stock. New Rights will accompany any new shares of common stock we issue after April 19, 2021 until the Distribution Date described below.
Exercise Price.   Each Right will allow its holder to purchase from our Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (“Preferred Share”) for $600, once the Rights become exercisable. This portion of a Preferred Share will give the shareholder approximately the same dividend, voting, and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.
Exercisability.   The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 20% or more of our outstanding common stock.
Certain synthetic interests in securities created by derivative positions — whether or not such interests are considered to be ownership of the underlying common stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934 — are treated as beneficial ownership of the number of shares of the company’s common stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of the company’s common stock are directly or indirectly held by counterparties to the derivatives contracts. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Plan are excepted from such imputed beneficial ownership.
We refer to the date when the Rights become exercisable as the “Distribution Date.” Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person are void and may not be exercised.

A-C-1

Consequences of a Person or Group Becoming an Acquiring Person.
•
Flip In.   If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $600, purchase shares of our common stock with a market value of $1,200 based on the market price of the common stock prior to such acquisition.

•
Flip Over.   If our Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for $600, purchase shares of the acquiring corporation with a market value of $1,200 based on the market price of the acquiring corporation’s stock, prior to such merger.

•
Notional Shares.   Shares held by Affiliates and Associates of an Acquiring Person, and Notional Shares held by counterparties to a Derivatives Contract with an Acquiring Person, will be deemed to be beneficially owned by the Acquiring Person.

Preferred Share Provisions.
Each one one-hundredth of a Preferred Share, if issued:
•
will not be redeemable.

•
will entitle holders to quarterly dividend payments of $0.01 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater.

•
will entitle holders upon liquidation either to receive $1 per share or an amount equal to the payment made on one share of common stock, whichever is greater.

•
will have the same voting power as one share of common stock.

•
if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-hundredth interest in a Preferred Share should approximate the value of one share of common stock.
Expiration.   The Rights will expire no later than April 9, 2024, but will expire immediately following certification of the vote at the 2021 annual shareholders’ meeting if the rights plan is not approved by shareholders.
Redemption.   Our Board may redeem the Rights for $0.01 per Right at any time before any person or group becomes an Acquiring Person. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.01 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.
Qualifying Offer Provision.   The Rights would also not interfere with any all-cash, fully financed tender offer, exchange offer of common stock of the offeror meeting certain terms and conditions further described below, or a combination thereof, in each case for all shares of the Company’s outstanding common stock , remaining open for a minimum of 60 business days, and subject to a minimum condition of acceptance by a majority of the outstanding shares of the Company’s common stock and providing for a 20 business day “subsequent offering period” after consummation (such offers are referred to as “qualifying offers”). If an offer includes shares of common stock of the offeror, the Rights would not interfere with such offer if such consideration consists solely of freely-tradeable common stock of a publicly-owned United States corporation; such common stock is listed or admitted to trading on the New York Stock Exchange, Nasdaq Global Select Market or Nasdaq Global Market; the offeror has already received stockholder approval to issue such common stock prior to the commencement of such offer or no such approval is or will be required; the offeror has no other class of voting stock outstanding; no person (including such person’s affiliated and associated persons) beneficially owns twenty percent (20%) or more of the shares of common stock of the offeror then outstanding at the time of commencement of the offer or at any time during the term of the offer; and the offeror meets the registrant eligibility requirements for use of a registration statement on Form S-3 for registering securities under the Securities Act of 1933, as amended, including the filing of

A-C-2

all reports required to be filed pursuant to the Securities Exchange Act of 1934, as amended, in a timely manner during the twelve (12) calendar months prior to the date of commencement, and throughout the term, of such offer. In the event our Company receives a qualifying offer and the board of directors has not redeemed the Rights prior to the consummation of such offer, the consummation of the qualifying offer will not cause the offeror or its affiliates or associates to become an Acquiring Person, and the Rights will immediately expire upon consummation of the qualifying offer.
Exchange.   After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.
Anti-Dilution Provisions.   Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock.
No adjustments to the Exercise Price of less than 1% will be made.
Amendments.   The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, our Board may not amend the agreement in a way that adversely affects holders of the Rights.

A-C-3

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materialselectronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D61057-Z81140 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CRACKER BARREL OLD COUNTRY STORE, INC.The Board of Directors recommends you vote FOR the following 1. To elect ten directors.Nominees: 01) Thomas H. Barr 02) Carl T. Berquist 03) Sandra B. Cochran 04) Meg G. Crofton 05) Gilbert R. Dávila 06) William W. McCarten 07) Coleman H. Peterson 08) Gisel Ruiz 09) Darryl L. Wade 10) Andrea M. Weiss The Board of Directors recommends you vote FOR proposal 2. 2. TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. The Board of Directors recommends you vote FOR proposal 3. 3. TO APPROVE THE COMPANY'S SHAREHOLDER RIGHTS PLAN ADOPTED BY THE BOARD OF DIRECTORS ON APRIL 9, 2021. For ! All Withhold ! All For All Except ! For ! Against ! Abstain ! For ! Against ! Abstain ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR proposal 4. 4. TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2022 FISCAL YEAR. The Board of Directors recommends you vote AGAINST proposal 5. 5. SHAREHOLDER PROPOSAL REGARDING VIRTUAL MEETINGS. For ! Against ! Abstain ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. *IMPORTANT NOTICE REGARDING COVID-19 AND PROCEDURES FOR THE ANNUAL MEETING: The Company currently plans to conduct the meeting in person. The Company continues to be mindful of the public health concerns posed by the pandemic. Consistent with last year, the Company wants to ensure that shareholders fully understand that because of the pandemic, the Annual Meeting this year will be different from years past and urges them to fully consider the changes to the meeting format described below before attending in person. Measures that the Company intends to follow to protect the safety of shareholders, members of the Board of Directors, and its employees and facilities at this year’s Annual Meeting are expected to include: • requiring proof of vaccination or a negative COVID-19 test result received within the preceding 72 hours; • conducting health screenings for persons seeking entry to the meeting; • enforcing social distancing guidelines for all attendees, which may include dispersed seating of attendees in multiple rooms with video and audio streams; • requiring attendees to wear appropriate facial coverings while in our facilities; • refraining from any facility tours; • providing no food or beverage service; • providing no shareholder gifts or materials other than ballots and rules of procedure; and • streamlining the meeting itself to ensure that it is conducted as expeditiously and safely as possible. As the pandemic continues to evolve, the Company may impose additional procedures or limitations on meeting attendees or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). The Company will issue a press release and make a public filing with the SEC, announcing any changes to the Annual Meeting, and the Company will also announce any changes at http://investor.crackerbarrel.com. Shareholders are encouraged to check this website prior to making any decision to attend the Annual Meeting. The Company urges all shareholders to consider carefully the risks inherent in travel and in attending public gatherings such as the Annual Meeting in the continuing pandemic before making any decision to attend in person. D61058-Z81140 Proxy Solicited by and on behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on Thursday, November 18, 2021. The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Sandra B. Cochran, William W. McCarten, and Richard M. Wolfson, and each of them, as proxies, with full power of substitution, to vote all shares that the shareholder(s) would be entitled to vote on all matters that may properly come before the Annual Meeting of Shareholders of Cracker Barrel Old Country Store, Inc. (the “Company”) to be held at 305 Hartmann Drive, Lebanon, TN, 37087 on Thursday, November 18, 2021 at 10:00 a.m., Central Time. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting. The proxies will vote as the Board of Directors recommends where a choice is not specified. The shares will be voted in accordance with your instructions. THE SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF NO CHOICE IS SPECIFIED, SHARES WILL BE VOTED FOR ALL BOARD OF DIRECTORS NOMINEES IN THE ELECTION OF DIRECTORS; TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE PROXY STATEMENT THAT ACCOMPANIES THIS NOTICE; TO APPROVE THE COMPANY'S SHAREHOLDER RIGHTS PLAN; TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2022 FISCAL YEAR; AGAINST THE SHAREHOLDER PROPOSAL REGARDING VIRTUAL MEETINGS; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. Please sign and date this Proxy.